UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Dow Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2025

Notice of Annual Meeting

of Stockholders

& proxy statement

Notice of Annual Meeting of Stockholders

Dear Dow Stockholder,

You are invited to attend the 2025 Annual Meeting of Stockholders of Dow Inc. (the “2025 Meeting”) online at www.virtualshareholdermeeting.com/DOW2025.

At the 2025 Meeting, stockholders will vote on the following matters either by proxy or in person at the virtual meeting:

Election of the Directors named in the Proxy Statement

Advisory Resolution to Approve Executive Compensation

Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2025

Transaction of any other business as may properly be brought before the 2025 Meeting

Meeting Date	Record Date	Meeting Time

Thursday, April 10, 2025	Friday, February 14, 2025	8:00 AM Eastern Time
Virtual Meeting www.virtualshareholdermeeting.com/DOW2025

How to Vote in Advance of the 2025 Meeting

Your vote is important. We encourage you to vote in advance, even if you plan to attend the 2025 Meeting online. To vote online or by phone, you will need to use your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. The independent tabulator must receive any proxy that will not be delivered electronically at the 2025 Meeting by 11:59 PM Eastern Time on April 9, 2025.

www.proxyvote.com

1-800-690-6903 or the number provided on your voting instructions

Use the postage-paid envelope provided if you received printed proxy materials

The Board of Directors of Dow Inc. (the “Board”) has set the close of business on February 14, 2025 as the record date for determining stockholders who are entitled to receive notice of and to vote at the 2025 Meeting and any adjournment or postponement thereof.

As permitted by the SEC rules, proxy materials were made available via the internet. Notice regarding availability of proxy materials and instructions on how to access those materials were mailed to certain stockholders of record on or about February 28, 2025 (the “Notice of Internet Availability of Proxy Materials”). The Notice of Internet Availability of Proxy Materials included instructions on how to vote and how to request a paper copy of the proxy materials. This method of notice and access gives the Company a low-cost way to furnish stockholders with their proxy materials. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise.

2025 | Dow Proxy Statement 1

Notice of Annual Meeting of Stockholders

How to Attend the 2025 Meeting

You are invited to attend the 2025 Meeting online at www.virtualshareholdermeeting.com/DOW2025. Dow is pleased to use the virtual meeting format to facilitate stockholder attendance, voting and questions by leveraging technology to communicate more effectively and efficiently with our stockholders. This format allows stockholders to participate fully from any location, without the cost of travel.

To participate in the 2025 Meeting, you must be a stockholder of record and log in with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. Whether or not you participate in the 2025 Meeting online, it is important that your shares are included in the voting process.

If you are a beneficial stockholder, please follow the instructions on the voting instruction form provided by your bank or broker or other nominee in order to participate in the 2025 Meeting. Please contact your bank or broker if you have questions about how to obtain your control number.

Interested persons who are not stockholders may also access the 2025 Meeting as guests, but will not be able to vote or ask questions during the 2025 Meeting.

How to Ask Questions

Stockholders may submit questions during the 2025 Meeting using the “Ask a Question” field on the virtual meeting website. You will need to log in with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to submit a question.

Time has been allocated on the agenda to respond to questions submitted during the 2025 Meeting. Questions we do not answer during the 2025 Meeting will be answered in writing and posted on the Company’s website at www.dow.com/investors. Questions on the same topic or questions that are otherwise related may be grouped, summarized and answered together to avoid repetition.

For more information, see the section titled “Voting and Attendance Procedures” on page 100. Please refer to the 2025 Meeting Rules of Conduct and Procedures for more information on how to vote, how to ask questions and other procedures for the 2025 Meeting. The Rules of Conduct and Procedures are available at www.proxyvote.com and during the 2025 Meeting at www.virtualshareholdermeeting.com/DOW2025.

A replay of the 2025 Meeting will be made available promptly at www.dow.com/investors and it will remain available for at least one year.

We encourage you to join the 2025 Meeting early. Online access will begin approximately 15 minutes before the start at 8:00 AM Eastern Time. If you encounter technical difficulties during the check-in or while attending the meeting, we have technicians available to help you. The technical support contact information will be posted on the 2025 Meeting login page. In the event of any technical malfunction, we expect to make an announcement on the 2025 Meeting login page. Any updated information regarding the 2025 Meeting will be posted at www.dow.com/investors.

Thank you for your continued support and interest in Dow.

Amy E. Wilson

General Counsel and Corporate Secretary

February 28, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDERS MEETING TO BE HELD ON APRIL 10, 2025

The Notice of Internet Availability of Proxy Materials, Proxy Statement

and Annual Report are available at www.proxyvote.com.

2 2025 | Dow Proxy Statement

Table of Contents

Notice of Annual Meeting of Stockholders	1
Table of Contents	3	Board of Directors	33
A Message from our Independent Lead Director	4	Agenda Item 1: Election of Directors	33
		Qualifications and Composition	34
		Nominees for Election	49
Proxy Statement Summary	5	Director Compensation	50
About Dow	6	Beneficial Ownership of Company Stock	53
2024 Highlights	7
Advancing Our Ambition	8
Environmental Performance	9	Compensation Discussion & Analysis	55
Inclusion	11	CD&A Executive Summary	56
Community	12	Executive Compensation and Benefits	58
Corporate Governance	14	The Compensation Process	73
Executive Compensation	17	Other Considerations	76
Stockholder Engagement	18

		Compensation Tables and Narrative	78
Corporate Governance	19	Pay Versus Performance	84
Corporate Governance Guidelines	19	Benefits	88
Director Independence	19	Potential Payments upon Termination or	91
Board Leadership Structure	20	Change-in-Control
Board, Committee and Annual Meeting Attendance	21	Compensation and Leadership Development	94
Executive Sessions of Directors	21	Committee Report
Board Committees	21
Board’s Role in the Oversight of Strategy and Priorities	26
Board’s Role in the Oversight of Risk Management	26	Management Proposals	95
Cybersecurity and Information Security	27	Agenda Item 2: Advisory Resolution to Approve	95
Code of Conduct	28	Executive Compensation
Political Engagement and Disclosure	29	Agenda Item 3: Ratification of the Appointment of the	96
Communications with the Board and Directors	29	Independent Registered Public Accounting Firm
Director Qualifications	30	Audit Committee Report	98
Director Orientation and Education	30
Director Candidate Nominations through Proxy Access	31
Service on Other Public Company Boards	31	Voting and Attendance Procedures	100
Board and Committee Evaluation Process	31	Additional Information	103
Board Refreshment and Succession Planning	32
Certain Relationships and Related Transactions	32	Appendix	105
Related Person Transactions	32	Non-GAAP Reconciliation	105
		Defined Terms	107
		Cautionary Statement Regarding Forward-Looking Statements	108

2025 | Dow Proxy Statement 3

A Message from our Independent Lead Director

A Message from our Independent Lead Director

Richard K. Davis

Independent Lead Director

since 2021

✓ Strong familiarity with the Dow Board and Committee structure and rapport with the other independent Directors

✓ Global leadership experience as a former Chairman and Chief Executive Officer of a public company

✓ Vast knowledge in industries subject to extensive regulation, including risk management

✓ Extensive expertise in international business operations, financial services, and capital allocation

✓ Broad public company board experience across the financial services and medical industries

✓ Deep knowledge of corporate governance and compensation matters

Dear Fellow Stockholders,

On behalf of Dow’s independent Directors and Jim Fitterling, Chair and Chief Executive Officer, I am pleased to invite you to our virtual 2025 Annual Meeting of Stockholders.

As your Independent Lead Director, it is my privilege to update you on the progress we’ve made over the past year. In the face of persistent macroeconomic challenges, Dow continued to operate with discipline while making strategic growth investments that position the Company to capture additional upside as market conditions improve. Team Dow also made meaningful progress to advance our ambition profitably as we innovate for our customers and help deliver a sustainable future.

Our Board is comprised of proven and experienced leaders with varied skills and expertise to uniquely help the Company build on our strengths, adapt to market dynamics, and manage risks. We do this by maintaining best-in-class governance practices, while increasing accountability and transparency.

Through this approach, our Board continues to be actively engaged to provide effective oversight of the Company for the long-term benefit of stockholders, customers and society. We take this responsibility seriously, and it is reflected in the progress we’ve made in 2024:

•
Delivered net sales of ~$43 billion and operating EBIT of ~$2.6 billion, including five consecutive quarters of year-over-year volume growth.
•
Returned ~$2.5 billion to shareholders, including ~$2 billion in dividends and ~$0.5 billion in share repurchases, while maintaining a strong balance sheet.
•
Launched our inaugural green bond offering to help finance the development and integration of our sustainability strategy.
•
Progressed our pipeline of near-term organic growth investments, while achieving key milestones on our Path2Zero project in Fort Saskatchewan, Alberta, Canada.
•
Advanced our Transform the Waste strategy by acquiring Circulus Holdings LLC, a U.S.-based mechanical recycler, and adding new products to our circular portfolio.
•
Signed a definitive agreement with a fund managed by Macquarie Asset Management for the sale of a minority stake in select U.S. Gulf Coast infrastructure assets, for which we expect to receive cash proceeds of up to $3 billion.
•
Continued to enhance disclosures and procedures regarding director qualifications, enterprise risk management and leadership succession planning.
•
Recognized by Great Place To Work® and FORTUNE as one of the top 25 World’s Best WorkplacesTM for the second consecutive year.

Through Team Dow’s disciplined actions, we are building a stronger, more resilient and more innovative company that is ready and well-positioned to capitalize on growth opportunities when market conditions improve. I encourage you to read the Proxy Statement, Annual Report and INtersections Report for more insights into our actions and accomplishments.

On behalf of Dow’s management team and Board of Directors, thank you for your investment and continued confidence in our Company.

Richard K. Davis

4 2025 | Dow Proxy Statement

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting.

2025 Annual Meeting of Stockholders of Dow Inc.

Meeting Date	Record Date	Meeting Time
Thursday, April 10, 2025	Friday, February 14, 2025	8:00 AM Eastern Time

Vote Your Shares in Advance	Attend the 2025 Meeting

Your vote is important. We encourage you to vote in advance, even if you plan to attend the 2025 Meeting.

You are invited to attend the 2025 Meeting online at www.virtualshareholdermeeting.com/DOW2025.

To vote and ask questions during the 2025 Meeting, you must be a stockholder of record and log in with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form.

Interested persons who are not stockholders may also access the 2025 Meeting as guests, but will not be able to vote or ask questions during the 2025 Meeting.

We encourage you to join the 2025 Meeting early. Online access will begin approximately 15 minutes before the start at 8:00 AM Eastern Time. If you encounter technical difficulties during the check-in or while attending the meeting, please call technical support. The technical support contact information will be posted on the 2025 Meeting login page.

In the event of any technical malfunction, we expect to make an announcement on the virtual meeting login page. Any updated information will be posted at www.dow.com/investors.

A replay of the 2025 Meeting will be made available promptly at www.dow.com/investors and it will remain available for at least one year.

For more information, see the section titled “Voting and Attendance Procedures” on page 100.

www.proxyvote.com

1-800-690-6903 or the number provided on your voting instructions

Use the postage-paid envelope provided if you received printed proxy materials

You may also vote online during the 2025 Meeting at www.virtualshareholdermeeting.com/DOW2025.

To vote online or by phone, you will need your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. The independent tabulator must receive any proxy that will not be delivered electronically at the 2025 Meeting by 11:59 PM Eastern Time on April 9, 2025.

Ask Questions
You may submit questions during the 2025 Meeting at www.virtualshareholdermeeting.com/DOW2025.
To ask a question, you will need to log in with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form.
Questions we do not answer during the 2025 Meeting will be answered in writing and posted on the Company’s website at www.dow.com/investors.

Agenda and Voting Recommendations

The Notice of Internet Availability of Proxy Materials, Proxy Statement and Annual Report are available at www.proxyvote.com.

Agenda Item		Board Vote Recommendation	Page Reference

1:	Election of Directors	FOR	33
2:	Advisory Resolution to Approve Executive Compensation	FOR	95
3:	Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2025	FOR	96

2025 | Dow Proxy Statement 5

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

About Dow

Dow (NYSE: DOW) is one of the world’s leading materials science companies, serving customers in high-growth markets such as packaging, infrastructure, mobility and consumer applications. Our global breadth, asset integration and scale, focused innovation, leading business positions and commitment to sustainability enable us to achieve profitable growth and help deliver a sustainable future. Learn more about our ambition to be the most innovative, customer-centric, inclusive and sustainable materials science company in the world by visiting www.dow.com. The Company’s website, reports and social media feeds are not part of or incorporated by reference into this Proxy Statement.

EMPLOYEES ~36,000	MANUFACTURING SITES 91 sites	GLOBAL REACH 30 countries in which Dow manufactures products

All data as of December 31, 2024.

Powering Our Purpose

Fueled by the passion and expertise of Team Dow, we are committed to innovation, sustainability and circularity for the markets and customers we serve. We champion an inclusive culture in our workplace and strive to enhance the communities where we live and work.

Our belief in the power of materials science to change the world is central to who we are. It is built on our over 127-year history of innovation and is embedded in our purpose to deliver a sustainable future. It is also critical to driving progress and creating long-term profitable growth for our shareholders, our Company and society.

AMBITION	PURPOSE

To be the most innovative, customer-centric, inclusive and sustainable materials science company in the world	To deliver a sustainable future for the world through our materials science expertise and collaboration with our partners

GOAL Value growth and best-in-class performance

OUR VALUES

Integrity	Respect for People	Protecting Our Planet

6 2025 | Dow Proxy Statement

2024 Highlights

Delivered ~$43B Net Sales	Delivered $1.2B Net Income	Delivered ~$2.6B Operating EBIT[1]	Generated $2.9B in cash flow from operating activities—continuing operations	Returned ~$2.5B to shareholders through dividends and share buybacks

Started construction of the world’s first net-zero emissions² ethylene and derivatives site in Fort Saskatchewan, Alberta, Canada, which is expected to generate ~$1B annual EBITDA growth by 2030	Formed partnership with Carbice, a pioneer in carbon nanotube technology, to offer a full portfolio of thermal interface management solutions for electronic and automotive markets	Announced intent to invest in ethylene derivatives capacity on the U.S. Gulf Coast, including the production of carbonate solvents, critical components to the supply chain of lithium-ion batteries

Signed a joint development agreement with Procter & Gamble to develop a new technology to help recover polyethylene from hard-to-recycle waste for reuse in consumer packaging	Announced the signing of a first-of-its-kind memorandum of understanding circularity partnership with SCG Chemicals in Asia Pacific to transform 200 KTA of plastic waste into circular products by 2030	Expanded circular solutions with the acquisition of Circulus, a leading mechanical recycler of plastic waste, adding 50,000 metric tons of recycled materials annually

Launched first DOWSIL™ carbon-neutral silicone elastomer blends certified for skin and make-up applications; underscoring our commitment to both performance and sustainability and reinforcing our responsibility to meet the evolving needs of our customers

Collaborated with JLR and Adient to develop the industry’s first breakthrough circular polyurethane materials for automotive seats; addressing the growing demand for recycled materials by converting end-of-life waste into new circular materials and helping our customers meet their recycled content targets

>90% of our R&D portfolio is

aligned to Dow’s sustainability areas of focus; through our strong portfolio of patented technologies, we are able to
commercialize products for our customers that are both high performance and sustainable for long-term value

Launched new caregiving resources including access to care coaches and assistance with childcare expenses for qualifying employees	Invested $33.7MM in corporate + foundation + in-kind contributions	77% of Dow employees volunteered at least once in the past year in the communities where they live and work[3]

Continued enhancement of Board of Director qualification assessments and disclosures	Continued our focus on executive leadership succession planning and refreshment, including opportunities for Board and stockholder engagement with next-level management	Realized a 30% reduction of river water usage and ~360 KTA of CO₂ equivalent savings at our Louisiana Operations after completing a steam and power project
1.
Non-GAAP measure. See the Appendix for definitions and a reconciliation to the most directly comparable GAAP measure.
2.
Scope 1 and 2 emissions.
3.
Represents percentage of 2024 respondents to Voice, the annual employee survey that measures employee experience and satisfaction as well as leader effectiveness.

2025 | Dow Proxy Statement 7

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

ADVANCING OUR AMBITION

Dow focuses on four strategic areas of action—Environmental Performance; Inclusion; Community; and Corporate Governance—to advance our Ambition, deliver solutions for global challenges and create lasting value for our customers, communities, employees, businesses and stockholders. How we drive accountability for these strategic areas of action can be found in more detail beginning on page 9.

ENVIRONMENTAL PERFORMANCE	INCLUSION	COMMUNITY	CORPORATE GOVERNANCE

Our strategy for building a more sustainable world focuses on three priority areas: circular economy, climate protection, and safer materials. These areas address some of the most pressing challenges facing our planet and offer an opportunity for Dow to use our expertise in materials science and global scale to make a positive impact and grow the Company.

Realizing our purpose and ambition as a company requires an inclusive culture that enables all of our people to develop, advance, and contribute their greatest value. A workplace where individuals thrive is one that attracts and retains the right talent who serve as the engine of innovation to address global challenges.

We believe in sustainable business growth that creates positive social change. Our global citizenship strategy is a road map for how we connect our core strengths—our science and technology expertise, and global reach and resources—to enhance the lives of people in our communities and help make our planet more sustainable.

Best-in-class governance strengthens accountability and protects the long-term interests of all of Dow’s stakeholders. Our leadership starts with our experienced and highly skilled Board and well-defined Committee structure. The Board actively engages with management in oversight and stewardship of the Company’s strategy, risk management and overall performance.

A PROACTIVE APPROACH TO REPORTING AND DISCLOSURE

Dow has been a leader in sustainability reporting since our first report in 2003. Our sustainability reporting objective is to provide transparency on how we are advancing our sustainability strategy and how we are contributing to sustainable development. With that objective, we continue to deliver high-quality and comprehensive environmental, social, and governance reporting on topics that we believe are relevant to our customers, stockholders, employees, and community members. The 2023 INtersections Report includes disclosures prepared in accordance with the GRI and GHG Protocol. The report also includes disclosures aligned with the TCFD, SASB, and World Economic Forum Stakeholder Capitalism Metrics. We continue to monitor the evolution of frameworks and standard setters, such as the International Sustainability Standards Board. Dow engaged Deloitte & Touche, LLP to perform a review engagement to obtain limited assurance on management’s assertion related to disclosures presented in accordance with the 2021 GRI Sustainability Reporting Standards as of, and for the year ended, December 31, 2023, and related to Scope 1+2+3 carbon emissions presented in accordance with the GHG Protocol Corporate Accounting and Reporting Standards under its Corporate Standards for the year ended December 31, 2023.

Dow’s comprehensive annual disclosure of environmental, social and governance performance can be found on our website at www.dow.com/esg. Dow’s public policies on topics such as Chemical Management, Responsible Care, Energy and Climate Change, Sustainability, and Environment, Health & Safety can be found on our website at www.dow.com/about. Additional resources can be found here: https://investors.dow.com/en/esg-resources/default.aspx. These reports, disclosures, policies, and additional resources are not part of or incorporated by reference into this Proxy Statement.

8 2025 | Dow Proxy Statement

STAKEHOLDER ENGAGEMENT ON STRATEGIC PRIORITIES

We regularly engage stakeholders and establish collaborative partnerships as we progress on our environmental, social, and governance priorities and build a clearer understanding of the complex global challenges and local conditions in the countries where we do business. Stakeholders include customers, suppliers, investors and shareholders, current and prospective employees, community advisory panels, regulators and societal organizations. We also bring unique perspectives and guidance through our Sustainability External Advisory Council (SEAC) and Science and Technology Advisory Council (STAC).

Environmental PERFORMANCE

We’re working to deliver a sustainable future by collaborating and innovating to help make a positive impact on society and the planet. As a leading materials science company, we have the responsibility and opportunity to act and lead the industry in areas where our science and innovation can make a difference. This means we are reducing our environmental footprint, developing and implementing circular economy solutions, and innovating materials with enhanced sustainability.

We continue to make significant progress on our 2025 Sustainability Goals using our expertise, products, technologies, and partnerships to meet the evolving demands of customers while leading the transition to a more sustainable, inclusive future. Additional information can be found here: https://corporate.dow.com/en-us/purpose-in-action/2025-goals.html.

In 2019, we identified three focus areas where we believe we can make the biggest difference and drive industry-wide change: Climate Protection, Circular Economy, and Safer Materials. These global priorities represent areas where we are using our science, scale, and global relationships across our value chains to seek and create shared opportunity for Dow and society. In 2020, we introduced new targets aimed at reducing carbon emissions and plastic waste. In 2024, we expanded our Protect the Climate targets to include climate adaptation benchmarks focused on water and nature. Our new Water & Nature strategy is designed to support resiliency for Dow sites and surrounding natural ecosystems.

Since that time, we have continued to advance toward net-zero GHG emissions and plastics circularity. We have a clear plan to achieve our 2030 net annual carbon emissions reduction target and will continue to build on our detailed roadmap to become carbon neutral (Scope 1+2+3 plus product benefits) by 2050.

In 2024, we began construction of our Fort Saskatchewan Path2Zero project in Alberta, Canada, which will be the world’s first net-zero Scope 1 and 2 carbon emissions integrated ethylene cracker and derivatives facility. The project is expected to decarbonize approximately 20 percent of Dow's global ethylene capacity and grow polyethylene supply by approximately 15 percent.

We announced an expanded partnership with Ducks Unlimited, an important conservation partner in our efforts towards water resiliency and habitat conservation. In 2024, we supported projects to restore and enhance parts of the U.S. Gulf Coast region and the Shiawassee National Wildlife Refuge in Michigan.

Advancing our mechanical recycling offering, we acquired Circulus Holdings, LLC, a leading recycler of plastic waste into post-consumer recycled (PCR) plastics. We also announced a joint development agreement with The Procter & Gamble Company to develop an innovative proprietary recycling technology targeting hard-to-recycle plastic waste.

2025 | Dow Proxy Statement 9

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Dow and its plastics value chain are making significant investments to help create a circular economy. Moving toward a more circular world for the products we consume every day is important not only to stop environmental pollution but also to address climate change. Plastics are an essential part of the world’s journey toward a lower GHG emissions future. Our comprehensive approach to reducing GHG emissions and increasing circularity is grounded in our purpose: to deliver a sustainable future for the world through our materials science expertise and collaboration with our partners.

Our current goals for our focus areas are as follows:

Protecting the Climate	Advancing a Circular Economy

Reduce net annual carbon emissions[1] by
5 million metric tons versus our 2020 baseline[1] (15% reduction)

Implement a robust land management strategy

Our top 20 water-dependent sites will have water stewardship plans, and 10 of those sites will be water-resilient[2]

Transform plastic waste and other forms of alternative feedstocks to commercialize 3 million metric tons of circular and renewable solutions annually

Enable 100% of Dow products sold into packaging applications to be designed for reusability and recyclability[3]

All Dow sites will have water stewardship plans

Be carbon neutral (Scope 1+2+3 plus product benefits) Partner to conserve 50,000 acres of habitat and our top 20 water-dependent sites will be water-resilient

1.
Includes Scope 1 and 2 emissions. The 2020 baseline equals 34.7 million metric tons of carbon dioxide emissions. Carbon emissions refers to greenhouse gas (GHG) emissions in carbon dioxide equivalent (CO2e).
2.
Water-resilient is based on a multifaceted assessment aligned to the Taskforce on Nature-related Financial Disclosures, Science Based Target Networks and CEO Water Mandate Guidelines for Net Water Positive.
3.
Learn more about these metrics on page 25 of the Company's 2023 INtersections Report.

10 2025 | Dow Proxy Statement

INCLUSION

At Dow, we remain committed to building a culture where all people can grow and thrive in a rapidly changing world. This approach positions Dow as an employer of choice where people can build robust careers. By maintaining a resilient workforce, Dow drives consistency in long-term business growth and reflects the long-standing mission and vision of Team Dow.

Our strategy is built on seven global foundational pillars that focus on our employees and our suppliers, customers and communities where we operate, and is implemented in our geographic regions at a local level.

In 2024, Dow was recognized by Great Place To Work® and FORTUNE as one of the 25 World’s Best WorkplacesTM for the second consecutive year. Additionally, Dow ranked #3 on the Fair360 2024 Top 50 Companies which measures companies in six areas including talent strategies, supplier diversity and philanthropic engagement. These accomplishments, along with numerous others, serve as a testament to our strong workplace culture, commitment to our communities and focus on delivering value to our stakeholders at every level.

2025 | Dow Proxy Statement 11

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Community

The communities where we do business are also the places our people call home. We are a stronger, more competitive company when our communities are strong and resilient. Guided by our values and our Ambition, we are leveraging our people and partnerships to advance community-driven solutions across the globe through three strategic priority areas.

Vision

Aligned to Dow's Ambition, Global Citizenship supports an innovative, sustainable, and inclusive future where our communities can thrive, everyone has equitable access to STEM & skilled trades careers, and our employees are empowered to accelerate change.

Guiding Principle: Inclusion

Strategic Pillars & Priority Issues

Thriving Communities

We address **community-identified needs** and support **disaster resiliency and response** while advancing **equitable opportunities** in the communities in which Dow operates.

STEM & Skilled Trades

We work to build **STEM & skilled trade education pipelines** and **connect students with innovation-based jobs,** with an emphasis on underrepresented populations and youth.

Sustainability

We promote **circularity, decarbonization, water stewardship and healthy ecosystems** with a focus on communities that experience disproportionate environmental risks and burdens.

Levers of Impact

Grants & Investments

Employee Engagement & Volunteerism

Partnerships & Collaboration

Geographic Focus

Funding and volunteerism are concentrated in local communities in which Dow is based, though each strategic pillar includes approaches driving impact on a regional and/or national scale.

Making an Impact

$33.7 million Corporate + Foundation + In-kind invested	77% of Dow employees volunteered at least once in the past year in the communities where they live and work[1]	The Civic 50 Award Named by Points of Light for the fourth consecutive year as one of the most community-minded companies in the U.S.
1.
Represents percentage of 2024 respondents to Voice, the annual employee survey that measures employee experience and satisfaction as well as leader effectiveness.

12 2025 | Dow Proxy Statement

Collaborating with Communities

•
Partnered with more than 600 non-profits, educational institutions and other community organizations to accelerate social change and create a more sustainable and equitable future.
•
Continued to evaluate Community Opinion and Needs Assessments survey results to inform community investment at strategic Dow locations (defined as cities near large Dow manufacturing facilities).
•
All large Dow U.S. manufacturing sites have Community Advisory Panels (CAPs) or participate in a multi-company Community Advisory Council with local industry peers. Outside of the U.S., similar committees also meet to understand the needs of the community. Through strong and dedicated community engagement to effect real change, we share information on environmental performance, safety and emergency preparedness and collaborate on a variety of topics such as economic development, health and wellness, infrastructure, poverty, housing and food security.

Highlighted Programs

Thriving Communities	STEM & Skilled Trades	Sustainability
Launched in 2019, our ALL IN ERG Fund harnesses the passion, perspective and expertise of our Employee Resource Groups (ERGs), and encourages them to actively engage with community partners.	Continued support for Teach For All network partners' STEM teacher recruitment & professional development in underserved schools in Argentina, Japan, Nigeria, Spain, and the U.S.	Launched in 2016, our Business Impact Fund leverages Dow’s technology and expertise to unlock innovative solutions for some of the world’s most pressing challenges.

$1.8MM invested 79 projects supported in 29 countries	Supported 5,000+ students and 59 teachers across 4 countries	~$14MM invested 65 projects supported in 23 countries

~$3.1MM pledged by employees in 2024 in our Workplace Giving Campaign, powered by United Way	$278,000 in team grants supported 182 teams and >3,000 students	~2,030 acres of wetland to be enhanced through partnership

Established in 2021, Dow’s Employee Relief Fund, administered by E4E Relief, has surpassed $1 million in support to >1,500 colleagues across

5 countries. The Fund provides short-term monetary assistance following a catastrophic disaster or complex humanitarian crisis.

Dow and FIRST® have been strategic partners since 2014. Our values and ambition align with the hands-on experience youth gain from FIRST and the robotics programs’ focus on STEM.

Our ongoing partnership with

Ducks Unlimited – the world’s largest non-profit wetland conservation organization – has helped enhance, protect, and restore critical natural habitat for wildlife as well as natural resources and infrastructure for communities.

2025 | Dow Proxy Statement 13

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Corporate Governance

Our values of Integrity, Respect for People, and Protecting Our Planet are fundamental to how we work and all that we do. Adhering to these values helps us create and maintain a culture that supports sustainable business growth and serves as the foundation of our corporate governance.

We believe strong corporate governance creates long-term value for shareholders by strengthening accountability and transparency, building trust in our Company and promoting good decision-making.

Accountability in Action

Independent Board with strong governance practices and balanced leadership structure; Independent Lead Director with clear role and substantive responsibilities	Aligning strategy and goals to the Company’s largest areas of enterprise risk and opportunity, with clear Board oversight and responsibility

Maintaining a qualified Board with balanced backgrounds, relevant skills and experiences	Designing compensation programs to incentivize performance and support our business and Ambition priorities

Engaging regularly and receiving feedback from a wide variety of stakeholders, including stockholders, customers, suppliers and employees	Ensuring a culture of integrity through an effective code of conduct and ethics program

2024 Governance Highlights

The Corporate Governance Committee, the Board and management regularly review Dow’s corporate governance practices, considering evolving corporate governance principles and stockholder engagement. In 2024, we took the following actions:

•
Continued to enhance director qualifications assessment and disclosure with emphasis on self-identified skills and qualifications.
•
Continued our focus on executive leadership succession planning and refreshment, including opportunities for Board and stockholder engagement with next-level management.
•
Refreshed governance practices regarding Board culture and meeting dynamics to encourage candid communication, rigorous decision making and continuous improvement.

Meet Our Board

We are committed to maintaining a Board that is representative of society and is best equipped to help steward and oversee Dow’s strategy, performance and enterprise risk management. Collectively, our Board provides a balance of perspectives and relevant skills and experiences, including capital allocation; financial acumen; technology expertise; operational experience; and environmental, social and governance expertise, to help our Company compete, innovate and deliver. To learn more about the individuals nominated for election at the 2025 Meeting, see the section titled “Election of Directors” beginning on page 33.

14 2025 | Dow Proxy Statement

Governance Best Practices

As part of Dow’s commitment to high ethical standards, the Board follows sound governance practices. Dow’s corporate governance practices are described in more detail beginning on page 19. The Corporate Governance Guidelines and Board Committee Charters are available on the Company’s website at www.dow.com/investors.

Board Independence	Director Elections	Board Practices	Stock Ownership Requirements	Stockholder Rights	Comprehensive Accountability

12 of 13 Director nominees are independent Robust Committee structure comprised of independent Directors Annual election by the Board of Independent Lead Director and well-defined responsibilities	Annual election by majority of votes cast; resignation policy if not elected Demonstrated Board refreshment emphasizing varied viewpoints and experience Director orientation and education programs	Independent Directors regularly hold executive sessions Annual Board and Committee evaluations Annual review of Board leadership structure and election of Independent Lead Director	Directors subject to stock ownership guidelines Directors required to hold Company-granted equity awards, which settle upon retirement Hedging or pledging Company stock is prohibited

Stockholder right to call special meetings with 25% ownership

No supermajority voting requirements

Eligible stockholders able to nominate directors through proxy access

Active stockholder outreach and engagement

Active Board and Committee oversight of priorities, risk management and performance Industry-leading reporting transparency Experienced senior leadership

Balanced & Effective Board Leadership

Together, our Chair and Independent Lead Director provide effective leadership and management accountability, while ensuring Board independence and alignment with the long-term interests of shareholders. For more information, see the section titled “Board Leadership Structure” on page 20.

Independent Lead Director Primary Responsibilities:

• Leads executive sessions of the independent Directors with focus on Board effectiveness

• Sets and approves Board agenda and materials and calls Board meetings in consultation with the Chair and Committee Chairs

• Serves as a liaison between the Chair and the independent Directors

• Serves as primary Board contact for stockholder communications with the independent Directors

Chair & CEO Jim Fitterling	Independent Lead Director Richard K. Davis

Extensive industry experience and knowledge of business operations, risks and strategy implementation	Corporate Governance Guidelines require clear responsibilities to ensure independent Board oversight

Liaison between stockholders, Directors and employees with accountability for Company performance	Significant experience with corporate governance and public company management

Balanced Leadership Structure

•
Governance practices ensure a strong and independent Board.
•
Effective leadership protects long-term interests of stockholders and strengthens management accountability.
•
The Board’s leadership structure is regularly reviewed and the combination or separation of the CEO and Chair roles are driven by the needs of the Company at a particular time. Currently, the roles are combined.

2025 | Dow Proxy Statement 15

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Strong Oversight Responsibilities

The Board actively oversees and engages with executive management in stewardship of the Company’s strategy; environmental, social and governance priorities; enterprise risk management and overall performance. Committees comprised of independent Directors assist the Board in carrying out its responsibilities. Executive management leads cross-functional efforts to set strategy; oversees the activities related to assessing and managing relevant risks and opportunities; and engages key stakeholders across our priorities. Board Committees composed of independent Directors assist the Board in carrying out its responsibilities. Committees operate pursuant to written charters with clearly defined areas of responsibility and risk oversight. Each Committee reports on the topics discussed and actions taken at each Committee meeting for consideration by the full Board. For more information, see the section titled “Board’s Role in the Oversight of Strategy and Priorities” and “Board’s Role in the Oversight of Risk Management” beginning on page 26.

Leadership Engagement

The responsibilities of the Board and its Committees are aligned with leadership accountability across environmental, social and governance priorities, which are summarized below.

BOARD OVERSIGHT	Environment, Health, Safety & Technology Committee		Compensation and Leadership Development Committee	Corporate Governance Committee	Audit Committee

The Board actively oversees and engages with management in stewardship of the Company’s strategy, risk management and overall performance	Environmental performance, health, safety, community, corporate citizenship, social responsibility, public policy, sustainability, climate, science and technology		Remuneration and incentives to drive accountability and progress on the Company’s financial performance and the achievement of its Ambition compensation metrics; and work environment and culture	Corporate governance framework, board composition and performance, governance best practices, compliance with legal and regulatory requirements and reporting frameworks	External reporting, risk management, internal controls, compliance with legal and regulatory requirements and reporting frameworks

MANAGEMENT & ACCOUNTABILITY	Environmental Performance	Community	Inclusion	Corporate Governance

Company executive management actively leads cross-functional efforts to set strategy, oversee the activities related to assessing and managing relevant risks/opportunities, and engage key stakeholders across our priorities

▪ Environmental, Social and Governance Steering Team

▪ Executive Sustainability Team

▪ Climate Steering Team

▪ Circularity Project Management Office

▪ Science & Technology Advisory Council (STAC)

▪ Sustainability External Advisory Council (SEAC)

		▪ Global Citizenship Office ▪ Community Advisory Panels ▪ Dow Company Foundation Board	▪ Office of Inclusion ▪ President’s Inclusion Council ▪ Senior Leaders’ Inclusion Council ▪ Joint Inclusion Council ▪ Executive Compensation	▪ Office of the Corporate Secretary ▪ Office of Ethics and Compliance	▪ Annual INtersections report, including oversight for limited assurance by our external auditing firm

16 2025 | Dow Proxy Statement

Executive Compensation

The objectives of Dow’s compensation program are set by the Compensation and Leadership Development Committee and are designed to motivate and reward employees for achieving Dow’s most critical financial and operational goals as well as those aligned to our Company ambition. While the compensation discussion included in this Proxy Statement focuses on the administration of pay for the Company’s Named Executive Officers (“NEOs”), the philosophies and programs apply broadly across the Company’s employee population. Dow’s pay for performance programs and offerings—including Base Pay, the Annual Performance Award and LTI programs—are designed to be equitable and fair, and to incentivize performance.

Key Executive Compensation Practices

The compensation programs are described in more detail in the CD&A section beginning on page 55. The following table summarizes the Company’s key executive compensation practices:

✓	Strong pay for performance alignment among executive compensation outcomes, individual performance and Company financial, strategic and operational performance	✓	Stock ownership requirements of six times base salary for the CEO and four times base salary for the other NEOs
		✓	Compensation Clawback Policy
✓	Stockholder engagement and feedback considered in executive compensation design	✓	Anti-hedging/anti-pledging policies
✓	Compensation program structure designed to discourage excessive risk taking	✓	Stock incentive plans prohibit option repricing, reloads, exchanges and options granted below market value without stockholder approval
✓	No change-in-control agreements
✓	No excise tax gross-ups	✓	100% independent Compensation and Leadership Development Committee
✓	Limited perquisites
✓	Committee oversight of human capital management, work environment and culture	✓	Robust processes to assess leadership talent and succession planning for all senior management roles including CEO
✓	Carefully considered Compensation Peer Group with regular Compensation and Leadership Development Committee review	✓	Independent Compensation Consultant reporting to the Compensation and Leadership Development Committee
✓	Each component of target pay benchmarked to median of the Compensation Peer Group	✓	Regular review of the Compensation and Leadership Development Committee Charter to ensure best practices and priorities

2025 | Dow Proxy Statement 17

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Stockholder Engagement

Throughout the year, members of the management team, and select members of the Board, continued extensive outreach to stockholders, engaging with investors who collectively held more than 60 percent of outstanding shares of common stock of the Company held by institutional stockholders. During this outreach, the management team and Board updated investors on a range of topics and gained an understanding of the perspectives and concerns of investors. The management team and Board carefully consider the feedback from these meetings when reviewing our business growth strategies, corporate governance and other matters related to Dow's long-term success.

Who We Engage:	How We Engage:	Who Participates:
• Institutional Investors • Sell-side Analysts • Retail Stockholders • Pension Funds • Bond Holders • Proxy Advisory Firms • Rating Agencies/Firms • Investor Coalitions
•
One-on-one and group meetings in-person and virtually
•
Quarterly earnings calls
•
Industry and sell-side presentations and conferences
•
Company-hosted events and presentations
•
Written and electronic communications
• Executive Management • Investor Relations • Senior Leadership • Subject Matter Experts • Board of Directors
Key Topics of Engagement:
•
Overall business strategy
•
Current business conditions
•
Financial updates
•
Key value chain product capacities
•
Sustainability, corporate citizenship and social impact priorities and initiatives
•
Corporate governance practices
•
Executive compensation

Key Engagement Resources:
• Dow's website investors.dow.com • Quarterly Earnings • Annual Proxy Statement • Annual Report • Annual Meeting • Dow's 2024 Investor Day	• INtersections Report • Public events and presentations • SEC Filings • Disclosures to various ratings assessors

The Company appreciates engaging key stakeholders, including our stockholders, in discussions about our near- and long-term growth strategies, governance practices and progress against our ambition. Examples of our 2024 efforts include:

•
Made meaningful progress on our Fort Saskatchewan Path2Zero project in Alberta, Canada, which is expected to generate approximately $1 billion of incremental Operating EBITDA annually by 2030 while decarbonizing 20% of our global ethylene capacity. In 2024, we began construction and entered into multiple long-term agreements to secure feedstock supply.
•
Progressed our Transform the Waste strategy by expanding capacity through strategic partnerships and new products. This includes the acquisition of Circulus Holdings, LLC, a U.S.-based polyethylene recycler, and additions to our REVOLOOPTM Recycled Plastics Resins and ENGAGETM Polyolefin Elastomers circular portfolios.
•
Continued to execute on near-term investments targeting high-value growth in attractive end-markets and regions, the result of which we expect to deliver approximately $2 billion in annual underlying mid-cycle Operating EBITDA upon completion.
•
Focused on leadership succession planning and refreshment, including the following appointments to Dow's Leadership Team:
•
Karen S. Carter, Chief Operating Officer
•
Debra Bauler, Chief Information & Digital Officer
•
Marco ten Bruggencate, President, Industrial Intermediates & Infrastructure; EMEAI oversight
•
Keith Cleason, President, Packaging & Specialty Plastics; LAA oversight
•
Brendy Lange, President, Performance Materials & Coatings; APAC oversight
•
Enhanced Board of Director qualification assessments and disclosures.
•
Named by Great Place To Work® and FORTUNE as one of the World’s Best Workplaces™ in 2024 for the second consecutive year.

18 2025 | Dow Proxy Statement

Corporate Governance

Dow is committed to applying sound corporate governance and leadership principles and practices. The Board has adopted a number of policies to support the Company’s values and good corporate governance, which are important to the success of the Company’s business and in advancing stockholder interests.

Corporate Governance Guidelines

The Board adopted corporate governance guidelines designed to assist Dow and the Board in implementing effective corporate governance practices. The governance guidelines are reviewed regularly by the Corporate Governance Committee in order to continue serving the best interests of Dow and its stockholders. Among other things, these guidelines delineate the Board’s responsibilities, independence, leadership structure, qualifications, election, annual self-evaluation, and access to management and advisors.

The Company’s corporate governance guidelines, practices and policies are available on the Company’s website at www.dow.com/investors, including:

✓ Corporate Governance Guidelines

✓ Bylaws

✓ Certificate of Incorporation

✓ Director Independence Standards

✓ Board Committee Charters and Membership

✓ Code of Conduct

✓ Code of Financial Ethics

✓ Human Rights

✓ Responsible Sourcing: Conflict Minerals

✓ U.S. Public Policy and Political Engagement

Director Independence

The Board has assessed the independence of each non-employee Director in accordance with the standards of independence of the NYSE, SEC rules and as described in the Corporate Governance Guidelines. Based upon these standards, the Board has determined that each of the following Director nominees are independent: Samuel R. Allen, Gaurdie E. Banister Jr., Wesley G. Bush, Richard K. Davis, Jerri DeVard, Debra L. Dial, Jeff M. Fettig, Jacqueline C. Hinman, Rebecca B. Liebert, Luis Alberto Moreno, Jill S. Wyant and Daniel W. Yohannes. These independent Director nominees constitute a “substantial majority” of the Board, consistent with the Corporate Governance Guidelines. The Corporate Governance Committee, as well as the Board, will review relationships that Directors may have with the Company, and its affiliates, and members of management at least annually to make a determination as to whether there are any material relationships that would preclude a Director from being independent. Mr. Fitterling, our Chair and CEO, is not independent.

All members of the Audit, Compensation and Leadership Development, Corporate Governance, and Environment, Health, Safety & Technology Committees are independent Directors under the Corporate Governance Guidelines and applicable regulatory and listing standards.

2025 | Dow Proxy Statement 19

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Board Leadership Structure

The Board is responsible for broad corporate policy and overall performance of the Company through oversight of management and stewardship of the Company. Among other duties, the Board has responsibility for overseeing the strategy, environmental, social and governance priorities and risk management for the Company. The Board appoints the Company’s officers, assigns them responsibility for management of the Company’s operations, and reviews their performance.

The Board recognizes that the leadership structure and combination or separation of the Chair and CEO roles are driven by the needs of the Company. As a result, no policy exists requiring combination or separation of leadership roles. This determination is made on an annual basis by the Board, which allows the Board the flexibility to make changes to Board leadership that are in the best interests of the Company and its stockholders. As a part of that process, the Board reviews whether the existing leadership structure provides strong independent oversight while balancing the need for extensive knowledge of business operations, risks and strategy implementation and accountability for Company performance. Regardless of the specific Board leadership structure, the Company has consistently incorporated a strong defined leadership role for an independent Director, as described below.

Currently, the roles of Chair and CEO are combined with Jim Fitterling serving as Chair and CEO and Richard K. Davis serving as the Independent Lead Director. Mr. Fitterling’s over 40-year tenure and multiple roles with the Company and in the industry makes him uniquely suited to facilitate the Board’s governance oversight of our strategy and of safe and effective business operations. Mr. Fitterling’s familiarity with and knowledge of our business and our customers are unmatched. Furthermore, he has a long history of leadership in reporting transparency and sustainability disclosures. Mr. Fitterling has also led the Company’s extensive sustainability strategy, which includes robust public policy development on a national and international level, such as launching the Company’s targets to become carbon neutral by 2050 and to transform plastic waste. Mr. Davis, the Company’s Independent Lead Director, has significant experience in corporate governance and public company management as a current and former director on other public company boards and a former CEO of a large public company.

In accordance with best practices and the Company’s Corporate Governance Guidelines, the independent Directors elect a Lead Director from among their membership. In order to be selected to serve as the Independent Lead Director, an individual must have served at least one full year on the Board, effectively communicate and engage with the other independent Directors, and possess public company and corporate governance experience. The determination regarding who should serve as the Independent Lead Director is made annually. As part of the Company’s ongoing board refreshment activities, the Board announced its decision to elect Mr. Davis as its new Independent Lead Director following the 2021 Annual Meeting of Stockholders. Mr. Davis was reelected for a one-year term following each of the 2022, 2023 and 2024 Annual Meeting of Stockholders.

The Independent Lead Director has clearly defined leadership authority and responsibilities including:

•
Leading and determining the agenda for executive sessions of the independent Directors or other meetings at which the Chair is not present.
•
Calling meetings of the independent Directors.
•
Coordinating with the Chair to call Board meetings.
•
Serving as a liaison between the Chair and the independent Directors.
•
Facilitating communication between the Board and management.
•
Conferring with the Chair and the independent Directors on matters of importance that may require Board action or oversight.
•
Coordinating with the Chair and Committee chairs to set and approve the Board schedule and agenda to assure sufficient consideration of all agenda items.
•
Determining the appropriate materials to be provided to the Board.
•
Serving as the focal point for stockholder communications with the independent Directors and requests for consultation addressed to independent members of the Board.
•
Retaining outside professionals on behalf of the Board as the Board may determine is necessary or appropriate.
•
Such other functions as the Board may direct from time to time.

20 2025 | Dow Proxy Statement

The Board believes that its independence and effective oversight of management is enabled through the Company’s strong corporate governance practices and safeguards currently in place, including the election of a separate Independent Lead Director with significant responsibilities, the use of executive sessions, the Board’s robust Committee structure with each Committee comprised of independent Directors and chaired by an independent Director and annual review of the leadership structure.

The Board supports this balanced leadership structure as the right structure for Dow at this time, providing effective leadership, management accountability and alignment with long-term interests of stockholders.

Board, Committee and Annual Meeting Attendance

Dow held six regular Board meetings, two special Board meetings, and the Committees of the Board collectively held twenty-three meetings for a total of thirty-one meetings in 2024. All of the Directors attended more than 75 percent of all Board meetings and the meetings of the Committees on which the Director served. All of the Directors attended all six of the regular Board meetings. Average attendance at the special Board meetings was 96 percent. Committee meeting attendance is provided beginning on page 22. Average overall attendance for all meetings was greater than 99 percent. The Directors are encouraged to attend the annual meetings of stockholders, and all of the Directors attended the April 11, 2024 meeting.

Executive Sessions of Directors

The independent Directors meet in executive session in connection with each regularly scheduled meeting of the Board, and at other times as they may determine appropriate. During 2024, there were six executive sessions of the Dow Board led by the Independent Lead Director. The Committees make an executive session available at each regularly scheduled Committee meeting.

Board Committees

In addition to experienced and highly skilled Directors with relevant expertise, the Board has Committees with well-defined responsibilities that actively oversee the Company’s strategy, environmental, social and governance priorities, risk management and overall performance. The responsibilities of each Board Committee are stated in the Bylaws and in their respective Committee Charters.

The Board, upon the recommendation of the Corporate Governance Committee, annually elects members and a chair to each Committee and has the authority to change Committee chairs, memberships and the responsibilities of any Committee as set forth in the Bylaws.

The Board currently has four Committees (individually a “Committee” and collectively the “Committees”). A brief description of the Committees, their responsibilities and Committee member assignments as of the date of this Proxy Statement are provided below.

Each Committee reports to the Board on the topics discussed and actions taken at each Committee meeting for consideration by the full Board. The Committees work together and with the full Board to help ensure that the Committees and the full Board have received all information necessary to permit them to fulfill their duties and responsibilities.

2025 | Dow Proxy Statement 21

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Chair: Richard K. Davis

Member

Independence

2024 Attendance

Number of Meetings: 9

Financial Expertise: The Board has determined that
all members of the Audit Committee are financially literate and audit committee financial experts within the meaning of applicable regulatory and listing standards.

A summary of the preapproval policies and procedures for services performed by the independent registered public accounting firm is included in Agenda Item 3 in this Proxy Statement.

AUDIT COMMITTEE

Wesley G. Bush	Richard K. Davis	Jerri DeVard	Debra L. Dial	Daniel W. Yohannes

Key Responsibilities:

•
Nominates, engages and replaces, as appropriate, the Company’s independent registered public accounting firm, subject to stockholder ratification, to audit the Company’s consolidated financial statements and preapproves its annual compensation.
•
Approves the appointment, replacement, as appropriate, and annual compensation of the Company’s internal auditor.
•
Meets periodically with management to discuss current and, if any, proposed, guidelines and policies governing the processes used to assess, monitor and control the Company’s major risk exposures, including climate-related or financial risk exposures, as well as, if any, actual major risk exposures.
•
Provides oversight on the external reporting process and the adequacy of the Company’s internal controls.
•
Reviews the internal control framework and centralized processes related to the Company’s environmental, social and governance reporting in conjunction with the Corporate Governance Committee.
•
Reviews with management, and any external firm retained for this purpose, assurances provided on the assertion that the environmental, social and governance disclosures referenced in the Company’s annual INtersections report are presented in accordance with applicable reporting frameworks and resolves any issues, difficulties or disagreements during the course of such review.
•
Reviews and approves the Company’s global tax strategy and policy.
•
Oversees the Company’s cybersecurity and information security framework and risk management; reviews the Company’s cybersecurity program and information security policies and procedures including key risk areas and mitigation strategies; oversees incident reporting for material cyber incidents.
•
Reviews the effectiveness of the Company’s systems, procedures and programs designed to promote and monitor compliance with applicable laws and regulations and receives prompt reports on any compliance matter that could adversely impact the Company’s external reporting process or the adequacy of internal controls.
•
Reviews and appraises audit activities of the Company’s independent registered public accounting firm and the Company’s internal auditors.
•
Reviews independence of the Company’s independent registered public accounting firm.
•
Establishes procedures for the receipt, retention and resolution of complaints regarding accounting, internal controls or auditing matters.

22 2025 | Dow Proxy Statement

Chair: Jeff M. Fettig Member Independence 2024 Attendance Number of Meetings: 5	COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE

	Samuel R. Allen	Gaurdie E. Banister Jr.	Jeff M. Fettig	Jacqueline C. Hinman	Luis Alberto Moreno	Jill S. Wyant

Key Responsibilities:

•
Recommends and approves the principles guiding the Company’s executive officer compensation and benefits plans, other compensation and benefits plans, and compensation and employment arrangements for the Company’s executive officers.
•
Evaluates the performance of the CEO in light of the goals and objectives set by the Committee and, together with the other independent members of the Board and compensation consultants, determines and approves the compensation of the CEO based on this evaluation.
•
Reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking and evaluates compensation policies and practices that could mitigate any such risk.
•
Reviews and approves incentive compensation plan designs, plan metrics and plan payouts to drive accountability and progress on the Company’s financial performance and the achievement of the Company’s Ambition compensation metrics.
•
Reviews perquisites or other personal benefits provided to the Company’s executive officers and Directors and recommends any changes to the Board.
•
Assesses current and future senior leadership talent for Company officers and key management positions, and assists the Board in succession planning for the CEO.
•
Reviews and monitors the Company’s work environment and culture including philosophy, commitment and results.
•
Administers the Company’s Compensation Clawback Policy and performs such duties and responsibilities as may be assigned to the Committee in accordance with the terms of the Company’s Compensation Clawback Policy.
•
In coordination with other Committees of the Board, reviews and, as applicable, approves information relating to compensation and benefits, human capital, work environment and culture, and talent management in the Company’s annual INtersections report or SEC filings.

2025 | Dow Proxy Statement 23

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Chair: Samuel R. Allen Member Independence 2024 Attendance Number of Meetings: 5	CORPORATE GOVERNANCE COMMITTEE

	Samuel R. Allen	Wesley G. Bush	Richard K. Davis	Jeff M. Fettig	Jacqueline C. Hinman

Key Responsibilities:

•
Oversees the Company’s corporate governance practices, including reviewing and recommending to the Board for approval any changes to the Company’s Certificate of Incorporation, Bylaws, Board leadership structure, Corporate Governance Guidelines and Board Committee Charters.
•
Establishes the process for identifying and evaluating Director nominees, determines the qualifications, qualities, skills and other expertise required to be a Director, and recommends to the Board nominees for election to the Board.
•
Reviews the composition of the Board and recommends refreshment to meet the evolving needs of the Company and maintain an appropriate balance of personal and professional qualifications.
•
Oversees the Board culture and meeting dynamics to encourage candid communication, rigorous decision making and continuous improvement.
•
Monitors the functioning of Board Committees and oversees the annual assessment of the Board and its Committees.
•
Oversees and monitors environmental, social and governance matters, including stockholder engagement and governance best practices.
•
Reviews and approves any transaction between the Company and any related person in accordance with the Company’s related person transaction approval policy.
•
Oversees the Company’s orientation program for new Directors and a continuing education program for current Directors.
•
Reviews the internal control framework and centralized processes related to the Company’s environmental, social and governance reporting in conjunction with the Audit Committee.
•
In coordination with other Committees of the Board, reviews and, as applicable, approves information relating to governance policies, practices and performance in the Company’s annual INtersections report or SEC filings.

24 2025 | Dow Proxy Statement

Chair: Jacqueline C. Hinman Member Independence 2024 Attendance Number of Meetings: 4	ENVIRONMENT, HEALTH, SAFETY & TECHNOLOGY (EHS&T) COMMITTEE

	Gaurdie E. Banister Jr.	Wesley G. Bush	Jerri DeVard	Debra L. Dial

	Jacqueline C. Hinman	Luis Alberto Moreno	Jill S. Wyant	Daniel W. Yohannes

Key Responsibilities:

•
Assesses current aspects of the Company’s environment, health and safety policies and performance and makes recommendations to the Board and the management of the Company with regard to promoting and maintaining superior standards of performance, including processes to ensure compliance with applicable laws and regulations.
•
Oversees risk management associated with environment, health and safety policies and operations, emerging regulatory developments, reporting and compliance.
•
Oversees and advises the Board on environmental, social and governance matters and on matters impacting corporate social responsibility.
•
Oversees and advises the Board on the Company’s corporate citizenship, including public policy, philanthropy and corporate reputation.
•
Oversees and advises the Board on the Company’s sustainability commitments and progress including efforts to protect the climate, reduce greenhouse gas emissions, transform plastic waste, and advance a circular economy.
•
Regularly reviews the Company’s science and technology capabilities in relation to its strategies and plans and makes recommendations to the Board and the management of the Company with the goal of continually enhancing the Company’s science and technology capabilities and protecting its intellectual property.
•
Oversees the Company’s policies relating to, and reviews an annual report on, political contributions and lobbying expenses.
•
In coordination with other Committees of the Board, reviews and, as applicable, approves information relating to environmental and social policies, practices and performance in the Company’s annual INtersections report or SEC filings.

2025 | Dow Proxy Statement 25

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

BOARD’S ROLE IN THE OVERSIGHT OF STRATEGY AND PRIORITIES

The Board is responsible for overseeing the Company’s strategy development and planning process including an annual review of the corporate and business plans. The Board is also responsible for overseeing the environmental, social and governance priorities of the Company, including its strategy to Decarbonize & Grow, ensuring transparency, accountability and long-term stockholder value creation. Each Committee is responsible for oversight of specific strategic and environmental, social and governance areas relevant to their respective Charters. Throughout the year and at every Board meeting, the Board receives information and updates from management and actively engages with senior leaders with respect to management’s execution of the corporate and business plans as well as progress on Ambition priorities. The Board and management review the Company’s short- and long-term strategic priorities throughout the year and dedicate time at each Board meeting for appropriate discussion.

Committee	Areas of Responsibility

Audit Committee	External reporting, risk management, internal controls, compliance with legal and regulatory requirements, and environmental, social and governance reporting frameworks

Compensation and Leadership Development Committee	Remuneration and incentives to drive accountability and progress on the Company’s financial and Ambition performance, work environment and culture

Corporate Governance Committee

Corporate governance principles, board composition and performance, governance best practices, compliance with legal and regulatory requirements, and environmental, social and governance reporting frameworks

Environment, Health, Safety & Technology Committee	Environmental performance, health, safety, community, corporate citizenship, social responsibility, public policy, sustainability, climate, science and technology

Although each Committee is responsible for overseeing the management of certain responsibilities as described above, the full Board is updated throughout the year and at Board meetings by the Committees, management and senior leaders. Information made available to the Committees is also made available to the full Board. This enables the Board and the Committees to coordinate oversight and the relationships among the various priorities of the Company.

BOARD’S ROLE IN THE OVERSIGHT OF RISK MANAGEMENT

The Board is responsible for overseeing overall risk management for the Company, including review and approval of the enterprise risk management approach and process implemented by management to identify, assess, manage and mitigate risk, at least annually. Each Committee is responsible for oversight of specific risk areas relevant to their respective Charters. Risk management is considered a strategic priority within the Company, and responsibility for managing risk rests with management while the Committees and the Board as a whole provide oversight. The Company has processes in place to identify, assess and monitor risks, which are part of the company’s overall risk management process and have been embedded in the Company’s operating procedures, internal controls and information systems.

Enterprise Risk Management Approach and Process

The enterprise risk management approach and process is conducted by Dow’s strategic planning and business analysis function. This function is structurally independent of business lines. This function is led by the Senior Vice President of Corporate Development, who is responsible for risk management identification, assessment, and monitoring of risk management performance on an operational level. This role reports to the CEO. The enterprise risk management approach and process identifies, assesses, manages and mitigates risks. Risks are assessed on an annual basis using a broad range of inputs, both internal and external to Dow, including, but not limited to, strategic alignment; interrelation of risks; macroeconomic, industry, sustainability, geopolitical and regulatory trends; operations and safety; financial performance, including investor and rating agency perspectives; regulatory and compliance actions; market dynamics; and top risks highlighted by sources such as the World Economic Forum, The Conference Board, and industry consultants. Risks are then reviewed and categorized based on prioritization and risk tolerance, considering the potential impact and likelihood of a significant event occurring within the next five years. The results are reviewed by a varied, cross-functional leadership team representing each of Dow’s businesses, functions and geographic regions. Each risk is assigned to a member of the leadership team and, if needed, internal subject matter experts accountable for a mitigation plan. Key risks that have specified mitigation actions are reviewed more regularly in leadership team meetings. Key risks, including short and intermediate term risks, and emerging risks are also regularly evaluated at meetings of the Committees and Board, including risks with economic, environmental and social impacts. In addition, the Board believes that having an Independent Lead

26 2025 | Dow Proxy Statement

Director enhances the Board’s independent oversight of the Company’s risk mitigation efforts by enabling consultation between the Chair and Independent Lead Director on time-sensitive or urgent risks. Principal risks which may negatively impact the future results of the Company are reviewed at least quarterly and a detailed discussion is included in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

Risks may also be reassessed from time to time based on factors such as changes in the external and macroeconomic environment, concerns identified by management or the Board, or through detection in Dow’s internal work processes.

Committee Responsibilities in the Oversight of Risk Management

The Audit Committee is responsible for overseeing that management implements and follows the risk management approach and process and for coordinating the outcome of reviews by the other Committees in their respective risk areas.

Committee	Areas of Responsibility

Audit Committee

Risk management approach and process; management and effectiveness of accounting, auditing, external reporting, ethics, compliance and internal controls, and enterprise security (including cybersecurity/artificial intelligence risks)

Compensation and Leadership Development Committee	Executive compensation and benefits policies, practices and disclosures, leadership succession planning and talent management, work environment and culture

Corporate Governance Committee	Director independence, Board refreshment and succession planning, overall Board effectiveness, potential conflicts of interest and other governance, reporting and compliance matters

Environment, Health, Safety & Technology Committee

Environment, health and safety policies and operations (including cybersecurity/artificial intelligence opportunities), emerging regulatory developments, sustainability, climate, reporting and compliance matters

Although each Committee is responsible for overseeing the management of certain risks as delegated to such Committees by the full Board, the full Board is updated throughout the year and at Board meetings by the Committees, management and senior leaders. Information made available to the Committees is also made available to the full Board. This enables the Board and the Committees to coordinate risk oversight and the relationships among the various risks faced by the Company.

The Board retains ultimate oversight over certain areas of risk including climate, geopolitical and regulatory developments, industry and market dynamics, customer experience, brand and reputation, cybersecurity and artificial intelligence, among others.

CYBERSECURITY AND INFORMATION SECURITY

Dow’s Information Systems organization is led by Dow’s Chief Information and Digital Officer, who reports to Dow's Chief Operating Officer, and is responsible for administration of the cybersecurity and information security framework and risk management related to cybersecurity and information security. While the full Board is accountable for cybersecurity and artificial intelligence risk management, the Board has delegated responsibility for oversight of the Company's cybersecurity and information security framework and risk management to the Audit Committee. The Audit Committee receives information and updates at least quarterly and actively engages with senior leaders, including the Chief Information and Digital Officer and Chief Information Security Officer, with respect to the effectiveness of the Company’s cybersecurity and information security framework, data privacy, and risk management. In addition, the Audit Committee receives reports summarizing threat detection and mitigation plans, audits of internal controls, training and certification, and other cyber priorities and initiatives, as well as timely updates from senior leaders on material incidents relating to information systems security, including cybersecurity incidents. The Audit Committee also reviews external firms’ assessments of the Company’s security posture and National Institute of Standards and Technology (NIST) Cybersecurity Framework (CSF) maturity level. Information made available to the Audit Committee is also made available to the full Board. The Audit Committee includes members with significant cybersecurity experience and/or expertise in technology or cybersecurity, including information systems.

2025 | Dow Proxy Statement 27

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

The Company has processes in place to identify, assess and monitor material risks from cybersecurity threats, which are part of the Company’s overall enterprise risk management process and have been embedded in the Company’s operating procedures, internal controls and information systems. Information relating to cybersecurity and information security is contained in the section titled “Cybersecurity” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

CODE OF CONDUCT

The Board adopted a Code of Conduct (the “Code”), which guides workforce behavior and sets expectations for ethical conduct on matters ranging from health and safety in the workplace, to conflicts of interest, bribery, corruption, sustainability and citizenship. The Board also adopted a Code of Financial Ethics applicable to the principal executive officer, principal financial officer, principal accounting officer and controller. The full text of these codes, as well as our position on human rights, respect and responsibility, anti-bribery and anti-corruption, responsible sourcing and political engagement are available on the Company’s website at https://corporate.dow.com/en-us/about/legal/conduct.html. In addition, Dow will disclose on its website any waiver of or amendment to the Code requiring disclosure under applicable rules.

The Dow Office of Ethics and Compliance (the “OEC”), led by the Company’s Chief Compliance Officer who reports to the Company’s General Counsel, is responsible for administration of the Code and the Company’s ethics and compliance programs, with oversight by the Audit Committee and the Corporate Governance Committee.

The Code applies to all Directors, officers, and full and part-time employees of Dow, and its wholly-owned subsidiaries, as well as joint ventures that adopt the Code. All employees and officers are required to complete training annually to assure they understand how the Code applies to their jobs, where to obtain guidance for questions and concerns and how to report violations. All Directors, officers and employees must certify each year that they will comply with the Code.

The Code is regularly reviewed by the OEC. The Audit Committee and Corporate Governance Committee also regularly review the Code as well as the Code of Financial Ethics and recommend changes, as needed, for approval by the Board (and any waivers as may be granted in accordance with such codes).

Dow also has a Code of Business Conduct for Suppliers, through which we engage suppliers (including independent contractors and suppliers providing contract labor) globally and communicate our mandatory requirements and expectations that all suppliers are compliant with applicable regulations and Dow’s values. We also regularly review and refresh the Code of Business Conduct for Suppliers, including by analyzing our current standards and industry best practices to ensure that we’re holding our suppliers to the highest standards regarding ethics, sustainability, human rights, and environmental health and safety. The requirements of the Code of Business Conduct for Suppliers are built into all new and existing supplier contracts, to ensure they are contractually enforceable. Dow reserves the right to audit supplier compliance at any time. In the case where we identify less-than-adequate supplier practices, we reserve the right to discontinue business with the supplier or take other remedial actions. More information about Dow’s mandatory requirements and expectations for suppliers and a copy of the Code of Business Conduct for Suppliers can be found at https://corporate.dow.com/en-us/about/suppliers/info/expectations.

The OEC maintains the DowEthics line, a confidential help line and website for those who wish to ask questions about Dow policy, seek guidance on specific situations, report in good-faith violations of the Code, its policies, the Code of Business Conduct for Suppliers, or other unethical business practices. The Dow EthicsLine is a safe, reliable and convenient method to report ethical concerns, and allows anonymous reports when legally permissible. It is available globally, with multilingual capabilities, 24 hours a day, seven days a week. Dow welcomes and encourages people to speak up and raise concerns about improper conduct. Retaliatory treatment of any kind is strictly prohibited and will not be tolerated against whistleblowers who report a potential violation in good faith. More information about the Dow EthicsLine can be found at www.dowethicsline.com.

Throughout the year and at least annually, the Board receives information and updates from management and actively engages with senior leaders with respect to the effectiveness of the Company’s ethics and compliance programs. In addition, the Audit Committee receives periodic reports summarizing questions and concerns received and investigated, training and certification status, and other OEC initiatives, and actively engages with the Chief Compliance Officer.

28 2025 | Dow Proxy Statement

INSIDER TRADING COMPLIANCE POLICY

The Company has adopted an Insider Trading Compliance Policy that provides restrictions on, and guidelines for, trading Company securities, or the securities of any other company, while in possession of material non-public information. The Insider Trading Compliance Policy applies to the Company and to all directors, officers, employees, contractors, advisors and consultants of the Company, its subsidiaries, and joint ventures that adopt the Dow Code of Conduct (collectively, the “Covered Persons”) and their Family Members and Controlled Entities, each as defined in the Insider Trading Compliance Policy. We believe the Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. A copy of the Insider Trading Compliance Policy was included as an exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

POLITICAL ENGAGEMENT AND DISCLOSURE

Government policy is one of the most powerful external forces affecting Dow today. New laws and changes to existing laws can fundamentally impact the Company’s operations and the markets where it does business – and in turn, the Company’s bottom line, thereby affecting Dow and its subsidiaries, employees, retirees, suppliers, customers, communities and stockholders. Because the impact of government policy is critical to the Company’s success, Dow actively participates in both policymaking and political processes, through legal advocacy efforts and by making political contributions to candidates, parties and causes. Additionally, Dow endeavors to participate actively in the leadership of its key trade associations. Although we may from time to time disagree with the prevailing views of the majority of the association’s membership, it is our practice, and our preference, to work within the association policy process to assure that Dow’s views are adequately communicated. In all cases, any Dow position on a matter of public policy is the prevailing company position, irrespective of any trade association position to the contrary.

Dow is committed to the highest standard of ethical conduct in its involvement in policymaking and the political process. As part of Dow’s commitment to transparency, our political engagement and trade association policies, as well as information on Dow’s lobbying expenditures and corporate political contributions are available on the Company’s website at https://corporate.dow.com/en-us/about/legal/conduct/us-public-policy.html.

The Environment, Health, Safety & Technology Committee has oversight responsibilities for the Company’s involvement in government policy and disclosure on corporate political spending activities.

Communications with the Board and Directors

Stockholders and other parties interested in communicating directly with the full Board, the Chair, the Independent Lead Director or the independent Directors as a group or individually, may do so by mail addressed to the Office of the Corporate Secretary at 2211 H.H. Dow Way, Midland, Michigan 48674 or via email to directors@dow.com.

The independent Directors have approved procedures for handling correspondence received by the Company and addressed to the Board, Chair, the Independent Lead Director or the independent Directors individually or as a group. Communications will be distributed to any or all Directors as appropriate, depending upon the individual communication. However, the Directors have requested that communications that do not directly relate to their duties and responsibilities as Directors of the Company be excluded from distribution and deleted from email that they access directly. Such excluded items include “spam”; advertisements; mass mailings; form letters and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; surveys; and individual product inquiries or complaints. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission by the Office of the Corporate Secretary. Any omitted or deleted communication will be made available to any Director upon such Director’s request. Concerns relating to accounting, internal controls, auditing or ethical matters are brought to the attention of the internal audit function and handled in accordance with procedures established by the Audit Committee with respect to such matters.

2025 | Dow Proxy Statement 29

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Director Qualifications

Among the Corporate Governance Committee’s most important functions is the selection of Directors who are recommended to the Board as candidates for election. The Corporate Governance Committee regularly reviews the composition of the Board and recommends refreshment to meet the evolving needs of the Company and maintain an appropriate balance of qualifications and tenure. The Corporate Governance Committee adopted guidelines to be used in evaluating candidates for Board membership in order to ensure an experienced and highly qualified Board that, as a whole, reflects a broad range of viewpoints, experiences and expertise.

There are certain minimum qualifications for Board membership that Director candidates must possess including strong values and discipline, high ethical standards, a commitment to full participation on the Board and its Committees, relevant career experience, and a commitment to inclusion. In addition to the characteristics mentioned above, the Director qualification standards, as included in the Company’s Corporate Governance Guidelines, provide that candidates should possess individual skills, experience and demonstrated abilities that help meet the current needs of the Board. The Guidelines also require that diverse candidates be included in the Company’s initial search list for the identification and nomination of Director candidates. The Corporate Governance Committee and the full Board implement and assess the effectiveness of these standards by referring to them in the review and discussion of Board candidates when assessing the composition of the Board and by including questions regarding the diversity of the Board’s membership in the Board’s annual self-evaluations. The Corporate Governance Committee may modify the minimum qualifications and evaluation standards from time to time as it deems appropriate. Please refer to the Company's Corporate Governance Guidelines found on investor.dow.com for more detailed information regarding director qualifications.

Recommendations for director candidates may be received by the Corporate Governance Committee from various sources, including current or former Directors, a search firm retained by the Corporate Governance Committee to assist in identifying and evaluating potential candidates, stockholders, Company executives, and by self-nomination. The Corporate Governance Committee is also open to accepting stockholders’ suggestions of candidates to consider as potential Board members as part of the Corporate Governance Committee’s periodic review of the size and composition of the Board and its Committees. Such recommendations should be sent to the Corporate Governance Committee through the Office of the Corporate Secretary. The Corporate Governance Committee uses the same robust process to evaluate Director nominees recommended by stockholders as it does to evaluate nominees identified by other sources. Please note the requirements summarized in the section titled “Future Annual Meeting Business” on page 103 may be applicable.

Director Orientation and EDUCATION

It is our expectation that Directors will be active and engaged starting with onboarding. All new Directors participate in a robust orientation to familiarize Directors with the Company’s strategic and environmental, social and governance priorities; corporate and business plans; significant financial, accounting and risk management issues; including cybersecurity, and governance and ethics policies and compliance processes, including the Code of Conduct. On an ongoing basis, Directors receive materials or briefing sessions regarding the operations of the Company, strategic priorities, environmental, social and governance initiatives and risks. Regularly scheduled Board meetings offer spotlight sessions on key enterprise priorities where internal and/or external experts provide in-depth presentations to Directors.

During 2024, in addition to regular presentations on the Company’s strategy prioritization and implementation and financial and operational performance, presentations were made to our Directors on the topics of: macroeconomic and industry trends; the Company's channel to market strategy; the Investor Day event held on May 16, 2024; cybersecurity and artificial intelligence opportunities, risks and mitigation actions; and Dow's advanced nuclear project; as well as a presentation by the STAC to the EHS&T Committee regarding our innovation and technology strategy.

Directors are encouraged to attend appropriate continuing education programs to help them stay current on corporate governance, board best practices, financial and accounting practices, ethical issues for directors and management, and similar matters relating to service on a public company board. The Company will reimburse Directors for the reasonable cost of attending accredited education programs for directors of publicly traded companies as deemed appropriate given individual background and specific responsibilities on the Board.

30 2025 | Dow Proxy Statement

Director Candidate Nominations through Proxy Access

The Bylaws set forth procedural and content requirements for director candidate nominations through proxy access. As more specifically provided in the Bylaws, a stockholder or group of up to twenty stockholders owning three percent or more of the Company’s outstanding shares of common stock continuously for at least three years, may nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two individuals or 20 percent of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements detailed in the Bylaws. Nominations should be sent to the Office of the Corporate Secretary in accordance with the procedural and content requirements set forth in the Bylaws, the full text of which is available on the Company’s website at www.dow.com/investors.

Service on Other Public Company Boards

Under the Corporate Governance Guidelines, Directors are expected to advise the Chair, the Independent Lead Director, the Chair of the Corporate Governance Committee and the Secretary in advance of accepting an invitation to serve on a board of directors or audit committee of a public company. It is the policy of the Board that an independent Director may not serve on more than four public company boards (including the Company) and, if an active public company executive, no more than two public company boards (including the Company). Any exception requires a determination by the Board that such service does not impair the ability of the Director to effectively serve on the Company’s Board. The Board considers factors such as size and location of other companies, board leadership positions (committee chair, lead director), tenure on other boards, and attendance record.

The Corporate Governance Committee reviews at least annually each Director’s service on other public company boards. During 2024 and through the date of this Proxy Statement, no Director exceeded the policy mandates for service on other public company boards.

The simultaneous service on the audit committees of more than three other public companies requires a determination by the Board that such simultaneous service does not impair the ability of such member to effectively serve on the Company’s Audit Committee. During 2024 and through the date of this Proxy Statement, no member of the Audit Committee served on more than three other public company audit committees.

Board and Committee Evaluation Process

The self-evaluation process is an effective tool in ensuring sound corporate governance practices, which are important to the success of the Company’s business and in advancing stockholder interests. As provided in the Corporate Governance Guidelines, Board Committee Charters and the NYSE listing standards, the Board and each of its Committees are required to conduct an annual self-evaluation of its performance with a particular focus on overall effectiveness. The Committees report to the Board on the outcome of their self-evaluations. The self-evaluation process provides valuable insight regarding areas of effectiveness and opportunities for improvement. For example, feedback has prompted continued focus during Board and Committee meetings on leadership and Board succession planning, value creation and growth strategies, industry and macroeconomic trends, cybersecurity and artificial intelligence oversight.

2025 | Dow Proxy Statement 31

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Board Refreshment and succession planning

All Directors stand for election at each annual meeting of stockholders. The Corporate Governance Committee has responsibility for reviewing the culture and composition of the Board and recommending refreshment to meet the evolving needs of the Company and maintain an appropriate balance of 1) qualifications and experience, 2) differing viewpoints and backgrounds, 3) tenure of longer-serving Directors with continuity and depth of Company knowledge and new Directors with fresh perspective; and 4) meeting dynamics that encourage candid communication, rigorous decision making and continuous improvement.

The Corporate Governance Committee reviews the annual Board and Committee self-evaluations to identify additional director qualifications, skills, experience, attributes, viewpoints, and backgrounds that would enhance overall Board effectiveness. The Corporate Governance Committee also considers the size and composition of the Board and its Committee, as well as the Board leadership structure to ensure strong independent oversight and a Board that best meets the evolving needs of the Company. In 2024, the Board adopted a mandatory retirement age of 75 (previously 72) to align with best practices.

No Director may stand for reelection to the Board after reaching age 75 and no waivers or exceptions will be granted. Age-based retirement practices help the Board prepare for turnover and engage in succession planning.

Certain Relationships and Related Transactions

Dow and its subsidiaries purchase products and services from and/or sell products and services to companies of which certain of the Directors and executive officers of Dow, or their immediate family members, are employees, officers or directors. The Corporate Governance Committee and the Board have reviewed such transactions and relationships and do not consider the amounts involved in such transactions material. Such purchases from and sales to each company involve less than either $1,000,000 or 2 percent of the consolidated gross revenues of each of the purchaser and the seller, or all such transactions are in the ordinary course of business. Some such transactions are continuing and it is anticipated that similar transactions will occur from time to time.

Related Person Transactions

The Board has adopted written policies and procedures relating to the approval or ratification of each “Related Person Transaction.” Under Dow’s policies and procedures, a “Related Person Transaction” is generally any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships, in which (a) the Company is a participant, and (b) any Related Person has or will have a direct or indirect material interest. A “Related Person” is any (a) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director of the Company, (b) person who is a greater than 5 percent beneficial owner of the Company’s outstanding common stock, or (c) immediate family member of any of the foregoing.

Under the policies and procedures, the Corporate Governance Committee (or its Chair, under some circumstances) reviews the relevant facts of all proposed Related Person Transactions and either approves or disapproves of the entry into a particular Related Person Transaction, by taking into account, among other factors it deems appropriate: (i) the commercial reasonableness of the transaction; (ii) the materiality of the Related Person’s direct or indirect interest in the transaction; (iii) whether the transaction may involve a conflict of interest, or the appearance of one; (iv) whether the transaction was in the ordinary course of business; and (v) the impact of the transaction on the Related Person’s independence under the Corporate Governance Guidelines and applicable regulatory and listing standards.

No Director may participate in any consideration or approval of a Related Person Transaction for which he or she or any of his or her immediate family members is the Related Person. Related Person Transactions are approved or ratified only if they are determined to be in the best interests of Dow and its stockholders.

If a Related Person Transaction that has not been previously approved or previously ratified is discovered, the Related Person Transaction will be presented to the Corporate Governance Committee for ratification. If the Corporate Governance Committee does not ratify the Related Person Transaction, then the Company either ensures all appropriate disclosures regarding the transaction are made or, if appropriate, takes all reasonable actions to attempt to terminate the Company’s participation in the transaction.

32 2025 | Dow Proxy Statement

Agenda Item 1

Election of Directors

In accordance with the recommendation of the Corporate Governance Committee, the Board has nominated thirteen individuals for election as Directors at the 2025 Meeting. Directors are elected annually by a majority of votes cast.

A biography for each Director nominee is presented beginning on page 36. Age is as of April 10, 2025.

Samuel R. Allen Age: 71 Director Since: 2019	Gaurdie E. Banister Jr. Age: 67 Director Since: 2020	Wesley G. Bush Age: 64 Director Since: 2018	Richard K. Davis Age: 67 Director Since: 2015

Jerri DeVard Age: 66 Director Since: 2022	Debra L. Dial Age: 64 Director Since: 2021	Jeff M. Fettig Age: 68 Director Since: 2003	Jim Fitterling Age: 63 Director Since: 2018	Jacqueline C. Hinman Age: 63 Director Since: 2018

Rebecca B. Liebert Age: 57 Director Nominee	Luis Alberto Moreno Age: 71 Director Since: 2021	Jill S. Wyant Age: 53 Director Since: 2020	Daniel W. Yohannes Age: 72 Director Since: 2018

2025 | Dow Proxy Statement 33

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Qualifications and Composition

The Corporate Governance Committee and the Board believe that the qualifications and attributes set forth in this Proxy Statement for the nominees support the conclusion that these individuals are qualified to serve as Directors of the Company and collectively bring a balance of relevant skills, professional experience, viewpoints, and backgrounds allowing them to effectively oversee the Company’s business.

As of April 10, 2025. Personal characteristics and qualifications are based on information self-identified by each Director nominee. Director since reflects beginning of service as a Dow Director, a The Dow Chemical Company (“TDCC”) designated Director serving as a DowDuPont Inc. Director, a member of the DowDuPont Inc. Materials Advisory Committee, or a TDCC Director as applicable.

34 2025 | Dow Proxy Statement

The composition of the Board provides a balance of perspectives that contributes to the Board’s effectiveness in overseeing the business and strategy of the Company. Each of the nominees possess skills and experiences that align with the current needs of the Company. The Corporate Governance Committee and Board have determined that the individuals nominated for election are qualified to serve as Directors of the Company.

Public company executive / CEO experience	Global/international
Directors who hold or have held executive leadership positions possess an understanding of public company considerations and capital structure.	Directors with global or international work or management experience offer valuable perspective given the global operations of the Company.

Strategic planning and enterprise risk management	Human capital management

Directors who have experience at large/complex organizations (including other board memberships) provide strong oversight of the Company’s strategic priorities, corporate and business plans, and enterprise risk management.

Directors who have experience in human capital management offer valuable perspective for employee health and safety, work environment and culture, talent development and compensation and benefits.

Financial and accounting	Manufacturing and industry
Directors with an advanced understanding of finance and accounting provide strong oversight of the Company’s financial reporting and internal controls.	Directors who have experience in the industry and markets served by the Company offer valuable perspective for business operations and global supply chain.

Technology and/or cybersecurity	Science and/or academia

Directors who have experience and/or expertise in technology or cybersecurity, including information security, artificial intelligence and e-commerce, are particularly important given the Company’s focus on digitalization and innovation.

Directors who have expertise in the science or academic fields are important given the Company’s focus on research and innovation.

Corporate governance	Public policy
Directors with experience on a public company board enhance the Board’s corporate governance practices and increase effectiveness.	Directors with public policy and/or legal experience have key insight into the role of regulatory compliance and government affairs affecting the Company.

Environmental/climate-related	Social purpose

Directors with environmental, sustainability or climate-related experience provide strong oversight of the Company’s commitments to protect the climate, reduce carbon emissions, eliminate plastic waste and deliver circular economy solutions.

Directors with social purpose strengthen the Company’s commitment to accelerate positive social change and create a sustainable future where our communities can thrive.

Marketing and brand management
Directors with experience in consumer dynamics, corporate brands and end-user markets offer valuable perspective given the Company’s customer-centric mindset.

1.
Reflects cumulative years served as a Dow Director, a TDCC-designated Director serving as a DowDuPont Inc. Director, a member of the DowDuPont Inc. Materials Advisory Committee, or a TDCC Director as applicable as of April 10, 2025.

2025 | Dow Proxy Statement 35

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

AGE: 71

DIRECTOR SINCE: 2019

COMMITTEES:

Compensation; Governance, Chair

One of the foundational principles of Dow is transparency. It is a key pillar of how management and the Board engage both with each other and with our stakeholders. That openness is critical to making informed and strategic decisions that support long-term stakeholder value creation.

Samuel R. Allen

FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
DEERE & COMPANY

Mr. Allen is the former Chairman and Chief Executive Officer of Deere & Company, a world leading provider of products and services for agriculture, construction, road-building, forestry, and turf care. He served as Chairman at Deere & Company from 2010 to 2020, Director from 2009 to 2020, and Chief Executive Officer from 2009 to 2019. Mr. Allen joined Deere in 1975 and held various executive positions until assuming the role of Chairman and Chief Executive Officer.

CONTRIBUTING TO DOW’S BOARD

Mr. Allen brings global public company, business, and leadership expertise as the former Chairman and Chief Executive Officer of Deere. He has extensive experience and knowledge of international business operations, manufacturing, consumer marketing, and sales, which are particularly important given the global presence and business operations of the Company. He provides the Board valuable insight on the Company’s strategic planning and enterprise risk management. Mr. Allen has public company board experience resulting in corporate governance, talent succession, and executive compensation expertise, as well as board leadership experience.

OTHER PUBLIC COMPANY DIRECTORSHIPS

Whirlpool Corporation (since 2010)

QUALIFICATIONS

36 2025 | Dow Proxy Statement

Gaurdie E. Banister Jr.

FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER, AERA ENERGY LLC

Mr. Banister is the former President and Chief Executive Officer of Aera Energy LLC, an oil and gas exploration and production company jointly owned by Shell Oil Company and ExxonMobil; he served from 2007 to 2015. Prior to Aera Energy, Mr. Banister served in various executive leadership positions at Shell Oil, including Vice President, Upstream Asia Pacific and Vice President, Upstream Americas, overseeing drilling and development activities; Vice President, Business Development and Technology; and President USA and Executive Vice President of Shell Services EP Gas and Power. Mr. Banister joined Shell Oil in 1980 as an offshore facilities engineer. He served on the Board of Directors of the Bristow Group from 2017 to 2019, Marathon Oil from 2015 to 2018, and Tyson Foods from 2011 to February 2022. Mr. Banister also serves as Chair of the Board of Directors of Russell Reynolds Associates, a private leadership advisory and search firm.

CONTRIBUTING TO DOW’S BOARD

Mr. Banister brings significant global business and leadership expertise as former Chief Executive Officer of one of California’s largest oil and gas producers and through his public company board experience. He has a strong background in engineering and the energy sector and provides valuable perspective in strategic planning, public policy, climate related matters, information technology, marketing and brand management, enterprise risk management, and operational excellence, all of which are relevant to Dow’s business operations. Mr. Banister has an established record of advocacy for people through both a safe and inclusive workplace.

OTHER PUBLIC COMPANY DIRECTORSHIPS

Enbridge Inc. (since 2021)

QUALIFICATIONS

AGE: 67

DIRECTOR SINCE: 2020

COMMITTEES:

Compensation, EHS&T

Dow is leveraging its materials science leadership to deliver sustainable solutions that will not only benefit society but drive profitable growth for shareholders. The entire Board brings its varied and deep expertise, capabilities, talents and a focused dedication for helping set the right strategy to deliver on that future.

2025 | Dow Proxy Statement 37

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

AGE: 64

DIRECTOR SINCE: 2018

COMMITTEES:

Audit, Governance, EHS&T

It is exciting to be on the Board of a company that values and is driven by innovation. Dow is at the forefront of creating future materials that have circularity at their core. As a Board member, I have the opportunity to help guide the strategy and marshal the resources to keep us at the cutting edge.

Wesley G. Bush

FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
NORTHROP GRUMMAN CORPORATION

Mr. Bush is the former Chairman and Chief Executive Officer of Northrop Grumman Corporation, a global aerospace and defense technology company. Mr. Bush served as Northrop Grumman’s Chairman from 2011 to 2019, Director from 2009 to 2019, and Chief Executive Officer from 2010 to 2018. Previously, Mr. Bush served as the company’s Chief Operating Officer, Chief Financial Officer, and President of its Space Technology Business. Prior to the acquisition of TRW by Northrop Grumman in 2002, Mr. Bush served as President and Chief Executive Officer for TRW’s UK-based global Aeronautical Systems. He joined TRW in 1987 and held engineering positions with both the Aerospace Corporation and Comsat Labs. Mr. Bush served as Director of Norfolk Southern Corporation from 2012 to 2019. Mr. Bush was named to the DowDuPont Inc. Materials Advisory Committee in August 2018 and served until April 2019.

CONTRIBUTING TO DOW’S BOARD

Mr. Bush brings significant leadership and governance experience, including as a public company Chief Executive Officer, with a strong background in engineering and the industrials and transportation sectors. Mr. Bush is also a proven operator as a former Chief Operating Officer and is also experienced in finance and accounting, safety, environmental and climate matters—including through his role as a board member of Conservation International—public policy, governmental and stakeholder relations, corporate citizenship, human capital, cybersecurity and information technology, risk management, and strategic planning.

OTHER PUBLIC COMPANY DIRECTORSHIPS

Cisco Systems Inc. (since 2019), General Motors Co. (since 2019)

QUALIFICATIONS

38 2025 | Dow Proxy Statement

AGE: 67

DIRECTOR SINCE: 2015

COMMITTEES:

Audit, Chair; Governance

One of our most critical roles as Directors is working with management to help set a long-term strategy to steward Dow through fast-moving, global challenges and create value for all stakeholders now and for decades to come.

Richard K. Davis

LEAD DIRECTOR, DOW; FORMER EXECUTIVE CHAIRMAN AND CHIEF EXECUTIVE OFFICER, U.S. BANCORP

Mr. Davis is the former Executive Chairman and Chief Executive Officer of U.S. Bancorp, parent company of U.S. Bank, one of the largest commercial banks in the United States. He served as Executive Chairman from 2007 to 2018, Chief Executive Officer from 2006 to 2017, and held various other executive positions at U.S. Bancorp including President and Chief Operating Officer. Mr. Davis was an Executive Vice President at Bank of America and Security Pacific Bank prior to joining Star Banc Corporation, which was one of U.S. Bancorp’s legacy companies. Mr. Davis served as the President and Chief Executive Officer of Make-A-Wish America from January 2019 to November 2022. He served as director of Xcel Energy Inc. from 2006 to 2020. Mr. Davis served as a Director of TDCC from May 2015 until September 2017 when he became a member of the DowDuPont Inc. Materials Advisory Committee and then, in July 2018, a Director of DowDuPont Inc. Mr. Davis resigned from the DowDuPont Inc. Board in April 2019. Mr. Davis has served as Independent Lead Director since April 2021.

CONTRIBUTING TO DOW’S BOARD

Mr. Davis brings global business and leadership experience as a former Chairman and Chief Executive Officer of a public company, particularly in industries subject to extensive regulation. He has extensive experience and knowledge of international business operations, financial services, and capital allocation, which is particularly important given the global presence and financial aspects of the Company. Mr. Davis has additional public company and nonprofit board experience across the financial services and medical industries resulting in additional corporate governance and compensation experience, financial expertise, risk management, strategic planning and board leadership experience.

OTHER PUBLIC COMPANY DIRECTORSHIPS

Mastercard Incorporated (since 2018), Wells Fargo and Company (since 2022)

QUALIFICATIONS

2025 | Dow Proxy Statement 39

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

AGE: 66

DIRECTOR SINCE: 2022

COMMITTEES:

Audit, EHS&T

Dow’s Board reflects not only a variety of skills and experiences but also a collaborative, inquisitive culture. It is a dynamic, talented and dedicated group of Directors who embrace unique viewpoints and push one another to think differently about how to solve complex global challenges.

Jerri DeVard

FORMER EXECUTIVE VICE PRESIDENT AND CHIEF CUSTOMER

OFFICER, OFFICE DEPOT, INC.

Ms. DeVard is the former Executive Vice President and Chief Customer Officer of Office Depot, Inc., an office supply retailing company, a role she held from 2018 to 2020. Prior to joining Office Depot in 2017 as Chief Marketing Officer, she served as Senior Vice President and Chief Marketing Officer at The ADT Corporation from 2014 to 2016 and Executive Vice President and Chief Marketing Officer at Nokia Corporation. Ms. DeVard has held senior marketing roles at Verizon Communications Inc., Citibank N.A., Revlon Inc., Harrah’s Entertainment, the Minnesota Vikings, and The Pillsbury Company. Ms. DeVard was also principal at DeVard Marketing Group, a firm specializing in digital and multicultural branding and marketing strategies. Ms. DeVard served on the Board of Directors of the Focus Impact Acquisition Corp. from 2021 to January 2022 and ServiceMaster from 2016 to 2018.

CONTRIBUTING TO DOW’S BOARD

Ms. DeVard is a senior marketing executive with over 30 years of leadership experience at large global brands, including those of public companies. She is highly experienced in the strategic, operational, and financial aspects of integrated and online marketing, including expertise in e-commerce, brand management, and customer engagement. Ms. DeVard also brings extensive risk management and governance experience in consumer products, e-commerce, social impact, change management, and digital transformation across national and global enterprises, all of which are key areas of focus for the Company. Ms. DeVard is the CEO and founder of the Black Executive CMO Alliance (BECA), an alliance designed to help build the next generation of marketing executives.

OTHER PUBLIC COMPANY DIRECTORSHIPS

Cars.com Inc. (since 2017), Root, Inc. (since 2020), Under Armour Inc. (since 2017)

QUALIFICATIONS

40 2025 | Dow Proxy Statement

Debra L. Dial

FORMER SENIOR VICE PRESIDENT, CHIEF ACCOUNTING OFFICER,

AND CONTROLLER, AT&T INC.

Ms. Dial is the former Senior Vice President, Chief Accounting Officer, and Controller of AT&T Inc., a global telecommunications company. Ms. Dial served as Chief Accounting Officer from 2022 to 2023 and Senior Vice President and Controller from 2016 to 2023. Previously Ms. Dial served as Vice President of Finance for AT&T Capital Management with responsibility for capital allocation, budgeting, and governance, and as Chief Financial Officer for the AT&T Chief Information and Technology Officers. Prior to joining AT&T in 1996, Ms. Dial spent ten years at KPMG in their audit practice, where she held roles of increasing responsibility.

CONTRIBUTING TO DOW’S BOARD

Ms. Dial is a senior finance executive with over 25 years of experience in financial reporting, accounting policy, and capital allocation with a Fortune 50 global telecommunications company. Ms. Dial brings a broad perspective and strategic insights through her experience in driving sizeable merger integration; leading successful cost transformation; executing mergers and acquisitions valuation analysis; overseeing SEC reporting including climate related disclosures, financial policy, and governance; managing long-term financial planning; focusing on enterprise risk management; and supporting investor relations, all of which are key areas of focus for the Company.

OTHER PUBLIC COMPANY DIRECTORSHIPS

Booz Allen Hamilton Holding Corporation (since January 2025), Hubbell Incorporated (since 2023)

QUALIFICATIONS

AGE: 64

DIRECTOR SINCE: 2021

COMMITTEES:

Audit, EHS&T

Dow maintains robust internal controls and a rigorous approach to transparent and accurate disclosure and reporting. These practices, in conjunction with the Company’s commitment to strong leadership, ethics, and culture are essential to strong governance that drives long-term success.

2025 | Dow Proxy Statement 41

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Jeff M. Fettig

FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER, WHIRLPOOL CORPORATION

Mr. Fettig is the former Chairman and Chief Executive Officer of Whirlpool Corporation, a manufacturer of home appliances. He served as Chairman from 2004 to 2018, and Chief Executive Officer from 2004 to 2017. Mr. Fettig joined Whirlpool Corporation in 1981 and held various executive positions until assuming the role of Chairman and Chief Executive Officer. Mr. Fettig served as a Director of TDCC from December 2003 until September 2017 when he became a Director of DowDuPont Inc. Mr. Fettig resigned from the DowDuPont Inc. Board in April 2019.

CONTRIBUTING TO DOW’S BOARD

Mr. Fettig brings global public company, business, and leadership experience as the former Chairman and Chief Executive Officer of Whirlpool Corporation. He has extensive experience and knowledge of corporate governance, international business operations, manufacturing, marketing and brand management, sales and distribution, which is particularly important given the global presence and business operations of the Company. Mr. Fettig also has extensive experience and knowledge of consumer dynamics, branded consumer products, and end-user markets and servicing relevant to the business operations and focus of the Company. He provides the Board valuable insight on the Company’s strategic priorities and enterprise risk management.

OTHER PUBLIC COMPANY DIRECTORSHIPS

Sherwin-Williams Co. (since 2019)

QUALIFICATIONS

AGE: 68

DIRECTOR SINCE: 2003

COMMITTEES:

Compensation, Chair; Governance

It’s a privilege to serve on the Board of Dow and help shape the future of an iconic company that is positively impacting the world. As a Board, we strive to create long-term value that benefits all our stockholders.

42 2025 | Dow Proxy Statement

AGE: 63

DIRECTOR SINCE: 2018

COMMITTEES: None

Every member of Dow’s Board brings valuable and unique perspectives, expertise, and experiences along with a commitment to helping Dow deliver best-in-class performance and drive long-term value growth for all our stakeholders.

Jim Fitterling

CHAIR AND CHIEF EXECUTIVE OFFICER, DOW

Mr. Fitterling is the Chair and Chief Executive Officer of Dow. Mr. Fitterling has been the Chair since April 2020 and Chief Executive Officer since August 2018. He has also served as Chair of TDCC since April 2020 and Chief Executive Officer since July 2018. Prior to those roles, Mr. Fitterling was the Chief Operating Officer of the DowDuPont Inc. Materials Science Division from September 2017 until April 2019. Mr. Fitterling first joined Dow in 1984 and has held various other executive positions, including President, Chief Operating Officer, Vice Chair of Business Operations, Senior Vice President of Corporate Development, and President of the Plastics and Hydrocarbons businesses. Mr. Fitterling was a member of the Board of Directors of Chemical Financial Corporation from 2010 to 2019. Mr. Fitterling served as the 2021 Chair of the Board of Directors of the American Chemistry Council and was elected to serve as the 2022 and 2023 Chair of the Board of Directors of the National Association of Manufacturers.

CONTRIBUTING TO DOW’S BOARD

Mr. Fitterling played a key role in the Company’s transformation, from lower-margin, commodity businesses to one more deeply focused on higher-growth, consumer demand-driven markets that value innovation—with the goal of creating the most innovative, customer-centric, inclusive, and sustainable materials science company in the world. During his more than 40-year career at Dow, Mr. Fitterling has held leadership positions in many of the Company’s business units, as well as corporate development and business operations, bringing extensive business and leadership experience in the industry. In addition, he served as the business lead in Dow’s successful launch of its next-generation sustainability goals. At his direction, in January 2019, Dow became a founding member of the Alliance to End Plastic Waste, an initiative to accelerate efforts to drive innovation, provide much-needed resources, and take decisive action to put an end to plastic waste in the environment. Mr. Fitterling is widely recognized for his work supporting LGBTQ+ non-discrimination and workplace equality and was inducted to the OUTstanding Hall of Fame in 2021. Mr. Fitterling is uniquely suited to facilitate the Board’s governance oversight of strategic planning and enterprise risk management.

OTHER PUBLIC COMPANY DIRECTORSHIPS

3M Company (since 2021)

QUALIFICATIONS

2025 | Dow Proxy Statement 43

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

AGE: 63

DIRECTOR SINCE: 2018

COMMITTEES:

Compensation; Governance;

EHS&T, Chair

Dow’s commitment to sustainability is core to meeting the needs of our customers. Whether it’s optimizing current operations, powering facilities with renewable energy, or innovating new carbon capture and storage devices – Dow takes a holistic approach to decarbonizing and creating value.

Jacqueline C. Hinman

CHIEF EXECUTIVE OFFICER AND DIRECTOR, ATLAS TECHNICAL CONSULTANTS; FORMER CHAIRMAN, PRESIDENT, AND CHIEF EXECUTIVE OFFICER, CH2M HILL COMPANIES

Ms. Hinman is the Chief Executive Officer and a director of Atlas Technical Consultants, a private infrastructure and environmental solutions provider. She has held this position since January 2024. Ms. Hinman is the former Chairman, President, and Chief Executive Officer of CH2M HILL Companies (“CH2M”), an engineering and consulting firm focused on delivering infrastructure, energy, environmental, and industrial solutions for clients and communities around the world. Ms. Hinman joined the Board of Directors of CH2M in 2008 and was elected Chairman and Chief Executive Officer of CH2M in 2014 in order to execute a turnaround of the firm, ultimately leading to the company’s successful merger with Jacobs Engineering in 2017. Ms. Hinman served on the Board of Directors of AECOM from 2019 until March 2022. She was named to the DowDuPont Inc. Materials Advisory Committee in July 2018 and served until April 2019.

CONTRIBUTING TO DOW’S BOARD

Ms. Hinman brings senior management and leadership capabilities, having served as Chairman, President, and Chief Executive Officer of CH2M, including deep experience with global manufacturing companies. Ms. Hinman’s experience in a global engineering consulting business provides her with a unique knowledge of environmental and sustainability issues globally. Ms. Hinman also brings international operations, strategic planning, risk management, finance, accounting, supply chain, information technology, marketing and brand management expertise to the Board.

OTHER PUBLIC COMPANY DIRECTORSHIPS

International Paper, Inc. (since 2017)

QUALIFICATIONS

44 2025 | Dow Proxy Statement

AGE: 57

DIRECTOR NOMINEE

I am honored

to have the opportunity to serve on the Dow Board and collaborate with a dedicated management team focused on driving sustainable innovations, products and solutions for its customers.

Rebecca B. Liebert

PRESIDENT AND CHIEF EXECUTIVE OFFICER,
THE LUBRIZOL CORPORATION

Ms. Liebert is the President and Chief Executive Officer of The Lubrizol Corporation, a Berkshire Hathaway company and provider of specialty chemicals for the transportation, industrial and consumer markets. She has held the position since October 2022. Previously, Ms. Liebert was an Executive Vice President at PPG Industries, Inc., a publicly traded global manufacturer of paints, coatings and specialty chemicals, from October 2019 to September 2022. Ms. Liebert joined PPG in June 2018 and served as Senior Vice President of Automotive Coatings until taking the Executive Vice President role in October 2019. Prior to PPG, Ms. Liebert spent a decade at Honeywell in senior roles including most recently serving as President and Chief Executive Officer of Honeywell UOP, which develops technology for the petroleum refining, gas processing, petrochemical production, and major manufacturing industries. She began her Honeywell career in the Electronic Materials business and moved to UOP in 2012. Earlier, she spent two years at Alcoa as President of Reynolds Food Packaging and started her career at Nova Chemicals. In February 2022, Ms. Liebert was elected to the National Academy of Engineering, one of the engineering profession’s most prestigious distinctions.

CONTRIBUTING TO DOW’S BOARD

Ms. Liebert brings more than two decades of experience leading global organizations in the chemicals sector, with deep industry expertise and a proven track record of driving large-scale operational excellence. Throughout her career, Ms. Liebert has successfully spearheaded initiatives to advance sustainable, science-based innovations to service customers. Ms. Liebert brings extensive experience in international operations, strategic planning, risk management, finance and accounting, supply chain, safety, information technology, digital transformation, marketing and brand management, and corporate citizenship to the Board. She is a strong industry advocate, serving on the Board of the American Chemistry Council and as an elected member of the National Academy of Engineering.

OTHER PUBLIC COMPANY DIRECTORSHIPS

Corteva, Inc. (2019 until its 2025 Annual Meeting of Stockholders)

QUALIFICATIONS

2025 | Dow Proxy Statement 45

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

AGE: 71

DIRECTOR SINCE: 2021

COMMITTEES:

Compensation, EHS&T

Given the nature of the business, Dow operates in communities not for years, but for generations. As Board members, we work closely with management to ensure that we’re strengthening these communities because we understand that making our communities better, makes Dow better.

Luis Alberto Moreno

Managing Director, Allen & Co LLC; FORMER PRESIDENT, INTER-AMERICAN DEVELOPMENT BANK

Mr. Moreno is the Managing Director at Allen & Co LLC, a private investment bank. He has held the position since 2021. Mr. Moreno is the former President of Inter-American Development Bank Group (“IDB”), a regional multilateral financing development bank for economic, social, and institutional development in Latin America and the Caribbean, having served from 2005 to 2020. Before joining IDB, Mr. Moreno served as Colombia’s Ambassador to the United States from 1998 until 2005, leading bipartisan and bilateral assistance programs including Plan Colombia, a program to fight drug trafficking and promote social and economic recovery. Mr. Moreno previously served as Colombia’s minister of economic development and as head of the Industrial Advancement Institute, a public-sector holding company. Mr. Moreno served on the Board of Fomento Económico Mexicano, S.A.B. de C.V., Coca-Cola FEMSA from 2021 to 2022.

CONTRIBUTING TO DOW’S BOARD

Mr. Moreno is highly qualified in the areas of development finance; public policy; and social, economic, and institutional development. Mr. Moreno has an established record for advocacy for social objectives and leads numerous initiatives to benefit the global community such as advances in renewable energy and the protection of the environment, healthcare access, climate resilience and adaptation, sustainable cities, and digital connectivity and innovation. He has experience in both public and private sectors in Colombia and significant expertise in capital planning, financing and risk management.

OTHER PUBLIC COMPANY DIRECTORSHIPS

Nu Holdings Ltd. (since 2021)

QUALIFICATIONS

46 2025 | Dow Proxy Statement

AGE: 53

DIRECTOR SINCE: 2020

COMMITTEES:

Compensation, EHS&T

Serving on Dow’s Board means helping to steward an exemplary company that has been a global leader in materials science for more than 127 years and continues to chart a path for success through bold, forward-looking strategies and actions.

Jill S. Wyant

PRESIDENT AND CHIEF EXECUTIVE OFFICER, MADISON AIR

Ms. Wyant is the President and Chief Executive Officer of Madison Air, an enterprise dedicated to creating a safer, healthier, and more productive world by helping customers realize the transformational power better air has on business. Prior to joining Madison Air in 2021, Ms. Wyant was the Executive Vice President of Innovation and Transformation of Ecolab Inc., a global leader in water, hygiene, and energy technologies and services, a role she held from 2020 to 2021. Other leadership roles held at Ecolab include Executive Vice President and President of Global Regions, Executive Vice President and President of the Global Food & Beverage, Global Healthcare and Global Life Sciences businesses, Senior Vice President and General Manager of Food & Beverage in North America and Latin America, and leading Food & Beverage in Asia Pacific. Before joining Ecolab in 2009, Ms. Wyant held multiple leadership positions at General Electric.

CONTRIBUTING TO DOW’S BOARD

Ms. Wyant is a senior strategy and operating executive with over 25 years of experience leading Fortune 500 businesses in the industrial and healthcare sectors. Ms. Wyant’s career reflects a track record of driving innovative strategies to capture new growth and profit, spearheading breakthrough innovation, driving manufacturing excellence and operational efficiency, leading transformational mergers and acquisitions, and managing risk. She also brings deep industry knowledge, broad perspective on international business and global expansion, experience driving enterprise-wide digital transformations, and sustainability expertise.

OTHER PUBLIC COMPANY DIRECTORSHIPS

None

QUALIFICATIONS

2025 | Dow Proxy Statement 47

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

AGE: 72

DIRECTOR SINCE: 2018

COMMITTEES:

Audit, EHS&T

Dow’s Board reflects the Company’s values of integrity, respect for people, and protecting our plant, which underpins our responsibility to uphold corporate governance standards and represent stakeholder interests.

Daniel W. Yohannes

FORMER U.S. AMBASSADOR TO THE ORGANISATION FOR ECONOMIC CO-OPERATION AND DEVELOPMENT

Mr. Yohannes served as the U.S. Ambassador to the Organisation for Economic Co-operation and Development (the “OECD”), an international forum promoting economic growth, sustainable development, and energy security, from 2014 to 2017. Prior to joining OECD, Mr. Yohannes served as Chief Executive Officer of Millennium Challenge Corporation, the independent U.S. government foreign aid agency for poverty. Prior to his U.S. government service, Mr. Yohannes was a leader in the financial services industry, working in various roles including Vice Chairman and member of the management committee of U.S. Bank, President and Chief Executive Officer of Colorado National Bank, and Executive Vice President of Security Pacific Bank (now Bank of America). Mr. Yohannes was named to the DowDuPont Inc. Materials Advisory Committee in July 2018 and served until April 2019.

CONTRIBUTING TO DOW’S BOARD

Mr. Yohannes has a successful record of operation execution and corporate transformation as a Chief Executive Officer and an entrepreneur. He provides the Board finance, governance and risk management expertise and valuable strategic insight into public policy, international trade, and economic development from prior affiliations. Additionally, Mr. Yohannes is passionate about protecting the environment and provides experience in effectively addressing environmental and social issues.

OTHER PUBLIC COMPANY DIRECTORSHIPS

Xcel Energy Inc. (since 2017)

QUALIFICATIONS

48 2025 | Dow Proxy Statement

Nominees for Election

The Board presents thirteen nominees for election as Directors at the 2025 Meeting. The information set forth herein supports the conclusion that these individuals are highly qualified to serve on the Board.

Each of the Director nominees consented to being named as a nominee in the proxy materials and to serve if elected. Each Director elected at the 2025 Meeting will serve until the 2026 Annual Meeting of Stockholders or until a successor is duly elected and qualified.

Except for Ms. Liebert, each nominee currently serves as a Director on the Board and was previously elected to serve as a Director by the Company’s stockholders. Ms. Liebert was recommended for nomination to serve as a Director by the Board with the support of the Corporate Governance Committee.

The professional qualifications and other experiences described in the Director biographies on pages 36-48 are based on information self-identified by each Director nominee. Age is as of April 10, 2025.

VOTING STANDARD AND RESIGNATION POLICY

The Company’s Bylaws prescribe the voting standard for election of Directors as a majority of the votes cast in an uncontested election, such as this one, where the number of nominees does not exceed the number of Directors to be elected. Under the Corporate Governance Guidelines, if a nominee who already serves as a Director is not elected, that nominee shall offer to tender his or her resignation to the Board. The Corporate Governance Committee will then recommend to the Board whether to accept or reject the resignation, or whether other action should be taken. This recommendation is made on a case-by-case basis taking into account relevant facts and circumstances, which allows the Board the flexibility to make a decision that is in the best interests of the Company and its stockholders. Within ninety days of the certification of election results, the Board will publicly disclose its decision regarding whether to accept or reject the resignation. As explained on the accompanying proxy card or voting information, it is the intention of the persons named as proxies to vote executed proxies FOR the candidates nominated by the Board unless contrary voting instructions are provided. If something unanticipated should occur prior to the 2025 Meeting making it impossible for one or more of the candidates to serve as a Director, votes will be cast in the best judgment of the persons authorized as proxies.

The relevant NYSE rules do not permit brokers with discretionary authority to vote in the election of Directors. Therefore, if you hold your shares beneficially and do not provide voting instructions to your bank or broker, your bank or broker will not be able to vote on your behalf and your shares will not be voted in the election of Directors. Promptly provide voting instructions to your broker to ensure that your shares are voted. Please follow the instructions set forth in the voting information provided by your bank or broker.

The Board unanimously recommends that you vote “FOR” the
election of each of the Director nominees.

2025 | Dow Proxy Statement 49

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Director Compensation

Director compensation is determined by the Board with the assistance of its Compensation and Leadership Development and Corporate Governance Committees and input from the Independent Compensation Consultant. Dow compares its non-employee Director compensation programs, design and compensation elements to the same Compensation Peer Group used for executive compensation, as described in the section titled “Compensation Peer Group and Benchmarking” of the CD&A. Dow targets the median compensation of the Compensation Peer Group for all Director compensation elements.

Non-Employee Director Fees

Non-employee Directors receive an annual cash retainer for their service on the Board. Committee Chairs and the Lead Director each receive an additional annual cash retainer. Dow does not provide Directors who are also Dow employees any additional compensation for serving as a Director. Information about compensation paid to Mr. Fitterling, our Chair and CEO, is described in the CD&A section beginning on page 55.

In April 2024, based upon review of the peer median values, the recommendation of the Independent Compensation Consultant, and the support of the Compensation and Leadership Development Committee and the Corporate Governance Committee, the Board approved an increase of $5,000 to each of the annual cash retainer, the Audit Committee Chair annual cash retainer, and the Compensation and Leadership Development Committee Chair annual cash retainer.

The table below reflects the annual rates as of December 31, 2024. This information may be different from the fees provided in the Director Compensation table, which reflects actual fees received for roles served during 2024 paid in quarterly installments on an annualized basis:

Compensation Component	Annual Rate

Retainer	$135,000

Audit Committee Chair Retainer	$30,000

Compensation and Leadership Development Committee Chair Retainer	$25,000

All Other Committee Chairs Retainer	$20,000

Lead Director Retainer	$40,000

Non-Employee Director Equity AWARD

Equity is a key component of Director compensation. Non-employee Directors receive an annual equity award in the form of RSUs. In April 2024, based upon review of the peer median values, the recommendation of the Independent Compensation Consultant, and the support of the Compensation and Leadership Development Committee and the Corporate Governance Committee, the Board approved an increase in the value of the annual equity award by $5,000.

On April 11, 2024, the Board granted each non-employee Director an equity award in the amount of $195,000 based on the closing stock price of Dow Inc. common stock on the grant date. Each non-employee Director received an award of 3,336 RSUs. The RSUs will vest on the second anniversary of the grant date and will settle in actual shares of Dow common stock following separation of service. During the vesting period, holders of outstanding RSU awards receive quarterly payments equal to the dividend paid on the equivalent shares of Dow common stock.

Non-Employee Director Stock Ownership Guidelines

Directors are subject to minimum stock ownership guidelines. As a guideline, non-employee Directors should own common stock of the Company equal in value to at least five times the amount of the annual cash retainer. Shares used to determine whether the guidelines are satisfied include those held directly or beneficially owned, and RSUs (whether or not vested).

50 2025 | Dow Proxy Statement

Directors have five years from the date that they first join the Board to meet the ownership guideline. Currently, each Director has met the relevant minimum ownership guideline with the exception of Ms. DeVard, who is expected to be compliant within the relevant five-year window.

Non-Employee Director Deferred Compensation Plan

Non-employee Directors may choose, prior to the beginning of each year, to have all or part of their fees credited to deferred compensation accounts under the Dow Inc. Voluntary Deferred Compensation Plan for Non-Employee Directors, restated and effective as of April 1, 2019. At the election of the Director, fees are deferred into one of several hypothetical investment accounts that accrue investment returns according to the account selected.

Investment choices include a fund with an interest rate equal to the sum of the 60-month rolling average of ten-year U.S. Treasury Note yield plus the current five-year Dow credit spread, a phantom Dow stock account tracking the market value of Dow common stock with market dividends paid and reinvested, as well as funds tracking the performance of several mutual funds. These funds are identical to funds offered as part of the EDP for management level employees. Such deferred amounts will be paid in installments as elected by the Director at the time of deferral commencing (a) in July immediately following separation of service, (b) in July following the first anniversary of separation of service, or (c) in July following the Director’s 72nd birthday.

Directors may also choose, prior to the beginning of each year, to defer settlement of the RSUs that will be granted in the following year until (a) the fifth anniversary of the grant date, (b) the tenth anniversary of the grant date, or (c) the fifteenth anniversary of the grant date.

Non-Employee Director Business Travel Accident Insurance

Dow maintains a rider on its business travel accident insurance policies covering accidental death and dismemberment of a non-employee Director if the Director is traveling on Dow business.

Non-Employee Director Compensation for 2024

The following table summarizes the compensation paid to Dow’s non-employee Directors during the fiscal year ended December 31, 2024:

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Samuel R. Allen	153,750	195,023	-	-	-	-	348,773

Gaurdie E. Banister Jr.	133,750	195,023	-	-	-	-	328,773

Wesley G. Bush	133,750	195,023	-	-	-	-	328,773

Richard K. Davis	202,500	195,023	-	-	-	-	397,523

Jerri DeVard	133,750	195,023	-	-	-	-	328,773

Debra L. Dial	133,750	195,023	-	-	-	-	328,773

Jeff M. Fettig	157,500	195,023	-	-	-	-	352,523

Jacqueline C. Hinman	153,750	195,023	-	-	-	-	348,773

Luis Alberto Moreno	133,750	195,023	-	-	-	-	328,773

Jill S. Wyant	133,750	195,023	-	-	-	-	328,773

Daniel W. Yohannes	133,750	195,023	-	-	-	-	328,773

(a)
Compensation is prorated and paid in quarterly installments on an annualized basis. Amounts include any amounts that were voluntarily deferred under the Dow Inc. Voluntary Deferred Compensation Plan for Non-Employee Directors, restated and effective as of April 1, 2019.
(b)
Amounts represent the aggregate grant date fair value of awards in the year of the award in accordance with the same standard applied for financial accounting purposes consistent with the values shown in the Summary Compensation Table. The award of 3,336 RSUs was granted on April 11, 2024 at a grant price of $58.46.

2025 | Dow Proxy Statement 51

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

NON-EMPLOYEE DIRECTOR OUTSTANDING EQUITY AWARDS

The following table lists outstanding equity awards for each non-employee Director as of December 31, 2024, including equity awards from prior years. This table does not include vested equity awards that have not settled.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(a)	Market Value of Shares or Units of Stock That Have Not Vested ($)(a)(b)

Samuel R. Allen	04/11/2024	3,336	133,874

	04/13/2023	3,339	133,994

Gaurdie E. Banister Jr.	04/11/2024	3,336	133,874

	04/13/2023	3,339	133,994

Wesley G. Bush	04/11/2024	3,336	133,874

	04/13/2023	3,339	133,994

Richard K. Davis	04/11/2024	3,336	133,874

	04/13/2023	3,339	133,994

Jerri DeVard	04/11/2024	3,336	133,874

	04/13/2023	3,339	133,994

Debra L. Dial	04/11/2024	3,336	133,874

	04/13/2023	3,339	133,994

Jeff M. Fettig	04/11/2024	3,336	133,874

	04/13/2023	3,339	133,994

Jacqueline C. Hinman	04/11/2024	3,336	133,874

	04/13/2023	3,339	133,994

Luis Alberto Moreno	04/11/2024	3,336	133,874

	04/13/2023	3,339	133,994

Jill S. Wyant	04/11/2024	3,336	133,874

	04/13/2023	3,339	133,994

Daniel W. Yohannes	04/11/2024	3,336	133,874

	04/13/2023	3,339	133,994

(a)
Includes RSUs granted to non-employee Directors that vest on the second anniversary of the grant date. RSUs that have vested and will settle in shares of Dow common stock following separation of service or on such other permitted deferred settlement date selected by the Director are shown in the Beneficial Ownership of Company Stock table on page 53.
(b)
Market values are based on the December 31, 2024 closing stock price of $40.13 per share of Dow common stock.

52 2025 | Dow Proxy Statement

Beneficial Ownership of Company Stock

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table presents information as of February 7, 2025, regarding the beneficial ownership of Dow’s common stock by (i) each Director and Director nominee, (ii) each NEO, and (iii) all Directors and executive officers as a group:

Name(a)	Current Shares Beneficially Owned(b)	Rights to Acquire Beneficial Ownership of Shares(c)	Total	Percent of Shares Beneficially Owned(d)

Samuel R. Allen	1,329	13,574	14,903	*

Gaurdie E. Banister Jr.	10,924	8,544	19,468	*

Wesley G. Bush	26,093	14,209	40,302	*

Richard K. Davis	22,142	14,209	36,351	*

Jerri DeVard	-	2,902	2,902	*

Debra L. Dial	2,700	5,768	8,468	*

Jeff M. Fettig	68,436	14,209	82,645	*

Jim Fitterling	265,513	1,526,995	1,792,508	*

Mauro Gregorio	30,005	197,109	227,114	*

Jacqueline C. Hinman	3,723	14,209	17,932	*

Rebecca B. Liebert	-	-	-	*

Luis Alberto Moreno	-	5,768	5,768	*

John M. Sampson	39,753	104,461	144,214	*

A. N. Sreeram	141,508	208,961	350,469	*

Jeffrey L. Tate	397	-	397	*

Amy E. Wilson	60,291	411,105	471,396	*

Jill S. Wyant	-	10,829	10,829	*

Daniel W. Yohannes	1,723	14,209	15,932	*

Total	674,537	2,567,061	3,241,598	0.46%

Total of All Directors and Executive Officers as a Group (23 persons)(e)	725,962	2,775,514	3,501,476	0.50%

Totals in the above table might not equal summation of the columns due to rounding.

* Less than 1% of the total shares of Dow common stock outstanding.

(a)
c/o Dow Inc., 2211 H.H. Dow Way, Midland, Michigan 48674.
(b)
Amounts reflect beneficial ownership as calculated under SEC rules. Except as otherwise noted and for shares held by a spouse and other members of the person’s immediate family who share a household with the named person, the named persons have sole voting and investment power over the indicated number of Dow shares. Amounts also include all Dow shares held in trust over which the person has or shares voting or investment power, or shares held in trust for the benefit of the named party in The Dow Chemical Company Employees’ Savings Plan as of December 31, 2024. None of the shares are pledged as security by the named person. Beneficial ownership of some or all of the shares listed may be disclaimed.
(c)
Includes any Dow shares that the person could acquire through April 8, 2025, by (1) exercise of outstanding Stock Options; (2) the vesting of RSUs or PSUs, and (3) RSUs granted to non-employee Directors that have vested and will settle in shares of Dow common stock following separation of service or on such other permitted deferred settlement date selected by the Director.
(d)
The percentage of shares beneficially owned is calculated based on the number of shares of common stock outstanding as of January 31, 2025.
(e)
Total of All Directors and Executive Officers as a Group excludes Mr. Gregorio who separated from the Company on September 30, 2024.

2025 | Dow Proxy Statement 53

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERs

The following table presents information known to Dow, regarding the beneficial ownership of Dow’s common stock by holders of more than 5 percent of the outstanding shares of Dow’s common stock:

Name	Current Shares Beneficially Owned		Percent of Shares Beneficially Owned(a)

BlackRock, Inc.	47,213,620	(b)	6.7%

The Vanguard Group	82,116,884	(c)	11.7%

(a)
The percentage of shares beneficially owned is calculated based on the number of shares of common stock outstanding as of January 31, 2025.
(b)
Based on a Schedule 13G/A filed by BlackRock, Inc. on January 26, 2024 with the SEC reporting beneficial ownership of Dow common stock as of December 31, 2023. BlackRock, Inc. has sole voting power over 41,662,875 shares of Dow common stock and sole dispositive power over 47,213,620 shares of Dow common stock. BlackRock, Inc.’s address is 50 Hudson Yards, New York, New York 10001.
(c)
Based on a Schedule 13G/A filed by The Vanguard Group on November 12, 2024 with the SEC reporting beneficial ownership of Dow common stock as of September 30, 2024. The Vanguard Group has shared voting power over 878,639 shares of Dow common stock, sole dispositive power over 78,960,689 shares of Dow common stock and shared dispositive power over 3,156,195 shares of Dow common stock. The Vanguard Group’s address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

54 2025 | Dow Proxy Statement

Compensation Discussion & Analysis

TABLE OF CONTENTS

CD&A Executive Summary	56	Compensation Tables & Narrative	78
Objectives of Dow’s Executive Compensation Program	56	Summary Compensation Table	78
Pay Mix	56	Grants of Plan-Based Awards	80
Key Executive Compensation Practices	57	Outstanding Equity Awards	81
Stockholder Engagement	57	Option Exercises and Stock Vested	82
		Stock Incentive Plan	82
		Employee Stock Purchase Plan	82
Executive Compensation and Benefits	58	Equity Compensation Plan Information	83
Components of Executive Compensation and Benefits	58	CEO Pay Ratio	83
Named Executive Officers	59	Pay Versus Performance	84
2024 NEO Performance Summary	59
2024 Compensation Decisions	62
Base Salary	62	Benefits	88
Performance Award	62	Pension Benefits	88
Long-Term Incentive Compensation	65	Defined Benefit Retirement Plans	88
2024 NEO Targeted Total Direct Compensation Summary	72	Pension Plans	88
Perquisites	72	Executives’ Supplemental Retirement Plan	90
		Dow Employees’ Savings Plan	90
		Nonqualified Deferred Compensation	90
The Compensation Process	73	Dow Elective Deferral Plan	90
Role of Company Management	73	Potential Payments Upon Termination or Change-in-	91
Role of the Compensation and Leadership Development	73	Control
Committee		Retirement, Death or Disability	91
Role of Independent Board Members	74	Involuntary Termination with Cause	92
Role of the Independent Compensation Consultant	74	Involuntary Termination without Cause	92
Compensation Peer Group and Benchmarking	74	Double Trigger Change-in-Control	92
		Involuntary Termination or Change-in-Control	93
		Values
Other Considerations	76
Stock Ownership Guidelines	76
Speculative Stock Transactions; Anti-Hedging and	76	Interlocks and Insider Participation	94
Anti-Pledging Policy		Compensation and Leadership Development Committee
Compensation Clawback Policy	76	Report	94
Succession Planning Process	76
Compensation and Risk Management	77

2025 | Dow Proxy Statement 55

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

CD&A Executive Summary

Objectives of Dow’s Executive Compensation Program

1	Support the achievement of Dow's vision and strategy	2	Motivate and reward executives when they deliver desired business results and stockholder value	3	Attract and retain the most talented executives to succeed in today's competitive marketplace	4	Create an ownership alignment with stockholders

The objectives of Dow’s compensation program are set by the Committee. While the compensation discussion included in this Proxy Statement focuses on the administration of pay for the Company’s NEOs, the philosophies and programs apply broadly across the Company’s employee population. Dow’s pay for performance programs and offerings—including base salary, the Performance Award, and LTI programs—are designed to be equitable and fair, and to incentivize performance.

Pay Mix

Executive compensation is linked strongly to the financial, strategic and operational performance of the business. Approximately 80 percent of the CEO’s target annual total compensation is at risk and approximately 72 percent of the other NEOs’ compensation, on average, is at risk.

56 2025 | Dow Proxy Statement

Key Executive Compensation Practices

The following summarizes key governance characteristics related to the executive compensation programs in which the NEOs participate:

✓	Strong pay for performance alignment among executive compensation outcomes, individual performance and Company financial, strategic and operational performance	✓	Stock ownership requirements of six times base salary for the CEO and four times base salary for the other NEOs
		✓	Compensation Clawback Policy
✓	Stockholder engagement and feedback considered in executive compensation design	✓	Anti-hedging/anti-pledging policies
✓	Compensation program structure designed to discourage excessive risk taking	✓	Stock incentive plans prohibit option repricing, reloads, exchanges and options granted below market value without stockholder approval
✓	No change-in-control agreements	✓	100% independent Compensation and Leadership Development Committee
✓	No excise tax gross-ups
✓	Limited perquisites	✓	Robust processes to assess leadership talent and succession planning for all senior management roles including the CEO
✓	Committee oversight of human capital management, work environment and culture
✓	Carefully considered Compensation Peer Group with regular Committee review	✓	Independent Compensation Consultant reporting to the Committee
✓	Each component of target pay benchmarked to median of the Compensation Peer Group	✓	Regular review of the Committee Charter to ensure best practices and priorities

Stockholder Engagement

At the 2024 Annual Meeting of Stockholders, 92 percent of the votes cast by stockholders supported Dow’s advisory vote on executive compensation.

Throughout the year, select members of the Board and members of the management team continued extensive outreach to stockholders, engaging with investors who collectively held more than 60 percent of outstanding shares of common stock of the Company held by institutional stockholders. During this outreach, the management team and in some cases, select members of the Board, updated investors on a range of topics, and gained an understanding of the perspectives and concerns of investors. The Board and management team carefully consider the feedback from these meetings, as well as stockholder support for our most recent advisory vote on executive compensation, when reviewing the business, corporate governance and executive compensation profiles and practices.

Enhancements to the Company’s corporate governance and executive compensation practices are continually evaluated. The Board and management team appreciate engaging key stakeholders, including our stockholders, in the evaluation of these enhancements. For example, as a result of stockholder engagement, the Board made the decision to continue to include quantifiable metrics in the environmental, social and governance components of both the Performance Award and LTI awards.

For more information about Dow’s engagement process and demonstrated effectiveness, please see the section titled “Stockholder Engagement” on page 18.

2025 | Dow Proxy Statement 57

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Executive Compensation and Benefits

Components of Executive Compensation and Benefits

The objectives of Dow’s compensation program are set by the Committee. While the compensation discussion included in this Proxy Statement focuses on the administration of pay for the Company’s NEOs, the philosophies and program apply broadly across the Company’s employee population. Dow’s pay for performance programs and offerings—including base pay, the Performance Award and LTI programs—are designed to be equitable and fair, and to incentivize performance. Executives receive a mix of fixed and variable components of compensation that are aligned with the compensation philosophy as highlighted in the chart below:

Component	Form	Philosophy
Base Salary	Cash	Provide a competitive fixed rate of pay recognizing different levels of responsibility and performance within the Company.
Annual Cash Incentive	Performance Award	Reward employees for achieving critical annual financial and operational Company goals, as well as meeting certain Company Ambition metrics.
LTI	PSUs (65%)	Motivate employees and reward the achievement of specified financial goals and carbon emissions reduction targets, as well as superior Relative TSR performance over a three-year period.
	Stock Options (20%)	Provide an incentive for long-term creation of stockholder value.
	RSUs (15%)	Help the Company retain its NEOs and other key employees and promote stock ownership.
Health, Welfare and Retirement Programs

Executives generally participate in the same benefit programs that are offered to other salaried employees. Dow benefits are designed to provide market competitive benefits to protect employees’ and their covered dependents’ health and welfare and provide retirement benefits.

Perquisites		Limited perquisites are provided to executives to facilitate strong performance on the job and to enhance their personal security and productivity.

58 2025 | Dow Proxy Statement

Named Executive Officers

This Compensation Discussion & Analysis (“CD&A”) discusses the compensation of the following Named Executive Officers (“NEOs”):

NEO	Title

Jim Fitterling	Chair and Chief Executive Officer

Jeffrey L. Tate	Chief Financial Officer

John M. Sampson	Senior Vice President, Operations, Manufacturing & Engineering

A. N. Sreeram	Senior Vice President, Research & Development and Chief Technology Officer

Amy E. Wilson	General Counsel and Corporate Secretary

Mauro Gregorio	Former President, Performance Materials & Coatings

2024 NEO Performance Summary

In determining compensation decisions (including the Individual Performance Factor in Dow's Performance Award Program), the Committee assesses each NEO’s achievements linked to the Company’s performance, as well as how each NEO demonstrated leadership commitment to the Company’s Ambition. Listed below are individual performance achievements of the NEOs as of December 31, 2024 that were considered by the Committee. Age is as of April 10, 2025.

Age: 63	Jim Fitterling CHAIR AND CHIEF EXECUTIVE OFFICER

Key Responsibilities

As Chair of the Board and CEO, Mr. Fitterling is responsible for setting and overseeing the Company’s strategic direction and priorities, overall business results, organizational health, culture, and corporate responsibility.

2024 Achievements Include

Continued industry-leading safety performance with fatality-free operations in 2024, extending the fatality-free performance to 4.75 years which is the longest in Dow’s history and achieved best-ever performance in lowering injuries which are high severity.

Delivered Operating EBIT[1] of $2.6 billion and five consecutive quarters of year-over-year volume growth despite a challenging macroeconomic environment.
Generated $2.9 billion of Cash Flow from Operations[2] and returned $2.5 billion to shareholders through dividends and share repurchases.

Secured $1.25 billion of attractive growth funding by launching Dow’s Green Finance Framework and completed inaugural green bond offering of 10-year and 30-year bonds, demonstrating a clear “Greenium” of 5-10 bps.

Unlocked an anticipated $3 billion of cash proceeds to fund growth through best-owner mindset portfolio transaction by signing a definitive agreement with a fund managed by Macquarie Asset Management to sell a minority stake in select U.S. Gulf Coast infrastructure assets creating a new commercial company - Diamond Infrastructure Solutions.

Finalized incentive funding of >$1.5 billion to support Dow’s Fort Saskatchewan Path2Zero project with first payment expected in early 2025.

Drove strategic growth projects to enable higher earnings in 2025 and advanced key mid-term projects, including Dow’s Fort Saskatchewan Path2Zero project and advanced small modular reactor nuclear project with X-energy.

Continued workplace culture advancement with Dow recognized for the second consecutive year as one of the Top 25 World’s Best Workplaces™ by Great Place To Work® and FORTUNE, and the #1 Best Workplace in Manufacturing and Production for the fourth consecutive year.

Demonstrated industry leadership to shape policy and regulatory framework for manufacturing, energy, chemicals, and plastic waste as board chair of the Alliance to End Plastic Waste, board member of the National Association of Manufacturers and the American Chemistry Council, and strong engagement with the International Council of Chemical Associations. Additionally, led significant and intentional cross-sector collaboration to advance an ambitious and achievable internationally legally binding instrument to end plastic pollution.

1.
Non-GAAP measure. See the Appendix for definitions and a reconciliation to the most directly comparable GAAP measure.
2.
Cash flow from operating activities—continuing operations.

2025 | Dow Proxy Statement 59

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Age: 55	Jeffrey L. Tate CHIEF FINANCIAL OFFICER

Key Responsibilities

As CFO, Mr. Tate serves as a member of Dow’s most senior executive committee that sets the strategic direction, defines priorities, establishes corporate policy, and manages governance and enterprise-level decisions for the Company. He has executive oversight for Dow Finance, Corporate Facilities and Investor Relations.

2024 Achievements Include

Delivered Operating EBIT[1] of $2.6 billion and five consecutive quarters of year-over-year volume growth despite a challenging macroeconomic environment.
Generated $2.9 billion in Cash Flow from Operations[2] and returned $2.5 billion to shareholders through dividends and share repurchases.

Secured $1.25 billion of attractive growth funding by launching Dow’s Green Finance Framework and completed inaugural green bond offering of 10-year and 30-year bonds, demonstrating a clear “Greenium” of 5-10 bps.

Unlocked an anticipated $3 billion of cash proceeds to fund growth through best-owner mindset portfolio transaction by signing a definitive agreement with a fund managed by Macquarie Asset Management to sell a minority stake in select U.S. Gulf Coast infrastructure assets creating a new commercial company - Diamond Infrastructure Solutions.

Completed significant value-creating merger and acquisition activities including the divesture of Dow’s flexible packaging laminating adhesives business and the acquisition of Circulus Holdings, LLC.

Drove top-tier performance, with Dow’s CEO, CFO, Investor Relations program, Investor Day event and the Board all ranking #1 by Extel’s (formerly Institutional Investor) All-American Executive Team survey.

Hosted Dow’s 2024 Investor Day and participated in over 45 targeted engagements with top shareholders during off-cycle governance engagements, sell-side investor meet-and-greets and contacts at key banks.

Maintained a strong commitment to fostering an inclusive workplace as the Executive Sponsor for Dow’s Women’s Inclusion Network (WIN) Employee Resource Group.

1.
Non-GAAP measure. See the Appendix for definitions and a reconciliation to the most directly comparable GAAP measure.
2.
Cash flow from operating activities—continuing operations.

Age: 65	John M. Sampson Senior Vice President, Operations, Manufacturing & Engineering

Key Responsibilities

As Senior Vice President of Operations, Manufacturing & Engineering, Mr. Sampson presides over the Operations Leadership Team and is accountable for the global Operations organization consisting of more than 20,000 employees. He is a member of Dow’s Leadership Team, responsible for executing the Company strategy, and accountable for the Company’s productivity and performance.

2024 Achievements Include

Continued implementation of the “Forward with Purpose” Operations Strategy to ensure a strong focus on the fundamentals of safe and reliable operations, digital capabilities, and people development within Operations.

Continued industry-leading safety performance with fatality-free operations in 2024, extending the fatality-free performance to 4.75 years which is the longest in Dow’s history and achieved best-ever performance in lowering injuries which are high severity.

Successfully implemented new policies to reduce the occurrence of process safety containment events associated with open-ended lines by 50 percent.

Demonstrated excellent safety performance on the Fort Saskatchewan Path2Zero project, executing over 1.3 million hours worked with zero major incidents. Phase 1 projects were mobilized with significant progress in undergrounds, pilings, and completion of cracker furnace foundation.

Increased production rates and asset utilization year-over-year.
Served as the Executive Sponsor on Operations Talent & Development programs across all geographies.
Maintained a strong commitment to fostering an inclusive workplace as the Executive Sponsor for Dow’s Disability Employee Network (DEN) Employee Resource Group.

60 2025 | Dow Proxy Statement

Age: 57	A. N. Sreeram Senior Vice President, Research & Development and Chief Technology Officer

Key Responsibilities

As Senior Vice President of Research & Development and Chief Technology Officer, Dr. Sreeram is responsible for accelerating new product commercialization through strategic collaboration with Dow’s businesses and customers. He leads the Research & Development (“R&D”) organization at Dow focused on sustainable technology development aligned with end-market demand.

2024 Achievements Include

Achieved strong environmental, health and safety performance across R&D.
Advanced Dow’s innovation portfolio and delivery of novel advantaged products in key market segments, resulting in strong innovation revenue and product margin differential.

Facilitated strategic engagements with key customers to develop innovative products that simultaneously deliver improved performance and sustainability, demonstrating Dow’s cutting-edge research and development capabilities.

Focused on technologies that enhance sustainability and performance in key market verticals, such as heat transfer fluids that support efficient data center cooling technologies for enhanced infrastructure, polyurethane foam technology that contributes to closed-loop recycling content in automotive seats, polyethylene resins containing up to 100% PCR for use in non-food flexible packaging applications, and bio-based materials engineered to match the durable water repellency performance of fluoro-containing technologies used in high-performance outdoor fabrics.

Received numerous recognitions for innovative technologies, including a record-setting twelve Edison Awards, four R&D 100 Awards, five SEAL Business Sustainability Awards, and twelve Business Intelligence Group Awards.

Maintained a strong commitment to fostering an inclusive workplace as the Executive Sponsor for Dow’s Hispanic and Latino (HLN) Employee Resource Group.

Age: 54	Amy E. Wilson General Counsel and Corporate Secretary

Key Responsibilities

As General Counsel and Corporate Secretary, Ms. Wilson serves as a member of Dow’s most senior executive committee that sets the strategic direction, defines priorities, establishes corporate policy, and manages governance and enterprise-level decisions for the Company. She has executive oversight for the Office of the Corporate Secretary, Legal, the Office of Ethics and Compliance, Public Affairs, Government Affairs, and Dow Aviation.

2024 Achievements Include

Provided extensive legal support on strategic Dow initiatives including Dow's Green Finance Framework and inaugural green bond offering, the definitive agreement with a fund managed by Macquarie Asset Management to sell a minority stake in select U.S. Gulf Coast infrastructure assets creating a new commercial company - Diamond Infrastructure Solutions, Dow's Fort Saskatchewan Path2Zero project, and advanced small modular reactor nuclear project with X-energy.

Led defense and proactive initiation of litigation cases with a strong success rate.

Led the Legal team through several strategic mergers and acquisitions activities including the divesture of Dow’s flexible packaging laminating adhesives business and the acquisition of Circulus Holdings, LLC.

Delivered on critical regional legal needs, including successful navigation of rapidly changing and complex regulatory environments.
Developed and implemented Dow’s refreshed Legal Department strategy to drive focus and alignment across the organization.
Supported the Company’s Ambition disclosures and activities, including the annual INtersections Report.
Maintained a strong commitment to fostering an inclusive workplace as the Executive Sponsor for GLAD, Dow’s LGBTQ+ Employee Resource Group.

2025 | Dow Proxy Statement 61

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Mauro Gregorio Former President, Performance Materials & Coatings

Mr. Gregorio involuntarily separated from the Company on September 30, 2024, after almost 40 years of service with the Company. Mr. Gregorio transitioned from his executive officer position effective as of April 1, 2024, and was responsible for organizational transition and certain projects until his separation from the Company.

2024 Compensation Decisions

The following information relates to Dow’s 2024 compensation program as applicable to the NEOs.

Base Salary

Base salary is a fixed portion of compensation based primarily on an individual’s skills, job responsibilities and experience, as well as more subjective factors such as the assessment of individual performance by the Committee, with input from the Independent Compensation Consultant. Base salaries for executives are benchmarked against similar jobs and are targeted at the median of the Compensation Peer Group.

2024 Base Salary Decisions

The table below shows the annual base salaries for the NEOs as of December 31, 2024 and their respective increases for the year 2024 as determined by the Committee, and for the CEO, the full Board, in February 2024 (effective date February 19, 2024). This information may be different from the base salary provided in the Summary Compensation Table, which reflects actual base salary received for 2024.

Mr. Fitterling did not receive a base pay increase. Mr. Tate, Ms. Wilson, Dr. Sreeram and Mr. Gregorio all received an increase of 4 percent, which is generally consistent with salary adjustments provided to Dow's salaried employees and Mr. Sampson received an increase of 7 percent. These salary adjustments were based upon the Committee’s review of each employee’s individual experience in their respective roles and on benchmarking against the median of base salaries for comparable positions within the Compensation Peer Group and as recommended by the Independent Compensation Consultant.

BASE SALARY YEAR OVER YEAR CHANGE

Name	2023 Base Salary ($)	2024 Base Salary ($)	Percent Change in Base Salary

Jim Fitterling	1,695,200	1,695,200	0%

Jeffrey L. Tate	895,000	930,800	4%

John M. Sampson	782,746	837,538	7%

A. N. Sreeram	921,864	958,739	4%

Amy E. Wilson	829,572	862,755	4%

Mauro Gregorio	772,533	803,434	4%

Performance Award

Dow's Performance Award Program is an annual cash incentive program designed to reward employees for achieving the Company’s most critical financial and operational goals including certain Ambition metrics. Based on feedback from investors, benchmarking, management’s recommendation and input from the Independent Compensation Consultant, the Committee determined that Operating EBIT, Free Cash Flow and metrics that support economic, environmental, and social well-being through operations were aligned with the Company’s stated goals to its stakeholders, including employees and stockholders. In setting the goals for each metric, the Committee carefully considered actual 2023 business results, the 2024 business plan, expected global macroeconomic conditions and input from the Independent Compensation Consultant.

62 2025 | Dow Proxy Statement

The target goal is typically set at a level consistent with the Company’s expected business plan with thresholds and maximums representing a reasonable risk/reward profile for the metric. Given the anticipated macroeconomic conditions in 2024 and the actual business results for 2023, the 2024 target goal was set lower than the prior year actual results for both Financial performance metrics. Actual award payouts are determined following the completion of the program year by measuring actual performance against each metric target goal.

2024 Performance Award Design and Metrics

As depicted below, the award earned under the 2024 Performance Award is equal to an individual’s target award multiplied by the performance related to Operating EBIT, Free Cash Flow and certain Ambition metrics. The payout is adjusted by the individual performance factor assessment, which includes safety performance. The final award value ranges from 0 percent to 200 percent of target.

Operating EBIT: Operating EBIT means earnings (i.e., “Income before income taxes”) before interest, excluding the impact of significant items. This metric aligns the Performance Award to the Company’s operating strength, efficiency and profitability.

Free Cash Flow: Free Cash Flow means “Cash provided by operating activities—continuing operations,” less capital expenditures. For purposes of the Performance Award calculation, adjustments for changes in accounting treatment and large mergers and acquisitions may be considered. This metric aligns the Performance Award to the Company’s capital expenditure efficiency and is an integral financial measure used in the Company’s financial planning process.

Operating EBIT and Free Cash Flow are non-GAAP measures. For definitions and reconciliation to the most directly comparable GAAP measures, see Select Financial Information in the Appendix and located at www.dow.com/investors under Financial Reporting.

Ambition Metric: Dow’s commitment toward achieving the Company’s Ambition is reinforced by including quantifiable customer, sustainability, and inclusion components in the Performance Award design. The Ambition metric components are customer experience through direct and prospective customer sentiment across every touch point with Dow; sustainability through the World Leading Operations (WLO) Index for safety (unplanned events), total worker health, environmental stewardship, and transportation stewardship; and inclusion through a measurement of the composition of our workforce and supplier base. The inclusion component of the Performance Award applies to approximately 3,000 people leaders and senior leaders which includes the NEOs.

2024 Performance Award Targets and Results

The graphic below presents the 2024 Performance Award Financial and Ambition metric target goals and results, and the payout result of 45 percent for the Company component:

1.
Non-GAAP measure. See the Appendix for definitions and a reconciliation to the most directly comparable GAAP measure.
2.
The Company's performance resulted in a Company component payout of 48 percent for people leaders and senior leaders and 45 percent for all other eligible employees. The Committee applied discretion to adjust the Company component payout percentage to 45 percent for all eligible employees, including people leaders and senior leaders.

2025 | Dow Proxy Statement 63

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

PERFORMANCE AWARD DETAILED CALCULATION

The Committee assessed the Company’s performance and each NEO’s individual performance for achievements linked to the Company’s performance, as well as how each NEO demonstrated leadership commitment to the Company’s Ambition. The individual performance achievements through December 31, 2024 that were considered by the Committee are listed beginning on page 59. Once the actual award payouts are determined following the completion of the program year by measuring actual performance against each metric target goal, the Committee has the discretion to determine the extent to which any performance goals have been achieved and may adjust the payout percentage for the Company component and individual factor. The payouts approved by the Committee, and for the CEO, the full Board, under the 2024 Performance Award program to each of the NEOs is shown below:

Name	Year End Base Salary ($)	Target Percent	Target Amount ($)	Company Component	Individual Factor- Committee Assessment	Total Payout Percent	Total Payout Amount ($)

Jim Fitterling	1,695,200	175%	2,966,600	45%	90%	41%	1,201,473

Jeffrey L. Tate	930,800	110%	1,023,880	45%	90%	41%	414,671

John M. Sampson	837,538	90%	753,784	45%	90%	41%	305,283

A. N. Sreeram	958,739	95%	910,802	45%	90%	41%	368,875

Amy E. Wilson	862,755	100%	862,755	45%	100%	45%	388,240

Mauro Gregorio(a)	803,434	85%	682,919	45%	100%	45%	216,532

(a)
Mr. Gregorio's payout was prorated based on the number of days he worked in the year prior to his separation from the Company on September 30, 2024.

2025 Performance Award Design and Metrics

In February 2025, the Committee reviewed the Performance Award design and metrics alignment between the Company’s financial objectives and the desire to reward employees for achieving the Company’s most critical operational goals including certain Ambition metrics. Based on feedback from investors, benchmarking, management’s recommendation and input from the Independent Compensation Consultant, the Committee agreed that the design provides balance between driving financial results and generating cash flow and that the Ambition metrics are considered a market leading practice and demonstrate the Company’s commitment to customer loyalty, sustainability, safety and an inclusive culture.

The Committee determined that no changes were needed to the overall Performance Award design structure and financial metrics for the 2025 Performance Award. However, the Committee approved capping the maximum payout of the Ambition metrics at 100 percent if both financial metrics (Operating EBIT and Free Cash Flow) do not achieve at least threshold-level performance as described in the Performance Award Program design. This provision further reinforces Dow's Pay for Performance philosophy.

The Committee further agreed to represent the Ambition metric as a composite measurement of customer experience through the Customer Experience Index (CXi) for direct and perspective customer sentiment across every touch point with Dow; sustainability through the World Leading Operations (WLO) Index for safety (unplanned events), total worker health, environmental stewardship, and transportation stewardship; and inclusion through the Inclusion Index for the composition of our workforce and supplier base. The inclusion component of the Performance Award applies to approximately 3,000 people leaders and senior leaders which includes the NEOs.

64 2025 | Dow Proxy Statement

As depicted below, the award earned under the 2025 Performance Award will be equal to an individual’s target award multiplied by the performance related to Operating EBIT, Free Cash Flow and certain Ambition metrics. The payout will be adjusted by the individual performance factor assessment, which includes safety performance. The final award value will range from 0 percent to 200 percent of target.

1.
Non-GAAP measure. See the Appendix for definitions and a reconciliation to the most directly comparable GAAP measure.
2.
Capped at 100% if both Operating EBIT and Free Cash Flow do not achieve at least threshold-level performance.

Long-Term Incentive Compensation

Each year, the Company grants equity-based awards to leaders and key employees who demonstrate high performance and contribute to long-term stockholder value creation as LTI under the terms of the Dow Inc. 2019 Stock Incentive Plan. These LTI awards are designed to motivate and reward employees to deliver against the Company’s performance goals and sustainability commitments, support the retention of top talent, focus on long-term growth and return on investment, and create ownership alignment with stockholders. From time to time, the Company may grant additional one-time equity-based awards to key employees, including NEOs, in connection with promotion, recruitment and retention efforts, succession planning or significant accomplishments or achievements. One-time awards are subject to standard terms and conditions, except that vesting provisions may vary on a case-by-case basis and one-time awards are forfeited to the extent the employee voluntarily terminates employment prior to vesting. As with the Company’s approach for all elements of compensation, LTI award levels are targeted at the median of the Compensation Peer Group for comparable positions. Company performance and stock price determine the actual payout and value of LTI awards.

LTI Award Decisions

In February 2024, the Committee approved the design and metrics for the 2024-2026 Performance Stock Unit Program. A new LTI award was approved by the Committee for each NEO, and for the CEO by the full Board, as shown in the Summary Compensation Table, based upon the Compensation Peer Group median LTI values and reflective of the mix of LTI awards described in the table below. There were no grants of one-time equity-based awards to the NEOs in 2024.

In February 2025, the Committee approved the results of the 2022-2024 Performance Stock Unit Program. The Committee also agreed to maintain the current design and metrics for the 2025-2027 Performance Stock Unit Program. Similar to the Performance Award, the Committee approved capping the maximum payout of the Ambition metrics at 100 percent if both financial metrics (Operating ROC and Cumulative Cash From Operations) do not achieve at least threshold-level performance as described in the Performance Stock Unit Program design. In addition, the Committee approved capping the Relative TSR modifier at 100 percent if Absolute TSR is negative over the performance period. These provisions further reinforce Dow's Pay for Performance philosophy.

In determining the design and metrics, the Committee reviewed feedback from investors, benchmarking, management’s recommendation, and input from the Independent Compensation Consultant. In setting the goals for each metric, the

2025 | Dow Proxy Statement 65

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Committee carefully considered actual business results, the business plan, expected global macroeconomic conditions and input from the Independent Compensation Consultant. The target goal is typically set at a level consistent with the Company’s expected business plan with thresholds and maximums representing a reasonable risk/reward profile for the metric. Given that the Company’s business results may fluctuate due to macroeconomic impact, the target goal could be set at a level lower than the prior year’s actual results.

2024 Award Overview

Form	2024 Award Mix	Vesting Terms and Other Conditions

PSUs	65%

PSUs can be earned after a three-year performance period based on the following metrics:

•
Operating ROC
•
Cumulative Cash from Operations
•
Relative TSR
•
Carbon Emissions Reduction

Performance for each individual metric ranges from 0 percent to 200 percent of the target, with a total maximum payout capped at 200 percent for the combined total of Operating ROC plus Cumulative Cash from Operations, even when considering modification based on Relative TSR and the Carbon Emissions Reduction metric.

Accumulated dividend equivalents are paid only on earned shares after the three-year performance period has ended.

Stock Options	20%

The exercise price equals the closing stock price of Dow common stock on the grant date. Options generally vest in three equal annual installments beginning on the first anniversary of the grant date and expire after ten years.

RSUs	15%

RSUs vest after three years of continuous service. During the vesting period, holders of unvested RSU awards receive quarterly cash payments equal to the dividend paid on the equivalent shares of Dow common stock.

Operating ROC: Operating ROC measures how effectively a company has utilized the money invested in its operations and is calculated as net operating profit after tax (excluding significant items) divided by total average capital. Net operating profit after tax (excluding significant items) is a net income measure the Company uses in presentations to investors that excludes net income attributable to noncontrolling interests, and interest expense, exclusive of the significant items.

Operating ROC is a non-GAAP measure. For definitions and reconciliation to the most directly comparable GAAP measures, see Select Financial Information in the Appendix and located at www.dow.com/investors under Financial Reporting.

The target goal represents the expected level of Operating ROC over the three-year performance period while the threshold goal represents the minimum level of performance that would warrant any payout and the maximum goal represents stretch performance that would warrant a maximum payout.

Cumulative Cash from Operations: Cumulative Cash from Operations represents the amount of cash generated by the Company’s ongoing core business over the defined period. It is calculated as “cash provided by operating activities—continuing operations,” over the defined period. The target goal represents the expected level of Cumulative Cash from Operations over the three-year performance period while the threshold goal represents the minimum level of performance that would warrant any payout and the maximum goal represents stretch performance that would warrant a maximum payout.

66 2025 | Dow Proxy Statement

Relative TSR: TSR is defined as stock price appreciation plus dividends paid. The peer group used for Relative TSR is the Relative TSR Peer Group. For Dow and each company in the Relative TSR Peer Group, a beginning price using a thirty trading day averaging period at the beginning of the performance period and an ending price using a thirty trading day averaging period at the end of the performance period are calculated and used to create a percentile ranking to develop a relative performance metric for purposes of compensation.

Relative TSR is utilized as a modifier with a 75 percent factor for performance in the bottom quartile of the Relative TSR Peer Group and a 125 percent factor for performance in the top quartile of the Relative TSR Peer Group.

Relative TSR Peer Group: The Committee selects the Relative TSR Peer Group that represents the most reliable measurement to assess Relative TSR for the performance stock unit programs. The Relative TSR Peer Group is comprised of companies that Dow benchmarks for financial performance that are technology-based and manufacturing-based global companies. Selecting peer companies within similar industries reduces the potential impact (positively or negatively) of sector rotation.

Relative TSR Peer Group
Arkema S.A.
BASF Corporation
Celanese Corporation
Chevron Corporation
Covestro AG
Eastman Chemical Company
Exxon Mobil Corporation
Huntsman Corporation
LyondellBasell Industries N.V.
Phillips 66
Shin-Etsu Chemical Co., Ltd.
Wacker Chemie AG
Westlake Chemical Corporation

2025 | Dow Proxy Statement 67

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

2022-2024 Performance Stock Unit Program Results

As described in the 2023 Proxy Statement, the 2022-2024 PSU Program was based on a combination of Financial and Ambition performance metrics. The 2022-2024 Program used Operating ROC and Cumulative Cash from Operations as the Financial performance metrics and Relative TSR as the modifier. Together, the Financial performance metrics represented 80 percent of the PSU program award. The Ambition performance metrics aligned with the Company’s Decarbonize & Grow strategy and its commitment to reduce its net annual Scope 1 and 2 carbon emissions by 5 million metric tons versus its 2020 baseline. The Ambition performance metrics included Establish, Define and Achieve components for carbon emissions reduction as described in the following graphic, and represented 20 percent of the PSU program award. The Establish and Define components were achieved at the end of 2022 and 2023, respectively.

The graphic below presents the overall design, metric goals and achievements, and the payout result of 40 percent for the 2022-2024 Performance Stock Unit Program:

1.
Non-GAAP measure. See the Appendix for definitions and a reconciliation to the most directly comparable GAAP measure.
2.
Measured in million (MM) metric tons and expressed as cumulative Scope 1 and 2 carbon emissions reduction over the three-year performance period.

68 2025 | Dow Proxy Statement

2023-2025 Performance Stock Unit Program Design

In February 2023, the Committee reviewed the PSU program design and metrics alignment between the Company’s Ambition and financial objectives and its Decarbonize & Grow strategy.

The Committee decided to continue the PSU program design and metrics for the 2023-2025 Program. The 2023-2025 Program maintains Operating ROC and Cumulative Cash from Operations as key financial performance metrics, with Relative TSR as a modifier, which together represent 80 percent of the PSU program award. The 2023-2025 Program maintains the Ambition performance metrics aligned with the Company’s Decarbonize & Grow strategy and its commitment to reduce its net annual Scope 1 and 2 carbon emissions by 5 million metric tons versus its 2020 baseline. The Ambition metric is expressed as a cumulative measure of Scope 1 and 2 carbon emissions reduction over the three-year performance period and represents 20 percent of the 2023-2025 Program design.

The graphic below presents the overall design and metric goals for the 2023-2025 Performance Stock Unit Program:

1.
Non-GAAP measure. See the Appendix for definitions and a reconciliation to the most directly comparable GAAP measure.
2.
Measured in million (MM) metric tons and expressed as cumulative Scope 1 and 2 carbon emissions reduction over the three-year performance period.
3.
Capped at 200% for the combined total of Operating ROC plus Cumulative Cash from Operations, even when considering modification based on Relative TSR, plus Cumulative Carbon Emissions Reduction.

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Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

2024-2026 Performance Stock Unit Program Design

In February 2024, the Committee reviewed the PSU program design and metrics alignment between the Company’s Ambition and financial objectives and its Decarbonize & Grow strategy.

The Committee decided to continue the PSU program design and metrics for the 2024-2026 Program. The 2024-2026 Program maintains Operating ROC and Cumulative Cash from Operations as key financial performance metrics, with Relative TSR as a modifier, which together represent 80 percent of the PSU program award. The 2024-2026 Program maintains the Ambition performance metrics aligned with the Company’s Decarbonize & Grow strategy and its commitment to reduce its net annual Scope 1 and 2 carbon emissions by 5 million metric tons versus its 2020 baseline. The Committee approved an adjustment for the 2024-2026 Program to express the Ambition metric as an average of Scope 1 and 2 carbon emissions reduction over the three-year performance period. The carbon emissions reduction metric represents 20 percent of the 2024-2026 Program design.

The graphic below presents the overall design and metric goals for the 2024-2026 Performance Stock Unit Program:

1.
Non-GAAP measure. See the Appendix for definitions and a reconciliation to the most directly comparable GAAP measure.
2.
Measured in million (MM) metric tons and expressed as an average of Scope 1 and 2 carbon emissions reduction over the three-year performance period.
3.
Capped at 200% for the combined total of Operating ROC plus Cumulative Cash from Operations, even when considering modification based on Relative TSR, plus Cumulative Carbon Emissions Reduction.

70 2025 | Dow Proxy Statement

2025-2027 Performance Stock Unit Program Design

In February 2025, the Committee reviewed the PSU program design and metrics alignment between the Company’s Ambition and financial objectives and its Decarbonize & Grow strategy.

The Committee decided to continue the PSU program design and metrics for the 2025-2027 Program. The 2025-2027 Program maintains Operating ROC and Cumulative Cash from Operations as key financial performance metrics, with Relative TSR as a modifier, which together represent 80 percent of the PSU program award. The 2025-2027 Program maintains the Ambition performance metric aligned with the Company’s Decarbonize & Grow strategy and its commitment to reduce its net annual Scope 1 and 2 carbon emissions by 5 million metric tons versus its 2020 baseline. The carbon emissions reduction metric is expressed as an average of Scope 1 and 2 carbon emissions reduction over the three-year performance period and represents 20 percent of the 2025-2027 Program design.

For the 2025-2027 Program, the Committee capped the maximum payout of the Ambition metric at 100 percent if both financial metrics (Operating ROC and Cumulative Cash From Operations) do not achieve at least threshold-level performance as described in the PSU Program design. The Committee also capped the Relative TSR modifier at 100 percent if Absolute TSR is negative over the performance period for the 2025-2027 Program.

The graphic below presents the overall design and metric goals for the 2025-2027 Performance Stock Unit Program:

1.
Capped at 100% if both Operating ROC and Cumulative Cash From Operations do not achieve at least threshold-level performance.
2.
Non-GAAP measure. See the Appendix for definitions and a reconciliation to the most directly comparable GAAP measure.
3.
Capped at 100% if Absolute TSR is negative over the performance period.
4.
Measured in million (MM) metric tons and expressed as an average of Scope 1 and 2 carbon emissions reduction over the three-year performance period.
5.
Capped at 200% for the combined total of Operating ROC plus Cumulative Cash from Operations, even when considering modification based on Relative TSR, plus Cumulative Carbon Emissions Reduction.

External Limited Assurance

Dow engaged Deloitte & Touche, LLP to perform a review engagement to obtain limited assurance on management’s assertion related to disclosures presented in accordance with the 2021 GRI Sustainability Reporting Standards, and related to Scope 1+2+3 carbon emissions presented in accordance with the GHG Protocol Corporate Accounting and Reporting Standards under its Corporate Standards as presented in Dow’s INtersections report for the period ended December 31, 2023. Additional information regarding the Company’s Decarbonize & Grow strategy and its progress on carbon emissions reduction to Protect the Climate can be found in the annual INtersections report accessible through the Company's website at www.dow.com/esg. These reports, disclosures, policies and additional resources are not part of or incorporated by reference into this Proxy Statement.

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Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

2024 NEO Targeted Total Direct Compensation Summary

In addition to and separate from the Summary Compensation Table, the following table is provided to aid with understanding the annual compensation of the NEOs. The following table lists the targeted total direct compensation for each NEO for the full calendar year ending December 31, 2024, and, for Mr. Gregorio, as of his separation from the Company on September 30, 2024:

TOTAL DIRECT COMPENSATION

Name	Base Salary ($)	Target Annual Incentive	Target Annual Incentive ($)	Target LTI ($)	Targeted Total Direct Compensation ($)

Jim Fitterling	1,695,200	175%	2,966,600	14,850,000	19,511,800

Jeffrey L. Tate	930,800	110%	1,023,880	3,922,000	5,876,680

John M. Sampson	837,538	90%	753,784	2,483,900	4,075,222

A. N. Sreeram	958,739	95%	910,802	3,131,100	5,000,641

Amy E. Wilson	862,755	100%	862,755	3,071,700	4,797,210

Mauro Gregorio	803,434	85%	682,919	2,002,000	3,488,353

Perquisites

Dow offers perquisites that the Committee believes are reasonable yet competitive in attracting and retaining the executive team.

The Committee, with input from the Independent Compensation Consultant, regularly reviews the perquisites provided to the respective NEOs as part of its overall review of executive compensation. The following outlines the limited perquisites that may be provided to executives:

•
Financial and Tax Planning Support
•
Executive Physical Examination and Related Travel Expenses
•
Executive Excess Umbrella Liability Insurance
•
Home Security Alarm System
•
Personal Travel on Company Aircraft and Related Travel Expenses for the CEO, who is required by the Board for security and immediate availability reasons to use Company aircraft for business and personal travel, and for other NEOs as may be approved under limited circumstances.

For information regarding the perquisites that the NEOs received for the fiscal year ended December 31, 2024, see the column titled “All Other Compensation” of the Summary Compensation Table and the accompanying narrative.

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The Compensation Process

The Committee, with the support of the Independent Compensation Consultant and management, develops and executes the executive compensation program. The Committee is responsible for recommending compensation for the CEO for approval by the independent Directors and for approving the compensation of all of the other NEOs and executive officers. The Committee annually reviews and evaluates the executive compensation program to ensure that the program is aligned with Dow’s compensation philosophy and with expected performance.

The Committee reviews the following factors, among others, to determine executive and recommend non-employee Director compensation:

•
Competitive analysis: Median levels of compensation for similar jobs and job levels in the market, taking into account revenue relative to the Compensation Peer Group.
•
Company performance: Measured against financial metrics and operational targets approved by the Committee, along with Relative TSR against the Relative TSR Peer Group.
•
Market landscape: Business climate, economic conditions and other factors.
•
Individual roles and performance: Each executive’s experience, knowledge, skills and personal contributions.

Role of Company Management

The CEO makes recommendations to the Committee regarding compensation for executive officers (other than himself) after reviewing Dow’s overall performance, each executive’s personal contributions and relevant compensation market data from the Compensation Peer Group for similar jobs and job levels.

Role of the Compensation and Leadership Development Committee

The Committee is responsible for establishing Dow’s executive compensation philosophy. The Committee is responsible for approving compensation for the NEOs and executive officers and has broad discretion when setting compensation types and amounts. As part of the review, management and the Committee also review summary total compensation scenarios in relation to benchmarking and performance targets for the NEOs and consider advice and recommendations from the Independent Compensation Consultant. Additionally, the Committee annually reviews the corporate goals and objectives relevant to the compensation of the CEO. The Committee evaluates the CEO’s performance against the CEO’s objectives and makes recommendations to the independent Directors regarding compensation levels based on that evaluation. The Committee considers compensation market data from the Compensation Peer Group when setting compensation types and amounts for the CEO.

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Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Role of Independent Board Members

The independent members of the Board are responsible for assessing the performance of the CEO. They also aid in approving the compensation types and amounts for the CEO.

Role of the Independent Compensation Consultant

The Committee retained Mercer as its Independent Compensation Consultant to advise on executive compensation matters. The Independent Compensation Consultant’s responsibilities include:

•
Advising the Committee on trends and issues in executive compensation.
•
Reviewing and advising on the group of companies in the Compensation Peer Group.
•
Consulting on the competitiveness of the compensation structure and levels of Dow’s executive officers and non-employee Directors.
•
Providing advice and recommendations related to the compensation and design of Dow’s compensation programs.
•
Reviewing and advising on materials provided to the Committee for discussion and approval.
•
Participating in Committee meetings as requested and communicating with the Chair of the Committee between meetings.

The Independent Compensation Consultant has safeguards and procedures in place to maintain independence in its executive compensation consulting practice, and the Committee determines whether the compensation consultant’s work has raised any conflicts of interest. The safeguards implemented by the Independent Compensation Consultant include a rigidly enforced code of conduct, a policy against investing in client organizations and clear separation between the Independent Compensation Consultant‘s executive compensation consulting and their other administrative and consulting business units from a leadership, performance measurement and compensation perspective.

The Committee annually reviews the criteria necessary for the Independent Compensation Consultant to act independently. The Committee has considered factors relevant to the Independent Compensation Consultant’s independence from management under SEC rules and NYSE listing standards, and has determined that the Independent Compensation Consultant is independent from management.

In 2024, the Independent Compensation Consultant’s aggregate fees for executive and Director compensation consulting services were $326,474.

In 2024, the Independent Compensation Consultant and its affiliates provided approximately $3,355,093 in human resources consulting services to Dow unrelated to executive and Director compensation consulting services. The decision to engage the Independent Compensation Consultant to provide these additional services was made by management and approved by the Committee.

Compensation Peer Group and Benchmarking

In order to ensure the executive pay program is competitive in attracting, motivating and retaining qualified individuals to work at Dow, Dow maintains a Compensation Peer Group for market comparisons, benchmarking and setting executive and non-employee Director compensation. Market compensation data for the selected Compensation Peer Group is gathered through compensation surveys conducted by the Independent Compensation Consultant. Dow targets the median of the Compensation Peer Group for all compensation elements. Performance Award targets and LTI awards reflect market median values while actual payouts are dependent on Company and individual performance.

74 2025 | Dow Proxy Statement

Below is Dow’s Compensation Peer Group selected for 2024 and a chart that provides a comparison of revenue.

2024 Compensation Peer Group	1. Reflects the most recent reported fiscal year end revenue as of February 18, 2025. Source: S&P Capital IQ.

Revenue ($B)[1]
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
25th Percentile
Median
75th Percentile
Dow

3M Company
Archer Daniels Midland Company
The Boeing Company
Caterpillar Inc.
The Coca-Cola Company
ConocoPhillips Company
Deere & Company
Eli Lilly and Company
Honeywell International Inc.
Johnson & Johnson
Johnson Controls International Plc
Kimberly-Clark Corporation
Linde PLC
Lockheed Martin Corporation
LyondellBasell Industries N.V.
Mondelēz International, Inc.
PepsiCo, Inc.
Pfizer Inc.
The Procter & Gamble Company
RTX Corporation

The Committee regularly evaluates the Compensation Peer Group with support of management and the Independent Compensation Consultant, in consideration of a range of factors, including, but not limited to, industry, revenue size (approximately 0.4x to 2.0x of Dow’s estimated annual revenue), market capitalization and other factors, and it is updated periodically to ensure the companies in the group remain relevant.

The Committee reviewed and approved the 2025 Compensation Peer Group, which includes the 2024 Compensation Peer Group, except Eli Lily and Company, Johnson & Johnson, PepsiCo, Inc., and The Procter & Gamble Company have been removed and The Bristol-Myers Squibb Company, Ecolab Inc., PPG Industries, Inc., and The Sherwin-Williams Company have been added based on the Committee's assessment of the factors referenced above.

Equity Grant Processes

The Company grants most equity-based awards, including stock options, on a predetermined schedule aligned with the annual executive compensation review cycle, with the Board approving grants to executive officers as recommended by the Committee on the final day of the Board's February meeting. From time to time, the Company may grant additional one-time equity-based awards to key employees in connection with promotion, recruitment and retention efforts, succession planning or significant accomplishments or achievements.

The Committee and the Board do not take into account material non-public information when determining the timing and terms of equity-based awards. The Company does not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

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Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Other Considerations

Stock Ownership Guidelines

The Committee believes that Dow’s executives will more effectively align with stockholders’ long-term interests if they hold a minimum number of shares of Dow common stock. Shares used to determine whether the guidelines are met include those held personally or beneficially owned, including the share equivalent of any Dow stock units held in the Savings Plan and EDP, and RSUs subject solely to service-based vesting. Unvested PSUs and Stock Options, whether vested or unvested, do not count toward an executive’s holdings for purposes of calculating the minimum ownership.

Multiple of Base Salary

Name	2024 Target	2024 Actual

Jim Fitterling	6X	11X

Jeffrey L. Tate	4X	4X

John M. Sampson	4X	6X

A. N. Sreeram	4X	9X

Amy E. Wilson	4X	5X

Average of All Executive Officers	4X	4X

Executives have five years from the date they become subject to the guidelines to satisfy the ownership requirement. Executives are also subject to a retention ratio. If, as of the fifth year, an executive has not met his or her requirement, he or she is required to hold 75 percent of the shares (net of taxes) received upon the vesting of RSUs and PSUs and upon the exercise of a Stock Option. Currently, each NEO has met or exceeded the relevant minimum ownership requirement.

Speculative Stock Transactions; Anti-Hedging and Anti-Pledging Policy

It is against Dow policy for Directors and executive officers to engage in derivative or speculative transactions in Dow securities. As such, it is against Dow policy for Directors and executive officers to trade in puts or calls in Dow securities, or sell Dow securities short. In addition, it is against Dow policy for Directors and executive officers to hedge or pledge Dow securities or hold Dow securities in margin accounts.

Compensation Clawback Policy

On December 1, 2023, the Board of Directors adopted a global Compensation Clawback Policy. The Compensation Clawback Policy requires Dow to clawback erroneously awarded incentive compensation received by covered employees (current and former Executive Officers) during the three fiscal years that precede the date the Company is required to prepare an accounting restatement due to material noncompliance with a financial reporting requirement. The Compensation Clawback Policy also allows Dow to clawback compensation (including performance- and service-based equity awards) from any employee who is determined to have engaged in a misconduct event. A copy of the Compensation Clawback Policy was included as an exhibit in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

SUCCESSION PLANNING PROCESS

The Committee is responsible for leadership talent and succession planning for all senior management roles, including the CEO. As provided in the Committee Charter, the Committee assesses current and future senior leadership talent for Company officers including their development and the succession plans for all key management positions. The Committee assists the Board in CEO succession planning, including overseeing the succession planning process for the CEO. The Committee regularly reviews leadership development activities and opportunities, and short-term and long-term succession plans for the CEO and other senior management roles. The Board is responsible for the selection of the CEO, and for the retirement, departure or an unexpected replacement of the CEO. Each year, as part of the succession planning process, the Chief Human Resources Officer, and the CEO for all roles except the CEO, provide the Committee and the Board with

76 2025 | Dow Proxy Statement

recommendations on, and evaluations of, potential successors for all senior management roles. The Committee and the full Board review their experience, skills, competencies, and potential to assess whether the individual possesses or can develop the attributes that the Board believes are necessary to lead and achieve the Company’s goals. Among other steps taken to support the succession planning process throughout the year, members of the Company’s leadership team and high potential members of management regularly attend Board and Committee meetings and present to the Board and Committees, providing opportunities for Directors to interact with senior management and assess their leadership capabilities.

Compensation and Risk Management

The Committee, in conjunction with the Independent Compensation Consultant, at least annually reviews Dow’s compensation policies and practices to determine whether the incentive compensation programs create risks that are reasonably likely to have a material adverse effect on Dow. The evaluation covers a wide range of practices and policies including: the balanced mix between pay elements, the balanced mix between short and long-term programs, caps on incentive payouts, governance processes in place to establish, review and approve goals, use of multiple performance measures, discretion on individual awards, use of stock ownership guidelines, provisions in severance/change-in-control policies, use of a compensation clawback policy, and Committee oversight of compensation programs. In 2024, the Committee conducted this review and determined that the incentive compensation programs then in effect did not create risks that are reasonably likely to have a material adverse effect on the Company.

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Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Compensation Tables & Narrative

Summary Compensation Table

The following table summarizes the compensation of the Company’s CEO, CFO, next three most highly compensated executive officers as of December 31, 2024 and the former President of the Performance Materials and Coatings business, for the fiscal years ended December 31, 2024, 2023, and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(a)	Option Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)(c)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(d)	All Other Compensation ($)(e)	Total ($)	Total Without Change in Pension ($)

Jim Fitterling	2024	1,695,200	-	12,450,678	2,970,101	1,201,473	228,634	518,013	19,064,099	18,835,465
Chair and	2023	1,685,169	-	11,793,356	2,760,060	2,758,938	1,019,471	812,452	20,829,446	19,809,975
Chief Executive Officer	2022	1,620,000	-	11,417,896	2,680,030	3,482,903	68	263,754	19,464,652	19,464,583

Jeffrey L. Tate(f)	2024	925,292	-	3,288,714	784,507	414,671	0	114,845	5,528,030	5,528,030
Chief Financial Officer	2023	151,462		3,500,028	-	173,083	1,325,240	3,472	5,153,285	3,828,045

John M. Sampson(g)	2024	829,108	-	2,083,195	496,785	305,283	12,009	349,711	4,076,091	4,064,082
Senior Vice President,	2023	778,114	-	4,503,121	468,703	655,158	83,354	162,785	6,651,235	6,567,881
Operations, Manufacturing	2022	740,234	-	1,866,310	438,103	827,076	80,048	64,909	4,016,680	3,936,632
and Engineering

A. N. Sreeram	2024	953,066	-	2,625,531	626,315	368,875	7,273	139,324	4,720,384	4,713,111
Senior Vice President,	2023	916,409	-	2,548,978	596,432	895,914	561,753	114,318	5,633,805	5,072,052
Research & Development	2022	882,436	-	2,420,032	568,072	934,717	0	46,416	4,851,673	4,851,673
and Chief Technology Officer

Amy E. Wilson	2024	857,650	-	2,576,387	614,390	388,240	53,433	173,816	4,663,916	4,610,483
General Counsel	2023	785,394	-	2,524,400	590,731	848,652	860,369	205,479	5,815,025	4,954,656
and Corporate Secretary	2022	754,116	-	2,420,032	568,072	927,571	6	56,808	4,726,605	4,726,599

Mauro Gregorio	2024	616,362	-	1,679,041	400,404	216,532	0	1,707,624	4,619,963	4,619,963
Former President,
Performance Materials and Coatings

Totals in the above table might not equal the summation of the columns due to rounding amounts to the nearest dollar.

Note: In order to show the effect that the year-over-year change in pension value had on total compensation as determined under applicable SEC rules, an additional column is included in this Summary Compensation Table to show total compensation minus the change in pension value. The amounts reported in the Total Without Change in Pension column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. Total Without Change in Pension represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. The changes in pension value result from many external variables, such as shifting interest rates, that are not related to Company performance. Therefore, Dow does not believe a year-over-year change in pension value is helpful in evaluating compensation for comparative purposes.

(a)
Amounts represent the aggregate grant date fair value of awards in the year of the award in accordance with the same standard applied for financial accounting purposes, Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. If valued assuming a maximum payout on the Performance Stock Units Program, the value of the awards would be: Mr. Fitterling $20,445,826; Mr. Tate $5,400,100; Mr. Sampson $3,420,492; Dr. Sreeram $4,310,966; Ms. Wilson $4,230,332; Mr. Gregorio $2,756,728. A discussion of the assumptions used in calculating these values can be found in Note 20 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
(b)
Amounts represent the aggregate grant date fair value of awards in the year of the award, based on Dow’s valuation for financial accounting purposes which uses the widely accepted Black-Scholes option valuation model and is otherwise computed in accordance with FASB ASC Topic 718. The option value calculated for the NEOs’ awards granted on February 15, 2024 was $10.94 with an exercise price of $55.17 based on the closing stock price of Dow common stock on the grant date. A discussion of the assumptions used in calculating these values can be found in Note 20 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
(c)
Individual results for Non-Equity Incentive Plan Compensation are detailed in the section titled “Performance Award” of the CD&A and reflect amounts paid in 2025 for performance achieved in 2024.

78 2025 | Dow Proxy Statement

(d)
Reflects the aggregate change in the actuarial present value of accumulated pension benefits. With respect to the NEOs who participate in the DEPP Component, the column reflects such aggregate change in the NEO’s age 65 benefit using the actuarial assumptions included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. The amounts recorded for the DEPP Component vary with a number of factors, including the discount rate applied to determine the value of future payment streams. As a result of an increase in prevailing interest rates in the credit markets in 2024, the discount rate used pursuant to pension accounting rules to calculate the present value of future payments increased from 5.30% for fiscal year 2023 to 5.78% for fiscal year 2024. The decrease in pension value resulting from the change in interest rates does not result in any change to the underlying benefits payable to the DEPP Component participants under the DEPP and ESRP. With respect to Mr. Sampson as the only NEO who participated in the PPA Component, now DEPP PPA, the column reflects the annual addition of Interest Credits under each of the DEPP PPA and ESRP. Information about the DEPP and DEPP PPA can be found beginning on page 87. An analysis of the Change in Pension Value for 2024 is shown in the table below.

CHANGE IN PENSION TABLE

Name	Change in Discount Interest Rate ($)	Change in Deferral Period, Benefits, and Other ($)	Total Change ($)

Jim Fitterling	(746,083)	974,717	228,634
Jeffrey L. Tate	(146,308)	138,189	(8,119)
John M. Sampson	n/a	12,009	12,009
A. N. Sreeram	(173,339)	180,612	7,273
Amy E. Wilson	(306,239)	359,672	53,433
Mauro Gregorio	(204,428)	177,235	(27,193)

(e)
“All Other Compensation” includes perquisites, other personal benefits and the Company contributions to both qualified and nonqualified defined contribution plans. Perquisites and other personal benefits include: CEO's personal use of Company aircraft (as required by the Company for security and immediate availability reasons) and NEO personal use of Company aircraft and related travel expenses, certain tax reimbursements to the NEOs, financial and tax planning support, home security, executive physical examinations and related travel expenses, personal excess liability insurance premiums, limited use of assistants for personal matters, access to secured parking at the corporate headquarters, and receipt of items at Dow-sponsored customer events. Personal use of aircraft includes use of Company aircraft for travel to certain non-Dow board meetings and to Company-sponsored executive health physicals. The incremental cost to Dow of personal use of Dow aircraft is calculated based on published industry rates by Conklin & de Decker Associates, Inc. for the variable operating costs to Dow including fuel, landing, catering, handling, aircraft maintenance and pilot travel costs. Fixed costs, which do not change based upon usage, such as pilot salaries or depreciation of the aircraft or maintenance costs not related to personal travel, are excluded when calculating costs for the personal use of Dow aircraft. If Dow aircraft is unavailable, an NEO may use non-Dow aircraft for travel to certain non-Dow board meetings and Company-sponsored executive physicals. The incremental cost to Dow for personal use of such non-Dow aircraft is calculated based on Dow’s total contract cost in the fiscal year, prorated by the duration of the NEO’s flight(s) as a percentage of the duration of all contracted flights. The NEOs also are provided a tax reimbursement for taxes incurred when a spouse travels for business purposes as it is sometimes necessary for spouses to accompany NEOs to business functions. These taxes are incurred because of the Internal Revenue Service’s rules governing business travel by spouses and Dow reimburses the associated taxes. No NEO is provided a tax reimbursement for personal use of aircraft. Tax reimbursements may be provided to NEOs for certain Company-provided or reimbursed relocation expenses, if applicable.

The following are additional details associated with other compensation items for 2024:

i.
Mr. Fitterling: Personal use of Company aircraft as required by Company policy for security and immediate availability purposes ($210,261) and Company contributions to the Savings Plan and EDP ($230,905).
ii.
Mr. Tate: Use of Company aircraft for non-Dow board travel and executive health physical ($29,514) and Company contributions to the Savings Plan and EDP ($31,050).
iii.
Mr. Sampson: Use of Company aircraft for non-Dow board travel, personal detours and executive health physical ($231,826) and Company contributions to the Savings Plan and EDP ($83,944).
iv.
Dr. Sreeram: Use of Company aircraft for non-Dow board travel and executive health physical ($26,768) and Company contributions to the Savings Plan and EDP ($102,122).
v.
Ms. Wilson: Use of Company aircraft for non-Dow board travel ($45,153) and Company contributions to the Savings Plan and EDP ($95,553).
vi.
Mr. Gregorio: Severance ($1,600,688). Mr. Gregorio involuntarily separated from the Company on September 30, 2024. On October 1, 2024, the Company entered into an agreement with Mr. Gregorio memorializing certain terms and conditions of his involuntary separation which provided for certain benefits, including (i) a lump sum payment of $1,600,688, and (ii) health and welfare benefits at active employee rates for 18 months post-separation. Mr. Gregorio's eligibility for these benefits was determined based on the same terms and conditions on which these benefits are offered to other U.S.-based salaried employees upon an involuntary termination without cause as described on page 91. In consideration of these benefits, Mr. Gregorio agreed to a release of claims against the Company relating to his employment.
(f)
Mr. Tate started his career with the Company in 1992 and departed in 2019. He was rehired by the Company on October 24, 2023. Pursuant to the terms of the defined benefit pension plans in which Mr. Tate participated, he received credit for purposes of benefit eligibility for his years of employment service with the Company prior to his 2019 departure. Similarly, his years of service prior to his 2019 departure for benefit accrual purposes were combined with his service since rehire when determining his December 31, 2024 pension benefit. Pursuant to the terms of the non-qualified pension plan, Mr. Tate was required to commence his nonqualified pension benefits at the time of his 2019 departure. These non-qualified pension benefits remain in payment and will offset the value of any future nonqualified benefits.
(g)
Mr. Sampson started his career with the Company in 1983 and departed as part of the sale of the Company’s chlorine assets in 2015. He was rehired by the Company on October 1, 2020. Pursuant to the terms of the defined benefit pension plans in which Mr. Sampson participated, he received credit for purposes of benefit eligibility for his years of employment service with the Company prior to his 2015 departure. Because the pension liabilities for his pre-2015 service were transferred with the sale of the Company's chlorine assets, upon rehire, the associated benefit accruals and credited service amounts (for benefit accrual purposes) were not restored, and Mr. Sampson began participating in the PPA Component.

2025 | Dow Proxy Statement 79

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

GRANTS OF PLAN-BASED AWARDS

The following table provides additional information about plan-based compensation for the fiscal year ended December 31, 2024, disclosed in the Summary Compensation Table:

		Date of Action by the	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(a)			Estimated Future Payouts Under Equity Incentive Plan Awards(b)			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option

Name	Grant Date	Compensation Committee	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)(c)	Options (#)(d)	Awards ($/Sh)	Awards ($)(e)

	2/14/2024	2/14/2024	-	2,966,600	5,933,200
	2/15/2024	2/15/2024				-	174,960	349,920				10,222,913
Jim Fitterling	2/15/2024	2/15/2024							40,380			2,227,765
	2/15/2024	2/15/2024								271,490	55.17	2,970,101

	2/14/2024	2/14/2024	-	1,023,880	2,047,760
Jeffrey L.	2/15/2024	2/15/2024				-	46,210	92,420				2,700,050
Tate	2/15/2024	2/15/2024							10,670			588,664
	2/15/2024	2/15/2024								71,710	55.17	784,507

	2/14/2024	2/14/2024	-	753,784	1,507,568
John M.	2/15/2024	2/15/2024				-	29,270	58,540				1,710,246
Sampson	2/15/2024	2/15/2024							6,760			372,949
	2/15/2024	2/15/2024								45,410	55.17	496,785

	2/14/2024	2/14/2024	-	910,802	1,821,604
	2/15/2024	2/15/2024				-	36,890	73,780				2,155,483
A. N. Sreeram	2/15/2024	2/15/2024							8,520			470,048
	2/15/2024	2/15/2024								57,250	55.17	626,315

	2/14/2024	2/14/2024	-	862,755	1,725,510
	2/15/2024	2/15/2024				-	36,200	72,400				2,115,166
Amy E. Wilson	2/15/2024	2/15/2024							8,360			461,221
	2/15/2024	2/15/2024								56,160	55.17	614,390

	2/14/2024	2/14/2024	-	682,919	1,365,838
	2/15/2024	2/15/2024				-	23,590	47,180				1,378,364
Mauro Gregorio	2/15/2024	2/15/2024							5,450			300,677
	2/15/2024	2/15/2024								36,600	55.17	400,404

(a)
Performance Award program as described in the section titled “Performance Award” of the CD&A.
(b)
PSUs as described in the section titled “Long-Term Incentive Compensation” of the CD&A. Maximum amount represents payout at 200% reflecting overall program cap.
(c)
RSUs as described in the section titled “Long-Term Incentive Compensation” of the CD&A.
(d)
Stock Option awards as described in the section titled “Long-Term Incentive Compensation” of the CD&A.
(e)
Amounts represent the aggregate grant date fair value of awards in the year of the award in accordance with the same standard applied for financial accounting purposes consistent with the values shown in the Summary Compensation Table.

80 2025 | Dow Proxy Statement

Outstanding Equity Awards

The following table lists outstanding equity awards for each NEO as of December 31, 2024, including outstanding equity awards from past years.

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)(d)

	02/10/2017	97,436	-	61.97	02/10/2027	n/a	n/a	n/a	n/a
	02/15/2018	102,415	-	72.77	02/15/2028	n/a	n/a	n/a	n/a
	04/11/2019	262,830	-	54.89	02/11/2029	n/a	n/a	n/a	n/a
	02/13/2020	407,480	-	48.30	02/13/2030	n/a	n/a	n/a	n/a
Jim Fitterling	02/11/2021	244,940	-	57.67	02/11/2031	n/a	n/a	n/a	n/a
	02/10/2022	161,253	80,627	60.95	02/10/2032	31,885(e)	1,279,545	142,910	5,734,978
	02/09/2023	75,846	151,694	59.08	02/09/2033	33,878(e)	1,359,524	151,830	6,092,938
	02/15/2024	-	271,490	55.17	02/15/2034	39,039(e)	1,566,635	174,960	7,021,145

	10/24/2023	-	-	n/a	n/a	68,972	2,767,846	n/a	n/a
Jeffrey L. Tate	02/15/2024	-	71,710	55.17	2/15/2034	10,353	415,466	46,210	1,854,407

	02/11/2021	36,650	-	57.67	02/11/2031	n/a	n/a	n/a	n/a
	02/10/2022	26,360	13,180	60.95	02/10/2032	5,211(e)	209,117	23,360	937,437
John M. Sampson	02/09/2023	12,880	25,760	59.08	02/09/2033	5,752(e)	230,828	25,790	1,034,953
	12/18/2023	-	-	n/a	n/a	46,083	1,849,311	n/a	n/a
	02/15/2024	-	45,410	55.17	02/15/2034	6,535(e)	262,250	29,270	1,174,605

	02/15/2018	56,060	-	72.77	02/15/2028	n/a	n/a	n/a	n/a
	02/13/2020	30,564	-	48.30	02/13/2030	n/a	n/a	n/a	n/a
	02/11/2021	34,720	-	57.67	02/11/2031	n/a	n/a	n/a	n/a
A. N. Sreeram	02/10/2022	34,180	17,090	60.95	02/10/2032	6,757(e)	271,158	30,290	1,215,538
	02/09/2023	16,390	32,780	59.08	02/09/2033	7,328(e)	294,073	32,810	1,316,665
	02/15/2024	-	57,250	55.17	02/15/2034	8,237(e)	330,551	36,890	1,480,396

	02/13/2015	2,937	-	50.07	02/13/2025	n/a	n/a	n/a	n/a
	02/10/2017	4,719	-	61.97	02/10/2027	n/a	n/a	n/a	n/a
	02/15/2018	4,206	-	72.77	02/15/2028	n/a	n/a	n/a	n/a
	10/10/2018	142,250	-	60.08	10/10/2028	n/a	n/a	n/a	n/a
	04/11/2019	56,330	-	54.89	02/11/2029	n/a	n/a	n/a	n/a
Amy E. Wilson	02/13/2020	60,890	-	48.30	02/13/2030	n/a	n/a	n/a	n/a
	02/11/2021	52,080	-	57.67	02/11/2031	n/a	n/a	n/a	n/a
	02/10/2022	34,180	17,090	60.95	02/10/2032	6,990	280,509	30,290	1,215,538
	02/09/2023	16,233	32,467	59.08	02/09/2033	7,500	300,975	32,500	1,304,225
	02/15/2024	-	56,160	55.17	02/15/2034	8,360	335,487	36,200	1,452,706

	02/12/2016	12,505	-	46.60	02/12/2026	n/a	n/a	n/a	n/a
	02/10/2017	16,922	-	61.97	02/10/2027	n/a	n/a	n/a	n/a
	02/15/2018	8,896	-	72.77	02/15/2028	n/a	n/a	n/a	n/a
	04/11/2019	15,490	-	54.89	02/11/2029	n/a	n/a	n/a	n/a
Mauro Gregorio	02/13/2020	56,030	-	48.30	02/13/2030	n/a	n/a	n/a	n/a
	02/11/2021	32,790	-	57.67	02/11/2031	n/a	n/a	n/a	n/a
	02/10/2022	21,060	10,530	60.95	02/10/2032	4,166(e)	167,182	18,670	749,227
	02/09/2023	10,580	21,160	59.08	02/09/2033	4,727(e)	189,695	21,180	849,953
	02/15/2024	-	27,450	55.17	02/15/2034	4,088	164,051	17,693	710,020

(a)
Stock Option awards vest in three equal annual installments on the first, second and third anniversaries of the grant date shown in the table. Of the previously reported stock options granted to Mr. Gregorio, 9,150 stock options were forfeited as of his separation from the Company on September 30, 2024.
(b)
RSUs generally vest and are delivered three years after the grant date. The RSUs granted to Mr. Tate in October 2023 and Mr. Sampson in December 2023 vest and are delivered three years after the grant date. Of the previously reported RSUs granted to Mr. Gregorio, 1,362 RSUs were forfeited as of his separation from the Company on September 30, 2024.
(c)
Market values are based on the December 31, 2024 closing stock price of $40.13 per share of Dow common stock.
(d)
PSUs granted on February 9, 2023 will vest and be delivered in February 2026. PSUs granted on February 15, 2024 will vest and be delivered in February 2027. PSUs granted on February 13, 2025 will vest and be delivered in February 2028. These shares are shown at the target level of performance. The actual number of shares to be delivered will be determined at the end of the three-year performance period. Of the previously reported PSUs granted to Mr. Gregorio, 5,897 PSUs were forfeited as of his separation from the Company on September 30, 2024.
(e)
Amount reported reflects RSUs following share withholding for payment of tax obligations.

2025 | Dow Proxy Statement 81

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Option Exercises and Stock Vested

The following table summarizes the value received by the NEOs from Stock Options exercised and stock awards vested during 2024:

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(a)	Value Realized on Vesting ($)

Jim Fitterling	222,882	1,657,723	319,584	17,770,668

Jeffrey L. Tate	-	-	2,426	107,253

John M. Sampson	3,786	26,483	47,868	2,661,434

A. N. Sreeram	-	-	67,959	3,778,924

Amy E. Wilson	2,937	17,123	67,910	3,779,234

Mauro Gregorio	27,933	185,461	42,622	2,372,066

(a)
Includes settlement of shares from the 2021-2023 PSU Program, even if elected to receive as cash.

Stock Incentive Plan

The Dow Inc. 2019 Stock Incentive Plan (the “SIP”) was adopted immediately prior to the spin-off of Dow from DowDuPont Inc. on April 1, 2019. The SIP was amended by the Board on February 11, 2021, and approved by stockholders on April 15, 2021. The number of shares available for issuance under the SIP is 125 million. The SIP authorizes Dow to grant equity-based incentive awards to its and its subsidiaries’ eligible employees, non-employee Directors, consultants, advisors and other individuals. In addition, the SIP is used to settle outstanding DowDuPont Inc. equity awards that were converted into awards that are denominated in Dow common stock following the spin-off of Dow from DowDuPont Inc. on April 1, 2019, which are referred to as “Legacy Awards.” These Legacy Awards otherwise generally remain in effect pursuant to their existing terms and the terms of the plan under which they were originally granted.

The Committee has broad authority to grant awards to eligible individuals and to otherwise administer the SIP. Under the SIP, Dow may grant stock options, stock appreciation rights, restricted stock, RSUs, performance awards, PSUs, and other equity-based awards, which may be settled in cash or in shares of Company stock, as determined by the Committee. The Committee has the discretion to establish the vesting conditions applicable to awards and the performance goals applicable to a performance award, and to determine the extent to which any performance goals have been achieved. Awards of restricted stock or RSUs are generally subject to minimum vesting requirements set forth in the SIP, subject to certain limited exceptions. No new awards may be issued under the SIP after the tenth anniversary of the plan’s effective date, or earlier if the Board terminates the plan.

Employee Stock Purchase Plan

The Dow Inc. 2021 Employee Stock Purchase Plan (the “ESPP”) was adopted by the Board on February 11, 2021, and approved by stockholders on April 15, 2021. The purpose of the ESPP is to encourage and enable eligible employees to acquire property interests in the Company through ownership of the Company’s common stock and to align the interest of employees with those of the Company’s stockholders. Under the ESPP, eligible employees may purchase shares of common stock of Dow Inc. valued at up to 10 percent of their annual total base salary or wages, subject to applicable tax and local laws. The number of shares purchased in any offering period is determined using the amount contributed by the employee divided by the plan price. The plan price of the stock is equal to 85 percent of the fair market value (closing price) of the common stock at the beginning or ending of the offering period, whichever is lower. The plan price is fixed upon the close of the offering period. The aggregate number of shares that may be issued under the ESPP may not exceed 25 million shares. NEOs are eligible to participate under the ESPP on the same basis as all other eligible employees.

82 2025 | Dow Proxy Statement

Equity Compensation Plan Information

The table below shows the Equity Compensation Plan Information as of December 31, 2024.

	(1)	(2)	(3)

Plan Category	# of securities to be issued upon exercise of outstanding options, warrants, rights (a)	Weighted-average exercise price of outstanding options, warrants, rights ($) (b)	# of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1)) (c)

Equity Compensation Plans Approved by Security Holders	29,302,186	63.21	58,593,309

Equity Compensation Plans Not Approved by Security Holders	-	-	-

(a)
Includes shares to be issued in connection with Stock Options, stock appreciation rights, RSUs and PSUs granted under the SIP and the Legacy Awards. Total Shares to be issued are determined using the “fungible method” of counting shares which assumes 2.1 shares for each RSU and PSU award and one share for each Stock Option. Forfeited or expired awards result in related shares being added back into the share pool at the fungible ratios.
(b)
Calculation does not include outstanding PSUs or RSUs because exercise price is not applicable.
(c)
A total of 125 million shares were authorized under the SIP. A total of 25 million shares were authorized under the ESPP. Total includes 36,284,311 shares available under the SIP, 7,360,883 shares available for the Legacy Awards, and 14,948,115 shares available under the ESPP.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, following is information about the relationship of the annual total compensation of employees (other than the CEO) and the annual total compensation of the CEO.

The median employee was selected from the Dow population worldwide, excluding the CEO, as of November 30, 2024 using base salary and Performance Award at target as the consistently applied compensation measure. The Company calculated annual base salary based on a reasonable estimate of hours worked during 2024 for hourly workers, and upon salary level for the remaining employees. The Company used a statistical sampling methodology to identify all employees whom the Company expected to be paid within a 0.1 percent range of the median. The Company selected the representative employee from that group for purposes of calculating the ratio of CEO pay to median employee pay.

For 2024, the annual total compensation for the median employee was $89,583, and the annual total compensation of the CEO, as reported in the Summary Compensation Table was $19,064,099. Based upon the calculation of compensation for both the CEO and the median employee, the ratio of CEO pay to median employee pay for 2024 was approximately 213:1.

The pay ratio presented above is a reasonable estimate. Because SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the pay ratio may not be comparable to the pay ratio reported by other companies.

2025 | Dow Proxy Statement 83

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Pay Versus performance

The following table and supporting graphics below set out information regarding fiscal years ended December 31, 2024, 2023, 2022, 2021 and 2020 in satisfaction of Item 402(v) of Regulation S-K. The Company’s compensation programs have a history of aligning pay and performance. This is demonstrated in the Company selected measure listed below: Cumulative Cash from Operations, which focuses on the importance of cash generation from core operations and, on a cumulative basis, serves as a performance metric for the Performance Stock Unit Program—the largest component of executive officer compensation; together with the additional financial and non-financial measures which make up the components of our short-term and long-term incentive programs. For detail on the Company’s executive compensation programs, see the CD&A section beginning on page 55. In this section, PEO means “Principal Executive Officer,” SCT means “Summary Compensation Table,” and CAP means “compensation actually paid.”

					Value of Initial Fixed $100 Investment Based On:

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(5)	Net Income ($)(6)	Cumulative Cash From Operations ($)(7)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2024	19,064,099	15,043,396	4,721,677	3,699,184	95	96	1,201	2,903

2023	20,829,446	22,499,971	6,430,289	6,571,425	123	112	660	5,164

2022	19,464,652	17,047,734	7,645,272	7,534,880	108	94	4,640	7,486

2021	24,858,892	19,205,009	6,097,704	5,644,356	115	149	6,405	7,069

2020	22,211,255	21,259,321	6,211,458	6,087,802	108	118	1,294	6,252

Totals in the above table might not equal the summation of the columns due to rounding amounts to the nearest dollar.

(1)
For 2020, 2021, 2022, 2023 and 2024, the PEO was Jim Fitterling. The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Fitterling for each corresponding year in the “Total” column of the SCT.
(2)
The dollar amounts reported in column (c) represent the amount of CAP to the PEO computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation for each year to determine the CAP:

PEO SCT Total to CAP Reconciliation

Year	Reported Summary Compensation Table Total for PEO ($)	Minus: Reported Summary Compensation Table Value of Equity Awards ($)(i)	Plus: Equity Award Adjustments ($)(iii)	Minus: Reported Change in the Actuarial Present Value of Pension Benefits in Summary Compensation Table ($)(ii)	Plus: Pension Benefit Adjustments ($)(iii)	Compensation Actually Paid to PEO ($)

2024	19,064,099	15,420,779	11,628,709	228,634	0	15,043,396

2023	20,829,446	14,553,416	16,851,035	1,019,471	392,377	22,499,971

2022	19,464,652	14,097,926	10,881,618	68	799,459	17,047,734

2021	24,858,892	13,246,307	11,504,053	4,634,995	723,366	19,205,009

2020	22,211,255	12,008,723	16,179,447	5,447,988	325,329	21,259,321

(i)
The amounts included in this column are the amounts reported in “Stock Awards” and “Option Awards” columns of the SCT for each applicable year. The value of dividends or other earnings paid on stock or option awards are reflected in the value of the award in the SCT for each applicable year.
(ii)
The amounts included in this column are the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the SCT for each applicable year.
(iii)
The equity award and pension benefit adjustments for each applicable year were calculated in accordance with the methodology required by Item 402(v) of Regulation S-K. Total Pension Benefit Adjustments are equal to the Pension Service Costs incurred during the relevant period. No Prior Service Costs were incurred as no modifications were made to the pension plan during the relevant period. The amounts deducted or added in calculating the equity award adjustments for the PEO are provided in the table below.

84 2025 | Dow Proxy Statement

	Equity Award Adjustments

Year	Year End Fair Value of Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Awards ($)	Fair Value as of Vesting Date of Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)

2024	10,616,382	(5,809,983)	62,102	6,760,209	11,628,709

2023	12,830,767	2,389,171	60,134	1,570,964	16,851,035

2022	11,695,371	(1,220,439)	59,513	347,173	10,881,618

2021	12,118,397	(1,093,085)	61,289	417,453	11,504,053

2020	16,538,743	611,293	72,023	(1,042,613)	16,179,447

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding the PEO) in the “Total” column of the SCT in each applicable year. For 2020, the Non-PEO NEOs were Howard Ungerleider, Peter Holicki, A. N. Sreeram and Amy E. Wilson. For 2021, the Non-PEO NEOs were Howard Ungerleider, John M. Sampson, A. N. Sreeram and Amy E. Wilson. For 2022, the Non-PEO NEOs were Howard Ungerleider, Karen S. Carter, A. N. Sreeram and Jane Palmieri. For 2023, the Non-PEO NEOs were Howard Ungerleider, Jeffrey L. Tate, John M. Sampson, A. N. Sreeram and Amy E. Wilson. For 2024, the Non-PEO NEOs are Jeffrey L. Tate, John M. Sampson, A. N. Sreeram, Amy E. Wilson and Mauro Gregorio.
(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs as a group for each year to determine the compensation actually paid:

Average Non-PEO SCT Total to CAP Reconciliation

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Minus: Average Reported Summary Compensation Table Value of Equity Awards for Non-PEO NEOs ($)	Plus: Average Equity Award Adjustments ($)(i)	Minus: Average Reported Change in the Actuarial Present Value of Pension Benefits ($)	Plus: Average Pension Benefit Adjustments ($)(i)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2024	4,721,677	3,035,054	2,027,104	14,543	0	3,699,184

2023	6,430,289	3,968,846	4,632,540	702,881	180,323	6,571,425

2022	7,645,272	5,618,665	5,131,639	0	376,633	7,534,880

2021	6,097,704	3,082,744	2,793,731	462,727	298,393	5,644,356

2020	6,211,458	2,877,505	3,802,873	1,405,525	356,501	6,087,802

(i)
The amounts deducted or added in calculating the total average equity award adjustments are provided in the table below. Total Average Pension Benefit Adjustments are equal to the Average Pension Service Costs incurred during the relevant period. No Average Prior Service Costs were incurred as no modifications were made to the pension plan during the relevant period.

	Equity Award Adjustments

Year	Average Year End Fair Value of Awards Granted in the Year ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Awards ($)	Average Fair Value as of Vesting Date of Awards Granted and Vested in the Year ($)	Year over Year Average Change in Fair Value of Awards Granted in Prior Years that Vested in the Year ($)	Total Average Equity Award Adjustments ($)

2024	2,021,723	(1,145,672)	7,641	1,143,412	2,027,104

2023	3,738,343	554,330	9,372	330,495	4,632,540

2022	5,350,456	(324,174)	3,166	102,192	5,131,639

2021	2,833,284	(139,374)	2,053	97,768	2,793,731

2020	3,980,323	259,124	0	(436,574)	3,802,873

(5)
For 2020 and 2021, the Company utilized the S&P 500 Chemicals Index. The dollar value in this column for 2020 and 2021 reflects the S&P 500 Chemicals Index TSR. In 2022, the Company selected a custom financial peer group for purposes of its TSR benchmarking for the pay versus performance disclosures and on a go forward basis (the “Peer Group”). The Peer Group TSR for 2020 and 2021 are $115 and $118, respectively. The constituents of the Peer Group are publicly traded companies that more closely correlate to Dow’s business at the enterprise level. The Peer Group is comprised of: Arkema SA, BASF Corporation, Covestro AG, Eastman Chemical Company, Huntsman Corporation, LyondellBasell Industries N.V., and Wacker Chemie AG. The cumulative TSR depicts a hypothetical $100 investment in Dow common stock on December 31, 2019, and shows the value of that investment over time (assuming the reinvestment of dividends) for each calendar year. A hypothetical $100 investment in the Peer Group using the same methodology is shown for comparison. Source: S&P Capital IQ.
(6)
Presented in millions. Net income is as listed in the Company’s financial statements in accordance with GAAP.
(7)
Presented in millions. The dollar value in this column reflects cash from operations for that calendar year. Cumulative Cash from Operations under the Company’s Performance Stock Unit Program is calculated by aggregating cash from operations for each calendar year for a three year period for the relevant performance period as described in the section titled “Long-Term Incentive Compensation” in the CD&A.

2025 | Dow Proxy Statement 85

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Most Important Performance Measures

The seven items listed below represent the most important metrics used to link CAP to Company performance for the 2024 fiscal year as further described in the sections titled “Performance Award” and “Long-Term Incentive Compensation” of the CD&A.

• Cumulative Cash from Operations
• Free Cash Flow
• Operating EBIT
• Operating ROC
• Relative TSR
• Carbon Emissions Reduction
• Ambition Metrics

Free Cash Flow, Operating EBIT and Operating ROC are non-GAAP measures. For definitions, see Select Financial Information in the Appendix.

Company Selected Metric

As referenced, we believe long-term, performance-based equity incentive awards create alignment with stockholders’ interests. As shown in the chart below, the Company’s Cash from Operations (the one year component of Cumulative Cash from Operations) demonstrates cash generation from core operations.

Cash From Operations versus CAP
CAP to PEO
CAP to Non-PEO NEOs
Cash From Operations
Cash From Operations ($ Millions)
CAP ($ Thousands)
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
25,000
20,000
15,000
10,000
5,000
0
$6,252
$7,069
$7,486
$5,164
$2,903
$21,259
$19,205
$17,048
$22,500
$15,043
$6,088
$5,644
$7,535
$6,571
$3,699
2020
2021
2022
2023
2024

Cash From Operations versus SCT
PEO SCT
Non-PEO NEOs SCT
Cash From Operations
Cash From Operations ($ Millions)
SCT ($ Thousands)
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
30,000
25,000
20,000
15,000
10,000
5,000
0
$6,252
$7,069
$7,486
$5,164
$2,903
$22,211
$24,859
$19,465
$20,829
$19,064
$6,211
$6,098
$7,645
$6,430
$4,722
2020
2021
2022
2023
2024

86 2025 | Dow Proxy Statement

NET INCOME GRAPHICAL REPRESENTATION

Set forth below in accordance with Item 402(v) of Regulation S-K is a graphical representation of Net Income compared to CAP, as well as corresponding supplemental graphical representation of Net Income compared to SCT.

Net Income versus CAP
CAP to PEO
CAP to Non-PEO NEOs
Net Income
Net Income ($ Millions)
CAP ($ Thousands)
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
25,000
20,000
15,000
10,000
5,000
0
$21,259
$6,088
$1,294
$19,205
$5,644
$6,405
$17,048
$7,535
$4,640
$22,500
$6,571
$660
$15,043
$3,699
$1,201
2020
2021
2022
2023
2024

Net Income versus SCT
PEO SCT
Non-PEO NEOs SCT
Net Income
Net Income ($ Millions)
SCT ($ Thousands)
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
30,000
25,000
20,000
15,000
10,000
5,000
0
$22,211
$6,211
$1,294
$24,859
$6,098
$6,405
$19,465
$7,645
$4,640
$20,829
$6,430
$660
$19,064
$4,722
$1,201
2020
2021
2022
2023
2024

DOW TSR GRAPHICAL REPRESENTATION

Set forth below in accordance with Item 402(v) of Regulation S-K is a graphical representation of cumulative TSR compared to CAP, as well as corresponding supplemental graphical representation of cumulative TSR compared to SCT.

Dow TSR versus CAP
CAP to PEO
CAP to Non-PEO NEOs
Dow TSR
Dow TSR ($)
CAP ($ Thousands)
124
122
120
118
116
114
112
110
108
106
104
102
100
0
25,000
20,000
15,000
10,000
5,000
0
$21,259
$6,088
$108
$19,205
$5,644
$115
$17,048
$7,535
$108
$22,500
$6,571
$123
$15,043
$3,699
$95
2020
2021
2022
2023
2024

Dow TSR versus SCT
PEO SCT
Non-PEO NEOs SCT
Dow TSR
Dow TSR ($)
SCT ($ Thousands)
124
122
120
118
116
114
112
110
108
104
102
100
0
30,000
25,000
20,000
15,000
10,000
5,000
0
$108
$115
$108
$123
$95
$22,211
$24,859
$19,465
$20,829
$19,064
$6,211
$6,098
$7,645
$6,430
$4,722
2020
2021
2022
2023
2024

2025 | Dow Proxy Statement 87

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

BENEFITS

Dow provides benefits (including retirement benefits) to eligible employees through a combination of qualified and nonqualified plans. The NEOs are entitled to participate in the same tax-qualified retirement plans as other eligible U.S. employees. In addition, Dow established nonqualified retirement programs intended to provide eligible highly compensated employees with the retirement benefits they would have received under Dow’s tax-qualified retirement plans but for limitations imposed on tax-qualified plans under the U.S. Internal Revenue Code of 1986 (the “Internal Revenue Code”). The NEOs are eligible to participate in the same nonqualified retirement plans, and on the same terms, as other eligible highly compensated salaried employees.

Pension Benefits

The following table lists the pension program participation and actuarial present value of each NEO’s defined benefit pension as of December 31, 2024:

Name	Plan Name	Number of Years Credited Service (#)(a)	Present Value of Accumulated Benefit ($)(b)	Payments During Last Fiscal Year(c)

Jim Fitterling	Dow Employees’ Pension Plan	40.0	2,037,473	-

	Dow Executives’ Supplemental Retirement Plan	40.0	12,826,193	-

Jeffrey L. Tate(c)	Dow Employees’ Pension Plan	27.4	1,152,527	-

	Dow Executives’ Supplemental Retirement Plan	27.4	1,394,900	13,394

John M. Sampson(d)	Dow Employees’ Pension Plan (Personal Pension Account)	3.3	66,642	-

	Dow Executives’ Supplemental Retirement Plan	3.3	212,996	-

A. N. Sreeram	Dow Employees’ Pension Plan	17.6	1,067,690	-

	Dow Executives’ Supplemental Retirement Plan	17.6	2,014,717	-

Amy E. Wilson	Dow Employees’ Pension Plan	23.2	1,083,232	-

	Dow Executives’ Supplemental Retirement Plan	23.2	4,163,425	-

Mauro Gregorio(e)	Dow Employees’ Pension Plan	15.6	1,179,066	-

	Dow Executives’ Supplemental Retirement Plan	15.6	2,812,377	-

(a)
As of December 31, 2023. The Company froze the Pension Plans (as defined below) and the ESRP as of December 31, 2023. The Number of Years Credited Service reflects the credited service amounts as of the date the Company froze the Pension Plans and the ESRP, and does not reflect the NEO’s actual years of service with the Company.
(b)
Unless otherwise noted, all present values were calculated assuming immediate commencement of pension benefits. For the DEPP Component, the form of payment, discount rate (5.78%) and mortality (RP 2014) are based on assumptions used to determine pension plan obligations.
(c)
Mr. Tate started his career with the Company in 1992 and departed in 2019. He was rehired by the Company on October 24, 2023. Pursuant to the terms of the defined benefit pension plans in which Mr. Tate participated, he received credit for purposes of benefit eligibility for his years of employment service with the Company prior to his 2019 departure. Similarly, his years of service prior to his 2019 departure for benefit accrual purposes were combined with his service since rehire when determining his December 31, 2023 pension benefit. Pursuant to the terms of the nonqualified pension plan, Mr. Tate was required to commence his nonqualified pension benefits at the time of his 2019 departure. These nonqualified pension benefits remain in payment and will offset the value of any future nonqualified benefits.
(d)
Mr. Sampson started his career with the Company in 1983 and departed as part of the sale of the Company’s chlorine assets in 2015. He was rehired by the Company on October 1, 2020. Pursuant to the terms of the defined benefit pension plans in which Mr. Sampson participated, he received credit for purposes of benefit eligibility for his years of employment service with the Company prior to his 2015 departure. Because the pension liabilities for his pre-2015 service were transferred with the sale of the Company's chlorine assets, upon rehire, the associated benefit accruals and credited service amounts (for benefit accrual purposes) were not restored, and Mr. Sampson began participating in the PPA Component. Mr. Sampson's benefit was transferred to the DEPP PPA.
(e)
Mr. Gregorio started his career with the Company in 1986 and separated on September 30, 2024. Pursuant to the terms of the defined benefit pension plans in which Mr. Gregorio participated, he received credit for purposes of benefit eligibility for his years of employment service with the Company after his permanent relocation to the United States in 2008.

Defined Benefit Retirement Plans

Pension Plans

TDCC sponsors the Dow Employees’ Pension Plan (the “DEPP”) and the Dow Employees' Pension Plan (Personal Pension Account) (the “DEPP PPA” and together with the DEPP, the “Pension Plans”), each of which are defined benefit pension

88 2025 | Dow Proxy Statement

plans providing retirement benefits for its U.S. employees and for employees of some of its wholly owned U.S. subsidiaries. There are two components under the DEPP: the pension equity plan component (the “DEPP Component”) and the personal pension account component (the “PPA Component”). Benefits accrued and paid under the Pension Plans are subject to limitations imposed by the Internal Revenue Code.

On December 31, 2023, the Company froze the pensionable compensation and the number of years credited service amounts used to calculate pension benefits for all participants in the Pension Plans and ceased all new benefit accruals. Benefits accrued on or before December 31, 2023 were retained by participants in the Pension Plans. For active employees, interest began accruing on Pension Plan account balances after December 31, 2023 and will continue to accrue until benefit commencement. Immediately following the end of the 2023 plan year, the Company spun off a portion of the PPA Component under the DEPP into the DEPP PPA, which included the tax-qualified benefit obligations for substantially all non-collectively bargained employees hired after January 1, 2008. In the second quarter of 2024, as part of its ongoing pension de-risking initiatives, the Company initiated the termination of the DEPP PPA. As part of the plan termination process, the Company will offer participants of the DEPP PPA the opportunity to commence their benefit in the form of an annuity or lump sum in the fourth quarter of 2025, even if they are still actively employed. Final asset distributions are expected to be paid from plan assets in the fourth quarter of 2025. All of the NEOs participated in the DEPP Component except Mr. Sampson who participated in the PPA Component of the DEPP, and whose benefit was transferred to the DEPP PPA. All of the NEOs were impacted by these actions on the same basis and terms as all other participants in the Pension Plans.

Eligible employees hired before January 1, 2008, generally earned a benefit under the DEPP Component. Upon retirement, these employees receive an annual pension that is paid in the form of a monthly annuity. Before January 1, 2024, the benefit amount was calculated based on the sum of the employee’s yearly basic and supplemental accruals calculated in the following manner:

•
Basic accruals were calculated based on the employee’s highest consecutive three-year average compensation multiplied by a percentage ranging from 4 percent to 18 percent based on the age of the employee in the years earned up to 425 percent.
•
Supplemental accruals were calculated for compensation in excess of a rolling 36-month average of the social security wage base. Supplemental accruals ranged from 1 percent to 4 percent based on the age of the employee in the years earned up to 120 percent.
•
The sum of the basic and supplemental accruals was divided by a conversion factor to calculate an immediate monthly benefit.

Since December 31, 2023, participants do not accrue additional benefits for future service and compensation. However, beginning on January 1, 2024, the account balance calculated under this formula will be credited with interest until benefit commencement. All of the NEOs, with the exception of Mr. Sampson, participate in the DEPP Component.

Eligible employees hired on or after January 1, 2008 and before January 1, 2024, generally earned a benefit under the PPA Component. Before January 1, 2024, each participant had a notional cash balance account that grew annually based on Pay Credits and Interest Credits. At the end of each year, 5 percent of an employee’s base salary and actual variable pay was credited to the account (“Pay Credit”). Additionally, the account was credited with an annual interest credit (the “Interest Credit”) equal to a specified Interest Credit Rate multiplied by the account balance as of December 31 of the previous year. With respect to the PPA Component, the Interest Credit Rate is determined annually based on the closing rate on the six-month U.S. Treasury bill on the last business day of September immediately preceding the plan year plus 1.5 percent. With respect to the DEPP PPA, the Interest Credit Rate is equal to the average of the Interest Credit Rates that applied during the five years that preceded the plan's termination date. Since December 31, 2023, participants do not accrue additional Pay Credits. All participants who were employed on December 31, 2023 became fully vested regardless of years of service. When an employee leaves the Company, the benefit under the PPA Component or DEPP PPA can be taken as an immediate annuity, a deferred annuity or a lump sum. The account balance will continue to be credited with Interest Credits until benefit commencement. As part of the DEPP PPA termination process, the Company expects to offer participants the opportunity to commence their benefit in the form of an annuity or lump sum in the fourth quarter of 2025, even if they are still actively employed. Mr. Sampson is the only NEO who participates in the DEPP PPA.

2025 | Dow Proxy Statement 89

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Executives’ Supplemental Retirement Plan

Because the Internal Revenue Code limits the benefits otherwise provided by the Pension Plans, TDCC adopted the Executives’ Supplemental Retirement Plan – Supplemental Benefits (the “ESRP”) to provide certain highly compensated employees who participate in the Pension Plans with nonqualified benefits calculated to approximate the same formulas described above, that, in the aggregate with the tax-qualified benefits, approximates the benefits calculated under the same formulas described above as if the Internal Revenue Code limits did not apply. On December 31, 2023, the Company froze the pensionable compensation and credited service amounts used to calculate benefits for all participants, and ceased all new benefit accruals in the ESRP. Benefits accrued on or before December 31, 2023 were retained by participants in the ESRP. Interest will accrue on ESRP account balances after December 31, 2023 until benefit commencement. Some parts of the supplemental benefit may be taken in the form of a lump sum depending upon date of hire and plan participation. All of the NEOs participate in the ESRP and were impacted by these actions on the same basis and terms as all other participants in the ESRP.

Dow Employees’ Savings Plan

The Company provides all eligible U.S. employees the opportunity to participate in The Dow Chemical Company Employees’ Savings Plan, a tax-qualified 401(k) plan (the “Savings Plan”). Dow provides a 100 percent matching contribution for employee contributions of up to 4 percent of eligible compensation. Dow provides a 50 percent matching contribution for employee contributions of up to an additional 2 percent of eligible compensation. On January 1, 2024, all eligible U.S. employees began receiving an automatic non-elective contribution of 4 percent of eligible compensation. All of the NEOs participate in the Savings Plan on the same terms as other eligible U.S. employees.

NonQualified Deferred Compensation

The following table provides information on compensation that participating NEOs elected to defer during 2024:

Name	Executive Contributions in Last Fiscal Year ($)(a)(c)	Company Contributions in Last Fiscal Year ($)(b)(c)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Jim Fitterling	84,760	199,855	584,881	-	4,856,471

Jeffrey L. Tate	90,808	-	2,686	-	93,494

John M. Sampson	89,056	52,894	91,601	-	649,272

A. N. Sreeram	-	71,072	14,508	-	168,076

Amy E. Wilson	-	64,503	48,014	-	415,530

Mauro Gregorio	-	50,251	85,541	-	624,023

(a)
Executive contributions are included in “Salary” for 2024 in the Summary Compensation Table.
(b)
Company contributions are included in “All Other Compensation” for 2024 in the Summary Compensation Table.
(c)
Executive and Company contributions with respect to Mr. Fitterling of $133,329 during 2022 and $512,545 during 2023, Mr. Sampson of $200,695 during 2023, Dr. Sreeram of $72,301 during 2023 and Ms. Wilson of $17,408 during 2022 and $116,047 during 2023 are included in “All Other Compensation” in the Summary Compensation Table.

Dow Elective Deferral Plan

Because the Internal Revenue Code limits contributions to the Savings Plan, the Board adopted The Dow Chemical Company Elective Deferral Plan Post 2004, a nonqualified deferred compensation plan (the “EDP”), in order to further assist employees in saving for retirement. The EDP allows eligible employees to voluntarily defer the receipt of base salary (maximum deferral of 75 percent) and Performance Award (maximum deferral of 100 percent). Eligibility is limited to employees whose combined total of base salary and Performance Award at 100 percent target is expected to exceed the compensation limit set forth in Section 401(a)(17) of the Internal Revenue Code. This determination is made annually.

Dow provides a matching contribution equal to 5 percent multiplied by the greater of the employee’s compensation in excess of the Internal Revenue Code Section 401(a)(17) limit or the employee’s deferrals for the applicable year. On January 1, 2024, eligible employees began receiving an additional non-elective contribution of 4 percent based on the same calculation as the matching contribution.

90 2025 | Dow Proxy Statement

Investment choices include a fund with an interest rate equal to the sum of the 60-month rolling average of ten-year U.S. Treasury Note yield plus the current five-year Dow credit spread, as well as a line-up of funds similar to those available under the Savings Plan. All of the NEOs participate in the EDP on the same terms as other eligible employees.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Except for Mr. Gregorio who involuntarily separated from the Company on September 30, 2024, all of the NEOs are retirement eligible. In the event of their retirement, the NEOs are entitled to receive benefits similar to those available to most other salaried U.S. employees. These benefits are described in the table below, together with the impact of various types of separation events on the different compensation elements the NEOs receive.

Retirement, Death or Disability

The NEOs are entitled to receive benefits and equity award treatment in the event of their retirement, death or disability, on a similar basis as most other salaried U.S. employees, as summarized in the table below:

Base Salary	Paid through date of separation on the normal schedule.
Annual Incentive	Prorated for the portion of the year worked and paid on the normal schedule.

LTI Awards

Age/Service Requirements Met: If an executive meets the age 55 minimum and 10-year service requirements and separates other than for cause, the executive’s LTI awards will be subject to the following treatment:

• Vesting and expiration periods (with respect to stock options) and delivery dates (with respect to RSUs and PSUs) remain unchanged as if the executive had remained employed, except that awards made in the same year as termination vest pro rata for the number of months worked during the year or are forfeited if the executive worked less than six months of the year.

Age/Service Requirements Not Met: If an executive does not meet these age and service requirements (or the award does not provide for vesting upon reaching age and service requirements) and separates other than for cause, the executive’s LTI awards will be subject to the following treatment:

• Vesting and expiration periods (with respect to stock options) or delivery dates (with respect to RSUs and PSUs) remain unchanged as if the executive had remained employed and awards are prorated for the number of months worked during the vesting period, except that awards made in the same year as termination are forfeited if the executive worked less than six months of the year.

Voluntary Separation: If the executive voluntarily separates before meeting the age and service requirements of a particular unvested award, such award is forfeited.

Death or Disability: In December 2023, the Committee amended Dow’s future LTI award treatment to allow for full vesting of grants awarded in the same calendar year of an employee’s death or disability.

• In the case of death: Current and prior year grants fully vest immediately. Stock options are immediately exercisable. RSU grants are distributed within 60 days. PSUs are distributed in accordance with the original delivery schedule.

• In the case of disability: Current and prior year stock option grants vest and become exercisable in accordance with the original vesting schedule. Current and prior year RSU and PSU grants vest and are delivered in accordance with the original delivery schedule.

Retirement Plans

Participants have access to the following retirement plan benefits, subject to their respective elections and pursuant to the applicable vesting requirements and other plan terms:

• Pension benefits

• Defined contribution 401(k) plan

• Nonqualified deferred compensation programs

Other Benefits	May be eligible for retiree medical and life insurance coverage, subject to their respective country’s policy and practice.

2025 | Dow Proxy Statement 91

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Involuntary Termination with Cause

In the event of an involuntary termination with cause, all outstanding equity awards are forfeited and incentive income (including LTI) may be recovered by Dow pursuant to the Compensation Clawback Policy, irrespective of whether the retirement age/service requirements are met and whether notice of retirement has been delivered, if the requirements for recovery under the Compensation Clawback Policy are met.

Involuntary Termination without Cause

In the event of an involuntary termination without cause, LTI awards will be treated as described in the table above, depending on whether the executive met the age and years of service requirements referenced above.

In addition, each NEO would be entitled to separation benefits on the same terms as most other U.S.-based salaried employees upon an involuntary termination without cause:

•
A lump-sum severance payment of two weeks per year of service (up to a maximum of eighteen months) under the U.S. Severance Plan, plus six months base salary under the Executive Severance Supplement. The U.S. Severance Plan covers most salaried employees in the United States.
•
Outplacement counseling and financial/tax planning with a value of $30,000.
•
If eligible for retiree medical (as described above under “Other Retirement Benefits”), eighteen months of health and welfare benefits at active employee rates.

Double Trigger Change-in-Control

Equity awards held by employees and officers have a double trigger change-in-control provision whereby the awards will become fully vested upon the holder’s involuntary termination of employment without cause within 24 months following a change-in-control. Dow does not have and does not intend to enter into change-in-control severance or similar agreements with the executive officers.

92 2025 | Dow Proxy Statement

Involuntary Termination or Change-in-Control Values

The following table summarizes the compensation and benefits that the NEOs would have received under Dow’s existing plans had a change-in-control occurred on December 31, 2024 or had their employment been terminated on that date under specified circumstances. The amounts presented are not necessarily indicative of what Dow will pay under similar circumstances because a wide variety of factors can affect payment amounts, which, as a result, can be determined with certainty only when an actual change-in-control or termination event occurs.

Name	Type of Benefit	Involuntary Termination Without Cause ($)(a)	Change-in- Control ($)(b)

Jim Fitterling	Severance	3,390,400	3,390,400
	Double Trigger LTI Acceleration	n/a	23,054,765
	Increase in Present Value of Pension	n/a	715,250
	Health & Welfare Benefits	13,617	13,617
	Outplacement & Financial Planning	30,000	30,000

Jeffrey L. Tate	Severance	1,482,120	1,482,120
	Double Trigger LTI Acceleration	n/a	5,037,720
	Increase in Present Value of Pension	n/a	112,289
	Health & Welfare Benefits	50,544	50,544
	Outplacement & Financial Planning	30,000	30,000

John M. Sampson	Severance	1,675,076	1,675,076
	Double Trigger LTI Acceleration	n/a	5,698,500
	Increase in Present Value of Pension	n/a	0
	Health & Welfare Benefits	13,617	13,617
	Outplacement & Financial Planning	30,000	30,000

A. N. Sreeram	Severance	1,165,236	1,165,236
	Double Trigger LTI Acceleration	n/a	4,908,381
	Increase in Present Value of Pension	n/a	191,832
	Health & Welfare Benefits	8,730	8,730
	Outplacement & Financial Planning	30,000	30,000

Amy E. Wilson	Severance	1,234,404	1,234,404
	Double Trigger LTI Acceleration	n/a	4,889,439
	Increase in Present Value of Pension	n/a	418,006
	Health & Welfare Benefits	16,074	16,074
	Outplacement & Financial Planning	30,000	30,000

Mauro Gregorio(c)	Severance	1,600,688	n/a
	Double Trigger LTI Acceleration	n/a	n/a
	Increase in Present Value of Pension	n/a	n/a
	Health & Welfare Benefits	13,617	n/a
	Outplacement & Financial Planning	30,000	n/a

(a)
While each of the NEOs would have qualified for separation payments applicable under a change-in-control had they been terminated on an involuntary basis without cause on December 31, 2024, the amounts in this column are presented as if no underlying change-in-control triggering event existed and the NEO was terminated without cause on December 31, 2024.
(b)
Equity compensation values are based on the December 31, 2024 closing stock price of $40.13 per share of Dow common stock. An executive must meet the double trigger requirement of being involuntarily terminated without cause within two years of a change-in-control in order to receive benefits. In addition, the LTI acceleration value in this table includes PSUs at target.
(c)
The amounts presented for Mr. Gregorio are those he actually received as of his involuntary separation from the Company on September 30, 2024. Mr. Gregorio's eligibility for these benefits was determined based on the same terms and conditions on which these benefits are offered to other U.S.-based salaried employees upon an involuntary termination without cause as described on page 91.

2025 | Dow Proxy Statement 93

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Interlocks and Insider Participation

During 2024, the following Directors served on the Committee: Samuel R. Allen, Gaurdie E. Banister Jr., Jeff M. Fettig, Jacqueline C. Hinman, Luis Alberto Moreno and Jill S. Wyant. None of the members of the Committee were at any time during 2024 an officer or employee of the Company. None of the executive officers serve as a member of the board of directors or a compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Committee.

Compensation AND LEADERSHIP DEVELOPMENT Committee Report

The Committee reviewed and discussed the CD&A section of the Proxy Statement with Company management. Based on this review and discussion, the Committee recommended to the Board that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 as incorporated by reference from this Proxy Statement.

The Committee operates pursuant to a Charter that is available on the Company’s website at www.dow.com/investors.

This report is submitted by the Committee.

Jeff M. Fettig, Chair

Samuel R. Allen

Gaurdie E. Banister Jr.

Jacqueline C. Hinman

Luis Alberto Moreno

Jill S. Wyant

94 2025 | Dow Proxy Statement

Agenda Item 2

ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company is asking stockholders to approve an advisory resolution on the Company’s executive compensation as reported in this Proxy Statement. As described in the CD&A section of this Proxy Statement, executive compensation programs are designed to attract and retain talent through the alignment of pay and financial interests of the executives with stockholder value creation.

As described in the CD&A section, the Compensation and Leadership Development Committee believes the executive compensation programs create incentives for strong operational performance and for the long-term benefit of the Company.

Beginning in 2011, a “say on pay” advisory vote to approve executive compensation has been required for all U.S. public companies under Section 14A of the Exchange Act. Therefore, in accordance with the Exchange Act, and as a matter of good corporate governance, the Company is asking stockholders to approve the following non-binding advisory resolution at the 2025 Meeting:

RESOLVED, that the stockholders of Dow Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company’s 2025 Annual Meeting of Stockholders.

This advisory resolution is non-binding on the Board. Although non-binding, the Board and the Compensation and Leadership Development Committee will review and carefully consider the voting results when evaluating the executive compensation programs.

Unless the Board modifies its policy on the frequency of holding “say on pay” advisory votes, the next “say on pay” advisory vote will occur at the Company’s 2026 Annual Meeting of Stockholders. The Company's stockholders voted at the 2020 Annual Meeting of Stockholders for a one-year frequency of future advisory votes to approve executive compensation.

Vote Required

This Agenda Item 2 must receive more FOR votes than AGAINST votes in order to be approved. Abstentions and broker non-votes will not be counted or have an effect on the outcome of this vote. Broker non-votes occur when a person holding shares through a bank or broker, meaning that their shares are held in a nominee name or beneficially through such bank or broker, does not provide instructions as to how to vote their shares and the bank or broker is not permitted to exercise voting discretion. Under NYSE rules, even though your bank or broker is not permitted to exercise voting discretion, it may vote on any other “routine” matter to be voted on at the 2025 Meeting.

The Board unanimously recommends a vote FOR the approval of the Advisory Resolution to Approve Executive Compensation.

The Board unanimously recommends that you vote “FOR” this resolution.

2025 | Dow Proxy Statement 95

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Agenda Item 3

Ratification of the Appointment of deloitte & touche llp as the company’s Independent Registered Public Accounting Firm for 2025

RESOLVED, that the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for 2025, made by the Audit Committee with the concurrence of the Board, is hereby ratified.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Company Bylaws provide that the selection of the independent registered public accounting firm is subject to stockholder ratification at each Annual Meeting. The Audit Committee has appointed, and the Board has concurred subject to your ratification, Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for 2025. Deloitte & Touche LLP has served as the Company’s independent registered public accounting firm since 1905. Deloitte & Touche LLP has offices at or near most of the locations where Dow operates in the United States and other countries. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP is in the best interests of the Company and its investors.

Before making its determination on appointment, the Audit Committee carefully considers the qualifications and competence of candidates for the independent registered public accounting firm. For Deloitte & Touche LLP, this has included a review of its performance in prior years, its independence and processes for maintaining independence, the results of the most recent internal quality control review or Public Company Accounting Oversight Board inspection, the key members of the audit engagement team, and the firm’s approach to resolving significant accounting and auditing matters including consultation with the firm’s national office as well as its reputation for integrity and competence in the fields of accounting and auditing. Under the Audit Committee Charter, the Audit Committee has established formal preapproval policies and procedures that involve the use of preapproval service categories for audit, audit-related, and permitted non-audit services that are routinely provided by Deloitte & Touche LLP. Such policies and procedures are detailed as to the particular individual services that may be performed within each preapproval category and such policies and procedures do not include the delegation of the Audit Committee’s responsibilities to management. The Audit Committee is informed of each service performed, the fee arrangement, and amounts incurred within each preapproval category as presented by Deloitte & Touche LLP and reviewed by the Audit Committee at each Audit Committee meeting. The Audit Committee is directly involved in the selection of the lead engagement partner in conjunction with the mandated rotation of this position. Additional information may be found in the Audit Committee Report on page 98 and Audit Committee Charter available on the Company’s website at www.dow.com/investors.

The Audit Committee has expressed its satisfaction with Deloitte & Touche LLP. In October 2024, Deloitte & Touche LLP advised the Audit Committee that, like all other major accounting firms, it has been named as a defendant in a number of civil lawsuits, most of which are premised on allegations that financial statements issued by clients and reported on by the firm were incorrect. Deloitte & Touche LLP has further advised the Audit Committee that based on the firm’s historical experience and understanding of the circumstances giving rise to such lawsuits, the firm does not believe that they will have a significant impact on the firm’s ability to serve as the independent registered public accounting firm for the Company. The Audit Committee has concluded that the ability of Deloitte & Touche LLP to perform services for the Company is not adversely affected by such litigation.

Representatives of Deloitte & Touche LLP will attend the 2025 Meeting and will have the opportunity to make a statement if they desire to do so and may respond to appropriate stockholder questions.

Vote Required

This Agenda Item 3 must receive more FOR votes than AGAINST votes in order to be approved. Abstentions will not have an effect on the outcome of this vote. Under NYSE rules, your bank or broker may vote shares held in beneficial name only on this Agenda Item 3, without instruction from you.

96 2025 | Dow Proxy Statement

In the event that the selection of Deloitte & Touche LLP is not ratified by stockholders, the Audit Committee will take that into account in connection with any future decisions as to the selection of a firm to serve as the Company’s auditors; although, by law, the Audit Committee has final authority over the determination of whether to retain Deloitte & Touche LLP or another firm at any time.

The Board unanimously recommends that stockholders vote FOR the resolution to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company and its subsidiaries for 2025.

Independent Registered Public Accounting Firm Fees

For the years ended December 31, 2024 and 2023, professional services were performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates. Total fees for the years ended December 31, 2024 and 2023, for the independent registered public accounting firm were:

Type of Fees In thousands	2024	2023

Audit Fees [1]	$21,751	$21,389

Audit-Related Fees [2]	1,742	1,152

Tax Fees [3]	4,014	595

TOTAL	$27,507	$23,136

1.
The aggregate fees billed primarily for the integrated audit of the Company’s annual financial statements and internal control over financial reporting, the reviews of the financial statements in Quarterly Reports on Form 10-Q, comfort letters, statutory audits, and other regulatory filings.
2.
The aggregate fees billed primarily for consultation on audit related GAAP matters, audits of records and due diligence consultation related to transactions, and services for sustainability reporting.
3.
The aggregate fees billed primarily for corporate tax consulting and tax compliance services.

The Board unanimously recommends that you vote “FOR” this resolution.

2025 | Dow Proxy Statement 97

Proxy Summary	Corporate Governance	Board of Directors	Compensation Discussion & Analysis	Compensation Tables & Narrative	Management Proposals

Audit Committee Report

The Audit Committee operates pursuant to a Charter that is available on the Company’s website at www.dow.com/investors. All references to Committee in this report refer to the Audit Committee.

The Committee is comprised entirely of independent Directors who meet the independence, experience and other qualification requirements of the NYSE and the Company. The Board has determined that the following Committee members are financially literate and are audit committee financial experts as defined by the applicable standards: Wesley G. Bush, Richard K. Davis, Jerri DeVard, Debra L. Dial and Daniel W. Yohannes.

Dow held nine Audit Committee meetings during 2024. Five meetings were regularly scheduled meetings that included separate executive sessions of the Committee with time allowed to meet with the Lead Client Service Partner of the independent registered public accounting firm, the Corporate Auditor, the General Counsel, the Controller, the Chief Financial Officer and other members of management as requested, as well as among the Committee members themselves. Four meetings were conference calls related to the Company’s quarterly financial results, and related announcements and periodic filings. Numerous other informal meetings and communications among the Committee members, the independent registered public accounting firm, the internal auditor and/or members of the Company’s management also occurred.

On behalf of the Board, the Committee oversees the Company’s financial reporting process and its internal control over financial reporting, areas for which management has the primary responsibility. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States and for issuing its report on the Company’s internal control over financial reporting.

In this context, the Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements and the quarterly unaudited financial statements including the reasonableness of significant estimates and judgments, and the clarity of disclosures related to critical accounting estimates and critical audit matters, matters relating to the Company’s internal control over financial reporting and the processes that support certifications of the financial statements by the Company’s Chief Executive Officer and Chief Financial Officer.

Among other items, the Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board. The Committee has received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with them their independence from the Company and its management. In addition, the Committee has received written materials addressing Deloitte & Touche LLP’s internal quality control procedures and other matters as required by the NYSE listing standards.

Further, the Committee preapproves and reviews audit, audit-related and permitted non-audit services provided by the independent registered public accounting firm to the Company and the related fees for such services. The Committee has pre-approved all services provided and fees charged by the independent registered public accounting firm to the Company, and has concluded that such services are compatible with the auditors’ independence. The Committee’s Charter allows delegation of authority to preapprove audit, audit-related and permitted non-audit services by the independent registered public accounting firm to a subcommittee consisting of one or more Committee members, provided that such subcommittee decisions be presented to the full Committee at its next scheduled meeting.

98 2025 | Dow Proxy Statement

Relying on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board approved, that the audited financial statements and management’s report on internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC. The Committee has also selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company and its subsidiaries for 2025. The Board has concurred with that selection and has presented the matter to the stockholders of the Company for ratification.

This report is submitted by the Audit Committee.

Richard K. Davis, Chair

Wesley G. Bush

Jerri DeVard

Debra L. Dial

Daniel W. Yohannes

2025 | Dow Proxy Statement 99

Voting and Attendance Procedures

Voting and Attendance Procedures

In this Proxy Statement, you will find information on the nominees for election to the Board and other items to be voted upon at the 2025 Meeting and any adjournment or postponement of the 2025 Meeting. The background information in this Proxy Statement has been supplied to you at the request of the Board to help you decide how to vote and to provide information on the Company’s corporate governance and compensation practices. This Proxy Statement is first being distributed to stockholders on or about February 28, 2025.

Vote Your Shares

You are entitled to vote at the 2025 Meeting if you were a stockholder as of the close of business on the record date, February 14, 2025, or hold a valid proxy for the 2025 Meeting.

To vote online or by phone, you will need to use your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to log in to www.proxyvote.com. You may also vote your shares online by using your 16-digit control number to log in to www.virtualshareholdermeeting.com/DOW2025 during the 2025 Meeting.

If you received printed proxy materials, you may also vote by mail. Your shares will be voted only if the proxy card or voting instruction form is properly signed and received by the Inspector of Election prior to the 2025 Meeting.

Except as provided below with respect to shares held in The Dow Chemical Company Employees’ Savings Plan, if you submit your proxy and if no specific instructions are given by you, your shares will be voted as recommended by the Board.

You may revoke or change your proxy or voting instructions before the polls close at the 2025 Meeting by sending a written revocation to the Office of the Corporate Secretary at 2211 H.H. Dow Way, Midland, Michigan 48674, by submitting another proxy card or voting instruction form, or by submitting your vote online or by phone. The independent tabulator must receive any proxy that will not be delivered electronically at the 2025 Meeting by 11:59 PM Eastern Time on April 9, 2025.

If you are a beneficial stockholder, please follow the instructions on the voting instruction card provided by your bank or broker or other nominee to vote your shares. Please contact your bank or broker if you have questions about how to obtain your control number.

We encourage you to vote in advance, even if you plan to attend the 2025 Meeting online. Be sure to submit votes for each separate account in which you hold Dow common stock.

Confidential Voting

The Company maintains vote confidentiality. Proxies and ballots of all stockholders are kept confidential from the Company’s management and Board unless disclosure is required by law and in certain other limited circumstances.

This practice further provides that employees may confidentially vote their shares of Company stock held by The Dow Chemical Company Employees’ Savings Plan and requires the appointment of an independent tabulator and Inspector of Election for the 2025 Meeting.

Plan Shares

If you are enrolled in the direct stock purchase and dividend reinvestment plan administered by Computershare Trust Company, N.A. (the “Computershare CIP”), the shares of Dow common stock owned on the record date by you directly in registered form, plus all shares of Dow common stock held for you in the Computershare CIP, will appear together on a single proxy voting form. If no instructions are provided by you on an executed proxy voting form, your Computershare CIP shares will be voted as recommended by the Board.

100 2025 | Dow Proxy Statement

Participants in The Dow Chemical Company Employees’ Savings Plan (the “Savings Plan”) can provide their voting instructions to Fidelity Management Trust Company (the “Savings Plan Trustee”). Participants will either receive a voting instruction form or instructions on how to vote via email. If no instructions are provided to the Savings Plan Trustee, the Savings Plan Trustee and/or administrators of the Savings Plan will vote the shares held in the Savings Plan according to the provisions of the Savings Plan. In order to have your Savings Plan shares voted in accordance with your voting instructions, your voting instructions must be received by 11:59 PM Eastern Time on April 7, 2025.

Dow Shares Outstanding and Quorum

At the close of business on the record date, February 14, 2025, there were 705,764,456 shares of Dow common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote. The holders of a majority of the voting power of the issued and outstanding shares of common stock entitled to vote that are present in person or represented by proxy constitute a quorum for the transaction of business at the 2025 Meeting.

Agenda Item

1:	Election of Directors

Each nominee must receive more FOR votes than AGAINST votes in order to be elected.

2:	Advisory Resolution to Approve Executive Compensation

Agenda Item 2 must receive more FOR votes than AGAINST votes in order to be approved.

3:	Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2025

Agenda Item 3 must receive more FOR votes than AGAINST votes in order to be approved.

Abstentions and broker non-votes will be included in determining the presence of a quorum at the 2025 Meeting, but will not be counted or have an effect on the outcome of any matter except as specified below with respect to broker non-votes and Agenda Item 3.

Broker non-votes occur when a person holding shares through a bank or broker, meaning that their shares are held in a nominee name or beneficially through such bank or broker, does not provide instructions as to how to vote their shares and the bank or broker is not permitted to exercise voting discretion. Under NYSE rules, even though your bank or broker is not permitted to exercise voting discretion, it may vote shares held in beneficial name only on Agenda Item 3: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2025, without instruction from you, but may not vote on any other matter to be voted on at the 2025 Meeting.

A list of stockholders of record entitled to vote shall be available to any stockholder for any purpose relevant to the 2025 Meeting for 10 days prior to the 2025 Meeting upon request to the Office of the Corporate Secretary. Please send the request to the Office of the Corporate Secretary at 2211 H.H. Dow Way, Midland, Michigan 48674, with a copy to corporatesecretary@dow.com.

Proxy Solicitation on Behalf of the Board

The Board is soliciting proxies to provide an opportunity for all stockholders to vote, whether or not the stockholders are able to attend the 2025 Meeting, or an adjournment or postponement thereof. Dow Directors, officers and employees may solicit proxies on behalf of the Board by mail, by telephone or by electronic communication. The proxy representatives of the Board will not be specially compensated for their services in this regard.

Dow has retained D. F. King & Co., Inc. to aid in the solicitation of stockholders for an estimated fee of $19,000, plus reasonable expenses. Arrangements have been made with brokerage houses, nominees and other custodians and fiduciaries to send materials to their principals, and their reasonable expenses will be reimbursed by Dow upon request. The cost of solicitation will be borne by the Company.

2025 | Dow Proxy Statement 101

Voting and Attendance Procedures

Attending the 2025 Meeting

The 2025 Meeting will be conducted in an online, virtual format. Dow is pleased to use the virtual meeting format to facilitate stockholder attendance, voting and questions by leveraging technology to communicate more effectively and efficiently with our stockholders. This format allows stockholders to participate fully from any location, without the cost of travel. We have designed the virtual format to protect stockholder rights. For example: we have allocated time on the agenda to respond to questions submitted by stockholders, questions not answered during the 2025 Meeting will be answered in writing and posted on the Company’s website at www.dow.com/investors, and we will make available a replay of the 2025 Meeting promptly at www.dow.com/investors and it will remain available for at least one year.

You are entitled to attend, vote and ask questions in the virtual 2025 Meeting if you were a stockholder as of the close of business on the record date, February 14, 2025, or hold a valid proxy for the 2025 Meeting.

To attend, vote and ask questions online during the 2025 Meeting, you will need to use your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to log in to www.virtualshareholdermeeting.com/DOW2025. Whether or not you participate in the 2025 Meeting online, it is important that your shares are included in the voting process.

If you are a beneficial stockholder, please follow the instructions on the voting instruction form provided by your bank or broker or other nominee in order to participate in the 2025 Meeting. Please contact your bank or broker if you have any questions about how to access the 2025 Meeting or to obtain your control number.

Interested persons who are not stockholders may also access the 2025 Meeting as guests, but will not be able to vote or ask questions during the 2025 Meeting.

We encourage you to join the 2025 Meeting early. Online access will begin approximately 15 minutes before the 8:00 AM Eastern start time. If you encounter technical difficulties during the check-in or while attending the meeting, we have technicians available to help you. The technical support contact information will be posted on the 2025 Meeting login page. In the event of any technical malfunction, we expect to make an announcement on the 2025 Meeting login page. Any updated information regarding the 2025 Meeting will be posted at www.dow.com/investors.

How to Ask Questions

Stockholders may submit questions during the 2025 Meeting using the “Ask a Question” field on the virtual meeting website.

You will need to log in with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to submit a question. Time has been allocated on the agenda to respond to questions submitted during the 2025 Meeting. Questions we do not answer during the 2025 Meeting will be answered in writing and posted on the Company’s website at www.dow.com/investors. Questions on the same topic or questions that are otherwise related may be grouped, summarized and answered together to avoid repetition.

Other Matters

The proxy or voting instruction form confers upon the designated persons the discretion to vote the shares represented in accordance with their best judgment. Such discretionary authority extends to any other properly presented matter. The Board does not intend to present any business at the 2025 Meeting that is not described in this Proxy Statement. The Board is not aware of any other matter that may properly be presented for action at the 2025 Meeting.

RULES OF CONDUCT AND PROCEDURES

Please refer to the 2025 Meeting Rules of Conduct and Procedures for more information on attending the 2025 Meeting, how to ask questions and other procedural rules. The Rules of Conduct and Procedures are available at www.proxyvote.com and during the 2025 Meeting at www.virtualshareholdermeeting.com/DOW2025.

102 2025 | Dow Proxy Statement

Additional Information

Future Stockholder Proposals

If you satisfy the requirements of the rules and regulations of the SEC and wish to submit a proposal to be considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting of Stockholders of Dow Inc. (“2026 Meeting”), pursuant to Rule 14a-8 of the Exchange Act, please send it to the Office of the Corporate Secretary at 2211 H.H. Dow Way, Midland, Michigan 48674, with a copy to corporatesecretary@dow.com. Under Rule 14a-8, these proposals must be received no later than 5:00 PM Eastern Time on October 31, 2025.

Future Annual Meeting Business

Under the Company’s Bylaws, if you wish to raise items of proper business at an annual meeting, other than shareholder proposals complying with Rule 14a-8 (which are subject to separate requirements provided above), including director nominations other than nominations pursuant to Dow’s proxy access provision (which are subject to separate requirements provided in the Bylaws), you must give advance written notice to the Office of the Corporate Secretary at 2211 H.H. Dow Way, Midland, Michigan 48674, with a copy to corporatesecretary@dow.com between 8:00 AM Eastern Time on October 31, 2025, and 5:00 PM Eastern Time on November 30, 2025 for the 2026 Meeting.

Further, if you intend to nominate a director outside of the proxy access process and solicit proxies in support of such director nominee(s) (other than the Company’s nominees) at the 2026 Meeting in reliance on Rule 14a-19, in addition to the requirements set forth in the Company’s Bylaws, you must comply with the additional requirements of Rule 14a-19.

Different deadlines may apply if the 2026 Meeting is called for a date that is not within 30 days (before or after) the anniversary of the 2025 Meeting. In such case, such written advance notice of your intention to raise items of proper business at an annual meeting must be received by the Office of the Corporate Secretary (a) no earlier than the close of business on the 120th day prior to the 2026 Meeting date and (b) no later than the close of business on the later of (A) the 90th day prior to the 2026 Meeting date or (B) the 10th day following the date on which public disclosure of the date of such meeting is first made by the Company.

If notice of a matter or nomination is not received within the applicable deadlines or it does not comply with the procedural and content requirements of the Bylaws for such notices, Rule 14a-4 or Rule 14a-19, as applicable, any officer or director acting as chair of the annual meeting may refuse to introduce such matter. The Bylaws may be amended from time to time and, to the extent any such amendment conflicts with any of the requirements herein, the terms of the amended Bylaws will apply. The full text of the Bylaws is available on the Company’s website at www.dow.com/investors.

Future Director Nominees through Proxy Access

Under the Company’s Bylaws, if you wish to nominate a director through proxy access, you must give advance written notification to the Office of the Corporate Secretary at 2211 H.H. Dow Way, Midland, Michigan 48674, with a copy to corporatesecretary@dow.com. For the 2026 Meeting, written notice must be received by the Office of the Corporate Secretary between 8:00 AM Eastern Time on October 1, 2025, and 5:00 PM Eastern Time on October 31, 2025. Such notices must comply with the procedural and content requirements of the Bylaws. The full text of the Bylaws is available on the Company’s website at www.dow.com/investors.

Multiple Stockholders with the Same Address

In accordance with a notice sent previously to stockholders with the same surname who share a single address, only one notice or set of proxy materials will be sent to an address unless contrary instructions were received from any stockholder at that address. This practice, known as “householding,” is designed to reduce printing and postage costs. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the practice. If you are a registered stockholder, you may revoke your consent by sending your name and your holder identification number to the Office of the Corporate Secretary at corporatesecretary@dow.com or 2211 H.H. Dow Way, Midland, Michigan 48674. If you hold your stock with a bank or broker, you may revoke your consent to householding by contacting Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, New York 11717, or by calling 1-866-540-7095. If you are a

2025 | Dow Proxy Statement 103

Additional Information

registered stockholder receiving multiple copies at the same address or if you have a number of accounts at a single brokerage firm, you may submit a request to receive a single copy in the future by contacting the Office of the Corporate Secretary at corporatesecretary@dow.com. If you hold your stock with a bank or broker, contact Broadridge Financial Solutions Inc. at the address and telephone number provided above. The Company will promptly deliver to a stockholder who received one copy of proxy materials as the result of householding, a copy of the materials upon the stockholder’s written request to the Office of the Corporate Secretary at corporatesecretary@dow.com.

Electronic Delivery of Proxy Materials

Stockholders may request proxy materials be delivered to them electronically by enrolling at www.proxyvote.com or https://enroll.icsdelivery.com/dow. This results in faster, online delivery of the Proxy Statement, Annual Report and related materials. Going paperless is not only convenient for stockholders, but it also saves resources and reduces Dow’s impact on the environment.

Copies of Proxy Materials and Annual Report

The Notice of Internet Availability of Proxy Materials and Proxy Statement and Annual Report are posted on the Company’s website at www.dow.com/investors and at www.proxyvote.com. To access the materials at www.proxyvote.com, you must log in with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form.

Copies of Corporate Governance Documents

The Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, Code of Conduct, Code of Financial Ethics, Board Committee Charters and other governance documents are posted on the Company’s website at www.dow.com/investors. Stockholders may request printed copies of each of these documents at no charge by contacting the Office of the Corporate Secretary at corporatesecretary@dow.com.

104 2025 | Dow Proxy Statement

Appendix

Select Financial Information

Reconciliation of “Net income” to “Operating EBIT” and “Operating EBITDA”

In millions (Unaudited) Twelve months ended December 31	2024	2023	2022

Net income (GAAP)	$1,201	$660	$4,640

+ Provision (credit) for income taxes	399	(4)	1,450

Income before income taxes	$1,600	$656	$6,090

- Interest income	200	229	173

+ Interest expense and amortization of debt discount	811	746	662

- Significant items	(377)	(1,605)	(11)

Operating EBIT (non-GAAP)	$2,588	$2,778	$6,590

Depreciation and amortization	2,894	2,611	2,758

Operating EBITDA (non-GAAP)	$5,482	$5,389	$9,348

Reconciliation of “Cash provided by operating activities—continuing operations” to “Free Cash Flow” and “Cash Flow Conversion”

In millions (Unaudited) Twelve months ended December 31	2024	2023	2022

Cash provided by operating activities—continuing operations (GAAP)	$2,903	$5,164	$7,486

Capital expenditures	(2,940)	(2,356)	(1,823)

Free Cash Flow (non-GAAP)	$(37)	$2,808	$5,663

Net income (GAAP)	$1,201	$660	$4,640

Cash flow from operations to net income (GAAP)	242%	782%	161%

Operating EBITDA (non-GAAP)	$5,482	$5,389	$9,348

Cash Flow Conversion (Cash flow from operations to Operating EBITDA) (non-GAAP)	53%	96%	80%

Reconciliation of Operating Return on Capital (ROC)

In millions (Unaudited) Twelve months ended December 31	2024	2023		2022

Net income available for Dow Inc. common stockholders (GAAP)	$1,116		$589	$4,582

- Significant items, after tax	(96)		(1,017)	(22)

Operating Net Income Available for Dow Inc. Common Stockholders (non-GAAP)	$1,212		$1,606	$4,604

Net income attributable to noncontrolling interests	85		71	58

Gross interest expense	945		834	725

Imputed interest expense—operating leases	65		62	56

Tax on gross interest expense	(267)		(232)	(179)

Operating Net Operating Profit After Tax (non-GAAP)	$2,040		$2,341	$5,264

		$
Average Total Capital (non-GAAP)	$36,363		$36,800	$34,935

Operating Return on Capital (non-GAAP)	6%		6%	15%

2025 | Dow Proxy Statement 105

Appendix

Reconciliation of Net Debt

In millions (Unaudited) Twelve months ended December 31	2024	2023	2022

Notes payable	$135	$62	$362

Long-term debt due within one year	497	117	362

Long-term debt	15,711	14,907	14,698

Gross debt (GAAP)	$16,343	$15,086	$15,422

- Cash and cash equivalents	2,189	2,987	3,886

- Marketable securities [1]	383	1,300	939

Net debt (non-GAAP)	$13,771	$10,799	$10,597

1 The Company’s investments in marketable securities are included in “Other current assets” in the consolidated balance sheets.

Non-GAAP Financial Measures

This document includes financial information that does not conform to GAAP and is considered non-GAAP measures. Management uses these measures internally for planning, forecasting and evaluating the performance of the Company’s segments, including allocating resources. Dow’s management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the Company’s GAAP disclosures and should not be viewed as alternatives to GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Non-GAAP measures included in this Proxy Statement are defined below.

Cash Flow Conversion is defined as “Cash provided by operating activities—continuing operations” divided by Operating EBITDA. Management believes Cash Flow Conversion is an important financial metric as it helps the Company determine how efficiently it is converting its earnings into cash flow.

Free Cash Flow is defined as “Cash provided by operating activities—continuing operations,” less capital expenditures. Under this definition, Free Cash Flow represents the cash generated by the Company from operations after investing in its asset base. Free Cash Flow, combined with cash balances and other sources of liquidity, represent the cash available to fund obligations and provide returns to shareholders. Free Cash Flow is an integral financial measure used in the Company’s financial planning process.

Net Debt is defined as total gross debt minus “Cash and cash equivalents” and “Marketable securities.” The Company believes Net Debt is the best representation of its financial leverage at this point in time.

Operating EBIT is defined as earnings (i.e., “Income before income taxes”) before interest, excluding the impact of significant items.

Operating EBITDA is defined as earnings (i.e., “Income before income taxes”) before interest, depreciation and amortization, excluding the impact of significant items.

Operating Net Income is defined as net income, excluding the after-tax impact of significant items.

Operating ROC is defined as net operating profit after tax (excluding significant items) divided by total average capital. Operating ROC measures how effectively a company has utilized the money invested in its operations. Net operating profit after tax (excluding significant items) is a net income measure the Company uses in presentations to investors that excludes net income attributable to noncontrolling interests, and interest expense, exclusive of the significant items.

106 2025 | Dow Proxy Statement

Defined Terms

Capitalized terms, not otherwise defined in this Proxy Statement, have the meaning ascribed below:

2025 Meeting	2025 Annual Meeting of Stockholders of Dow Inc.
Absolute TSR	Stock price appreciation plus dividends paid independent of any comparative group
Ambition	To be the most innovative, customer-centric, inclusive and sustainable materials science company in the world
Board	Board of Directors of Dow Inc.
CAP	Compensation actually paid
Carbon Emissions	GHG emissions in carbon dioxide equivalent (CO2e)
CD&A	Compensation Discussion & Analysis
CEO	Chief Executive Officer
CFO	Chief Financial Officer
Committee	In the CD&A section, Compensation and Leadership Development Committee
Company	Dow Inc. and its consolidated subsidiaries
Compensation Peer Group	Peer group utilized for market comparisons, benchmarking and setting executive and non-employee Director compensation
Cumulative Cash from Operations	“Cash provided by operating activities—continuing operations,” over a defined period
DEPP	Dow Employees’ Pension Plan
Dow	Dow Inc. and its consolidated subsidiaries; all references to “we,” “us,” and “our” refer to the Company
EBIT	Earnings before interest and taxes
EDP	The Dow Chemical Company Elective Deferral Plan Post 2004, a nonqualified deferred compensation plan
ERG	Employee Resource Group, voluntary groups open to all Dow employees that provide a source of community and connection aligned to strategic priorities and driving business growth
ESG	Environmental, social and governance
ESPP	Dow Inc. 2021 Employee Stock Purchase Plan
ESRP	Executives’ Supplemental Retirement Plan—Supplemental Benefits
Free Cash Flow	“Cash provided by operating activities—continuing operations,” less capital expenditures (non-GAAP)
GAAP	U.S. Generally Accepted Accounting Principles
GHG	Greenhouse gas
GRI	Global Reporting Initiative
LTI	Long-term incentive
NEO	Named Executive Officer
NYSE	New York Stock Exchange
Operating EBIT	Earnings (i.e., “Income (loss) before income taxes”) before interest, excluding the impact of significant items (non-GAAP)
Operating ROC	Net operating profit after tax (excluding significant items) divided by total average capital (non-GAAP)
PEO	Principal Executive Officer
Performance Award	Annual cash incentive program
PPA	Personal Pension Account
PSU	Performance stock unit
Relative TSR	Percentile ranking against the Relative TSR Peer Group of stock price appreciation plus dividends paid
Relative TSR Peer Group	Peer group utilized to measure Relative TSR performance within the performance stock unit programs
ROC	Return on capital
RSU	Restricted stock unit
SASB	Sustainability Accounting Standards Board
Savings Plan	The Dow Chemical Company Employees’ Savings Plan, a tax-qualified 401(k) plan
SCT	Summary Compensation Table
SEC	U.S. Securities and Exchange Commission
SIP	Dow Inc. 2019 Stock Incentive Plan
TCFD	Task Force on Climate-related Financial Disclosures
TDCC	The Dow Chemical Company
TSR	Total shareholder return

2025 | Dow Proxy Statement 107

Appendix

Cautionary Statement REGARDING Forward-Looking Statements

Certain statements in this Proxy Statement are “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such statements often address expected future business and financial performance, financial condition, and other matters, and often contain words or phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “will be,” “will continue,” “will likely result,” “would,” and similar expressions, and variations or negatives of these words or phrases.

Forward-looking statements are based on current assumptions and expectations of future events that are subject to risks, uncertainties and other factors that are beyond Dow’s control, which may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements and speak only as of the date the statements were made. These factors include, but are not limited to: sales of Dow’s products; Dow’s expenses, future revenues and profitability; any sanctions, export restrictions, supply chain disruptions or increased economic uncertainty related to the ongoing conflicts between Russia and Ukraine and in the Middle East; capital requirements and need for and availability of financing; unexpected barriers in the development of technology, including with respect to Dow’s contemplated capital and operating projects; Dow’s ability to realize its commitment to carbon neutrality on the contemplated timeframe, including the completion and success of its integrated ethylene cracker and derivatives facility in Alberta, Canada; size of the markets for Dow’s products and services and ability to compete in such markets; failure to develop and market new products and optimally manage product life cycles; the rate and degree of market acceptance of Dow’s products; significant litigation and environmental matters and related contingencies and unexpected expenses; the success of competing technologies that are or may become available; the ability to protect Dow’s intellectual property in the United States and abroad; developments related to contemplated restructuring activities and proposed divestitures or acquisitions such as workforce reduction, manufacturing facility and/or asset closure and related exit and disposal activities, and the benefits and costs associated with each of the foregoing; fluctuations in energy and raw material prices; management of process safety and product stewardship; changes in relationships with Dow’s significant customers and suppliers; changes in public sentiment and political leadership; increased concerns about plastics in the environment and lack of a circular economy for plastics at scale; changes in consumer preferences and demand; changes in laws and regulations, political conditions or industry development; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business, logistics and supply disruptions; security threats, such as acts of sabotage, terrorism or war, including the ongoing conflicts between Russia and Ukraine and in the Middle East; weather events and natural disasters; disruptions in Dow’s information technology networks and systems, including the impact of cyberattacks; risks related to Dow’s separation from DowDuPont Inc. such as Dow’s obligation to indemnify DuPont de Nemours, Inc. and/or Corteva, Inc. for certain liabilities; and any global and regional economic impacts of a pandemic or other public health-related risks and events on Dow’s business.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s subsequent Quarterly Reports on Form 10-Q. These are not the only risks and uncertainties that Dow faces. There may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. If any of those risks or uncertainties develops into an actual event, it could have a material adverse effect on Dow’s business. Dow Inc. and The Dow Chemical Company assume no obligation to update or revise publicly any forward-looking statements whether because of new information, future events, or otherwise, except as required by securities and other applicable laws.

The Company’s website, reports and social media feeds are not part of or incorporated by reference into this Proxy Statement.

108 2025 | Dow Proxy Statement

Dow Inc. 2025 Annual Meeting of Stockholders Thursday, April 10, 2025 8:00 AM Eastern Time http://www.virtualshareholdermeeting.com/DOW2025

®™ Trademark of The Dow Chemical Company (“Dow”) or an affiliate of Dow	Form No. 161-00890

Logo DOW INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 2211 H.H. DOW WAY MIDLAND, MI 48674 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time on April 9, 2025 for shares held directly and by 11:59 PM Eastern Time on April 7, 2025 for shares held in a Plan. Have the information that is printed in the box marked by the arrow available and follow the instructions to cast your vote. During The Meeting - Go to www.virtualshareholdermeeting.com/DOW2025 You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions to cast your vote. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time on April 9, 2025 for shares held directly and by 11:59 PM Eastern Time on April 7, 2025 for shares held in a Plan. Have the information that is printed in the box marked by the arrow available and follow the instructions to cast your vote. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes must be received by 11:59 PM Eastern Time on April 9, 2025. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V62079-P19232-Z88629 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DOW INC. The Board of Directors recommends that you vote FOR all director nominees in Agenda Item 1 and FOR Agenda Items 2 and 3. 1. Election of Directors For Against Abstain 1a. Samuel R. Allen 1b. Gaurdie E. Banister Jr. 1c. Wesley G. Bush 1d. Richard K. Davis 1e. Jerri DeVard 1f. Debra L. Dial 1g. Jeff M. Fettig 1h. Jim Fitterling 1i. Jacqueline C. Hinman 1j. Rebecca B. Liebert 1k. Luis Alberto Moreno For Against Abstain 1l. Jill S. Wyant 1m. Daniel W. Yohannes 2. Advisory Resolution to Approve Executive Compensation 3. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2025 NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. All holders must sign. If a corporation, sign the full corporate name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of Dow Inc. to be held April 10, 2025 The Notice of Internet Availability of Proxy Materials, Proxy Statement and Annual Report are available at www.proxyvote.com. YOUR VOTE IS IMPORTANT. PLEASE VOTE THE SHARES AS SOON AS POSSIBLE. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. DOW INC. Annual Meeting of Stockholders April 10, 2025 8:00 AM Eastern Time This proxy is solicited by the Board of Directors. The undersigned hereby appoints Jim Fitterling, Jeffrey L. Tate and Amy E. Wilson or any of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting") to be held virtually at www.virtualshareholdermeeting.com/DOW2025 on April 10, 2025, and any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the Meeting. The undersigned hereby revokes all proxies previously given. Such proxies are directed to vote as specified on the reverse side, or if no specification is made, FOR all director nominees in Agenda Item 1 and FOR Agenda Items 2 and 3, and to vote in accordance with their discretion on such other matters as may properly come before the Meeting and at any adjournment or postponement of the Meeting. To vote in accordance with the Board of Directors' recommendations, please sign and date on the reverse side; no voting boxes need to be checked. Continued and to be signed on reverse side